This CD ROM contains an electronic version of appraisals for the Mortgaged Properties in PDF format and forms part of the paper version of the Prospectus Supplement. The information contained in this CD ROM does not appear elsewhere in paper form in this Prospectus Supplement and must be considered as part of, and together with, the information contained elsewhere in this Prospectus Supplement and the Prospectus. The information contained in this CD ROM has been filed by the Seller with the Securities and Exchange Commission as part of a Current Report on Form 8-K, which is incorporated by reference in this Prospectus Supplement, and is also available through the public reference branch of the Securities and Exchange Commission. Defined terms used in this CD ROM but not otherwise defined therein shall have the respective meanings assigned to them in the paper portion of the Prospectus Supplement and the Prospectus. All of the information contained in this CD ROM is subject to the same limitations and qualifications contained in this Prospectus Supplement and the Prospectus. Prospective investors are strongly urged to read the paper portion of this Prospectus Supplement and the Prospectus in its entirety prior to accessing this CD ROM. If this CD ROM was not received in a sealed package, there can be no assurances that it remains in its original format and should not be relied upon for any purpose. Prospective investors may contact J. Theodore Borter of Goldman, Sachs Co. at (212)902-3857 to receive an original copy of the CD ROM.

                          =============================
                          COMPLETE APPRAISAL OF
                          REAL PROPERTY

                          Downtown Plaza
                          211 East Ocean Boulevard
                          Long Beach, California 90802
                          =============================




                                   CUSHMAN &
                                  WAKEFIELD(R)
                          ---------------------------
                          VALUATION ADVISORY SERVICES
                          ---------------------------

Cushman & Wakefield of California, Inc.                                CUSHMAN &
555 South Flower Street, Suite 4200                                 WAKEFIELD(R)
Los Angeles, CA 90071-2418                           A ROCKEFELLER GROUP COMPANY
Tel: (213) 955-5100
Fax: (213) 627-4044


     August 12, 1996


     Mr. Dan Kesich
     GMAC COMMERCIAL MORTGAGE CORPORATION
     650 Dresher Road
     Horsham, PA 19044-8015

     RE:   Appraisal of Real Property
           Downtown Plaza
           211 East Ocean Boulevard
           Long Beach, California 90802

     Dear Mr. Kesich:

        Enclosed are two final copies of the appraisal referenced above.

        If you have any comments, please do not hesitate to call me at
        (213) 955-6493.

     Sincerely,

     CUSHMAN & WAKEFIELD OF CALIFORNIA, INC.




     James W. Myers, MAI
     Senior Director
     Valuation Advisory Services

     Enclosure(s)

     JWM/jkm
     COVRLTR.DOC

                      ==========================================================

                      COMPLETE APPRAISAL OF
                      REAL PROPERTY

                      Downtown Plaza
                      211 East Ocean Boulevard
                      Long Beach, California 90802

                      ==========================================================

                      IN A SUMMARY REPORT
                      As of August 1, 1996


                      Prepared For:

                      GMAC Commercial Mortgage Corporation
                      650 Dresher Road
                      Horsham, PA 19044~-8015


                      Prepared By:

                      Cushman & Wakefield of California, Inc.
                      Valuation Advisory Services
                      555 South Flower Street, 42nd Floor
                      Los Angeles, California 90071

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

Cushman & Wakefield of Caffornia, Inc.                                 CUSHMAN &
555 South Flower Street, Suite 4200                                 WAKEFIELD(R)
Los Angeles, CA 90071-2418                           A ROCKEFELLER GROUP COMPANY
Tel: (213) 955~-5100
Fax: (213) 627~-4044





August 5, 1996

Ms. Avis Tsuya
Senior Underwriter
GMAC COMMERCIAL MORTGAGE CORPORATION
650 Dresher Road
Horsham, PA 19044-8015

RE: Appraisal of Real Property
    Downtown Plaza
    211 East Ocean Boulevard
    Long Beach, California 90802

Dear Ms. Tsuya:

     In fulfillment of our agreement as outlined in the Letter of Engagement, Cushman & Wakefield of California, Inc. is pleased to transmit our summary report estimating the market value of the leased fee estate in the referenced property.

     As specified in the Letter of Engagement, the value opinion reported below is qualified by certain assumptions, limiting conditions, certifications, and definitions, which are set forth in the report.

     This is a complete appraisal prepared in accordance with the Uniform Standards of Professional Appraisal Practice (USPAP) of The Appraisal Institute. The results of the appraisal are being conveyed in a Summary report according to our agreement. Because this is a summary report, the level of detail of presentation is less than that found in a self-contained report.

     This report was prepared for GMAC Commercial Mortgage Corporation and it is intended only for the specified use of said Client. It may not be distributed to or relied upon by other persons or entities without written permission of the Appraiser.

     The property was inspected by and the report was prepared by Miles Loo, Jr. and James W. Myers, MAI.

     As a result of our analysis, we have formed an opinion that the market value of the leased fee estate in the subject property, subject to the assumptions, limiting conditions, certifications, and definitions, as of August 1, 1996 was:

                              EIGHT MILLION DOLLARS
                                   $8,000,000

Ms. Avis Tsuya
Page 2
August 5, 1996


     The preceding estimate of market value are based upon a forecasted marketing period of approximately 12 months, which we believe (through a review of recent office building sale activity, as well as with conversations with local office/investment brokers) is reasonably representative for this product type.

     This letter is invalid as an opinion of value if detached from the report, which contains the text, exhibits, and an Addenda.


Respectfully submitted,

CUSHMAN & WAKEFIELD OF CALIFORNIA, INC.




/s/Miles Loo, Jr.                                      /s/James W. Myers
Miles Loo, Jr.                                               James W. Myers, MAI
Appraiser                                                        Senior Director
Valuation Advisory Services                          Valuation Advisory Services
Provisional Real Estate Appraiser        Certified General Real Estate Appraiser
License No.: AP023313                                      License No.: AG002662

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   SUMMARY OF SALIENT FACTS AND CONCLUSIONS
================================================================================
Property Name:                         Downtown Plaza

Location:

     Office Parcel:                    Northeast corner of East Ocean Boulevard
                                       and The Promenade North. The street
                                       address is 211 East Ocean Boulevard,
                                       Long Beach, Los Angeles County,
                                       California.

     Parking Parcel:                   North side of Seaside Way extending
                                       from Locust Avenue to Collins Way.

Assessor's Parcel Number:

     Office Parcel:                    7280-029-024
     Parking Parcel:                   7278-007-041, 042, 043, and 044

Interest Appraised:                    Leased fee estate

Date of Value:                         August 5, 1996

Date of Inspections:                   August 5, 1996

Ownership:                             WMP Real Estate Limited, a Delaware
                                       limited partnership

Land Area:

     Office Parcel:                    42,160 square feet (0.97 acres) per
                                       Assessor's Maps
     Parking Parcel:                   29,110 square feet (0.67 acres) per
                                       Assessor's Maps

1995-96 Property Assessment
                                       Office ParcelParking Parcel
                                       ---------------------------
     Land:                               $1,714,600               $1,135,400
     Building:                            6,461,000                   29,000
                                         ----------               ----------
      Total:                             $8,175,600               $1,164,400

1995-96 Estimated Ad Valorem Taxes:         $89,757                  $11,780

Zoning:
     Office:                           CB, Commercial Business
     Parking Parcel:                   PD-6 (subarea 7), Downtown Shoreline &
                                       Planned

Highest and Best Use

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Summary Of Salient Facts And Conclusions
================================================================================

     If Vacant:                          Commercial development, such as a
                                         single tenant or multi-tenant office
                                         building; however, current market
                                         conditions are not conducive to
                                         speculative, multi-tenant office
                                         development at the present time,
                                         thus a holding period would be
                                         required before development of this
                                         type would likely occur.

     As Improved:                        As developed, with a multi-tenant,
                                         office building.

Improvements
     Type: Six-story class "B" office building over two levels of subterranean parking.

     Year Built:                         1982

     Area                                100,146+/- RSF

     Condition:                          Average

Operating Data and Forecasts
     Current Occupancy:                  92.8%

     Forecasted First Year Occupancy
       (Fiscal Year 1997):               93%

     Forecasted Average Occupancy:       8.4%

     Average Annual Rental Rate          $14.86 annually per square foot
         Forecasted:                     $16.20 annually per square foot

     Operating Expenses
         Last Full Year (1995):          $8.82 per net rentable square foot
         Budget (1996):                  $8.02 per net rentable square foot
         Forecasted (1997 FY):           $8.37 per net rentable square foot

 Value Indicators
     Sales Comparison Approach:          $9,000,000 ($89.87 per square foot of
                                         net rentable area)

     Income Approach:                    $7,600,000 ($75.89) per square foot of
                                         net rentable area)

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        Summary Of Salient Facts And Conclusions
--------------------------------------------------------------------------------

Discounted Cash Flow Assumptions
     Market Rental Growth Rate
          1996:                          3.5% percent
          Thereafter:                    3.5% percent

     Expense Growth Rates
          Utilities:                     3.5% percent
          All others:                    3.5% percent
     Credit Loss Allowance:              5.0% percent
     Projected Term of Future Leases:    5 years
     Vacancy Between Tenants             2 months (after weighting)
     Renewal Probability:                65%
     Tenant Improvements
          New Tenants:                   $12.50 per square foot
          Renewal Tenants:               $5.00 per square foot
     Terminal Capitalization Rate:       10.5%
     Cost of Sale at Reversion:          2.0%
     Discount Rate:                      12.0%

Value Conclusion
      As Is Value Estimate:              $8,000,000

Resulting Indicators
      Going-in Capitalization Rate
        (Overall Capitalization Rate):   10.8%

      Price Per Square Foot
        (Net Rentable Area):             $79.88

Estimated Marketing Time:                12 months

Special Assumption:                      Please refer to the complete list of
                                         assumptions and limiting conditions
                                         included at the end of this report.

                                         1) We have not deducted costs for
                                         capital work currently in progress or
                                         required in the future for ADA
                                         compliance.

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                            Page

PHOTOGRAPHS OF THE SUBJECT PROPERTY ...........................................1

INTRODUCTION ..................................................................8
  Identification of Property ..................................................8
  Property Ownership and Recent History .......................................8
  Purpose and Function of the Appraisal .......................................8
  Extent of the Appraisal Process .............................................8
  Date of Value and Property Inspection .......................................9
  Property Rights Appraised ...................................................9
  Definitions of Value, Interest Appraised, and Other Pertinent Terms .........9
  Legal Description ..........................................................11

NEIGHBORHOOD ANALYSIS ........................................................12
  Location and Boundaries ....................................................12
  Immediate Surroundings .....................................................12
  Access and Transportation ..................................................13
  Employment .................................................................13
  Naval Property Reuse .......................................................14
  Aviation / Aerospace Industry ..............................................14
  Queensway Bay Plan .........................................................14
  Port of Long Beach .........................................................14
  Conclusion .................................................................15

LOS ANGELES OFFICE MARKET ANALYSIS ...........................................16
  Office Market Analysis .....................................................16
  Los Angeles County Office Market Overview ..................................16
  Employment .................................................................21
  Services ...................................................................22

LOS ANGELES SOUTH OFFICE MARKET ANALYSIS .....................................26
  Los Angeles South Office Market ............................................26
  Long Beach Market ..........................................................26
  Direct Competition .........................................................28
  Conclusions ................................................................28

PROPERTY DESCRIPTION .........................................................29
  Site Description ...........................................................29
  Improvements Description ...................................................29

REAL PROPERTY TAXES AND ASSESSMENTS ..........................................30

ZONING .......................................................................31

HIGHEST AND BEST USE .........................................................32

SALES COMPARISON APPROACH ....................................................34
  Methodology ................................................................34

INCOME APPROACH ..............................................................37
  Methodology ................................................................37
  Potential Gross Income .....................................................37
  Operating Expenses .........................................................41

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Table Of Contents
================================================================================

  Capitalization .............................................................42
  Derivation of Discount Rate ................................................43
RECONCILIATION AND FINAL ESTIMATE OF VALUE ...................................46
ASSUMPTIONS AND LIMITING CONDITIONS ..........................................47
CERTIFICATION OF APPRAISAL ...................................................49
ADDENDA ......................................................................50

    Legal Description
    Copy of Floor Plans
    Project Assumptions and Analysis
    Cushman & Wakefield Investor Survey
    Qualifications of Miles Loo, Jr.
    Qualifications of James W. Myers, MAI

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               INTRODUCTION
================================================================================

Identification of Property

     The subject property consists of two non-contiguous parcels improved with an office building and related parking and site improvements ("The Office Parcel") and a surface parking lot ("The Parking Parcel"). The Office Parcel contains 42,160 square feet of land area, and is improved with a 1982-built Class "B" six-story office building containing 100,146 square feet of rentable area. These improvements, known as Downtown Plaza, are located at the northeast corner of East Ocean Boulevard and The Promenade North in the downtown portion of the City of Long Beach. The street address is 211 East Ocean Boulevard. Based on the rent roll provided for our review the property is currently 92.8 percent leased overall, including a second floor lease for a tenant signed but not yet in occupancy.

     The subject property also includes a non-contiguous "Parking Parcel" located about two blocks southeasterly of the Office Parcel, on the north side of Seaside Way extending from Locust Avenue to Collins Way. This parcel contains 29,110 square feet according to Assessors maps. The parcel is improved with a surface parking lot containing 79 marked spaces. The parking lot is leased to the adjacent hotel (Breakers Hotel) for a term through September 30, 2000 (subject to termination option for "up to" 29 spaces).

     The Los Angeles County Assessor's office identifies the subject as parcel numbers 7280-029-024 (The Office Parcel) and 7278-007-041,042,043, and 044
(The Parking Parcel).

Property Ownership and Recent History

     According to a grant deed dated June 27, 1996 the ownership in the subject property was transferred from WHC-ONE Investors, L.P. to WMP Real Estate
Limited Partnership. This ownership transfer appears to have involved related parties, and to have been based on an allocated value of approximately
$9,200,000 in conjunction with an allocation based on a "....certain
Distribution and Contribution Agreement" which included other properties. According to Assessor's information the grantor in the June 27, 1996 transfer acquired the property in a trustee sale involving multiple properties in August, 1994. No allocation or sales price was available, and we are not aware of any other sales or marketing efforts involving the property during the past three years.

Purpose and Function of the Appraisal

     The purpose of the appraisal is to provide an estimate of market value of the leased fee estate in the property. The function of this report is to assist GMAC Commercial Mortgage Corporation in an evaluation of the property for loan underwriting purposes.

Extent of the Appraisal Process

     In the process of preparing this appraisal, we:

     o   Inspected the property with the property manager and building engineer;

     o Reviewed leases and rent rolls relating to the current subject tenancies.

================================================================================

                                      -8-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Introduction
================================================================================

     o Reviewed a detailed history of the income and expenses and a budget forecast for 1996, including the budget for planned capital expenditures and repairs;

     o Conducted market research into occupancies, asking rents, and operation expenses at competing buildings including interviews with on-site managers and a review of our own data base;

     o Conducted market inquiries into recent sales of similar building to ascertain the sales prices per-square foot and capitalization rates. This process involved telephone interviews with sellers, buyers and/or participating brokers; and

     o Prepared Sales Comparison and Income Approaches to vale. The Cost Approach was not used.

Date of Value and Property Inspection

     The date of value is August 1, 1996, with our date of our last inspection being the same.

Property Rights Appraised

     We valued the leased fee estate, which in a legal conveyance through sale represent the fee simple title, subject to the existing encumbrances, i.e., the tenant leases, etc., in the improvements and corresponding land area.

Definitions of Value, Interest Appraised, and Other Pertinent Terms

     The definition of market value taken from the Uniform Standards of Professional Appraisal Practice, 1994 Edition, published by The Appraisal Foundation, is as follows:

     The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

     (1) Buyer and seller are typically motivated;

     (2) Both parties are well informed or well advised, and acting in what they consider their own best interests;

     (3) A reasonable time is allowed for exposure in the open market;

     (4) Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and

     (5) The price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.


================================================================================

                                      -9-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Introduction
================================================================================

     Exposure Time

     Under Paragraph 3 of the Definition of Market Value, the value estimate presumes that A reasonable time is allowed for exposure in the open market. Exposure time is defined as the estimated length of time the property interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at the market value on the effective date of the appraisal. Exposure time is presumed to precede the effective date of the appraisal.

     Based upon the available sales data in the marketplace, as well as our discussions six to nine months would appear to have been reasonably appropriate for the subject property as the date of valuation.

     Definitions of pertinent terms taken from the Dictionary of Real Estate Appraisal, Third Edition (1993), published by The Appraisal Institute, are as follows:

     Fee Simple Estate

     Absolute ownership unencumbered by any other interest or estate, subject only to the limitations imposed by the governmental powers of taxation, eminent domain, police power, and escheat.

     Leased Fee Estate

     An ownership interest held by a landlord with the rights of use and occupancy conveyed by lease to others. The rights of the lessor (the leased fee owner) and the leased fee are specified by contract terms contained within the lease.

     Market Rent

     The rental income that a property would most probably command on the open market; indicated by the current rents paid and asked for comparable space as of the date of the appraisal.

     Cash Equivalent

     A price expressed in terms of cash, as distinguished from a price expressed totally or partly in terms of the face amounts of notes or other securities that cannot be sold at their face amounts.

     Discounted Cash Flow (DCF) Analysis

     The procedure in which a discount rate is applied to a set of projected income streams and a reversion. The analyst specifies the quantity, variability, timing, and duration of the income streams as well as the quantity and timing of the reversion and discounts each to its present value at a specified yield rate. DCF analysis can be applied with any yield capitalization technique and may be performed on either a lease-by-lease or aggregate basis.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Introduction
================================================================================

Legal Description
     A complete legal description of the property is included in the Addenda. A general legal description is included below.

     Office Parcel
     -------------

     "Parcel A" - Lots 4, 6, 8, 10, 12, 13, 14 and portion of lot 2 in block 112 of Long Beach Townsite, in the city of Long Beach, as shown in Map Book 19, Pages 91, et seq.; "Parcel B" - Lots 15, 16, 17 and 18 in block 112 of Long Beach Townsite, in the city of Long Beach, as shown in Map Book 19, Pages 91, et seq.; and "Parcel C" - Lots 7, 8, 9, 10, 11, 12, 13 and 14 in block B of Ocean Pier Tract, in the city of Long Beach as shown in Map Book 5, Page 135, as filed in the Office of County Recorder of Los Angeles County.

     Parking Parcel
     --------------

     Lots 7, 8, 9, 10, 11, 12, 13 and 14 in block "L" of Ocean Pier Tract, in the city of Long Beach, in the county of Los Angeles, State of California, as per map recorded in Book 5, Page 135 of maps, in the office of the county recorder of said county together with those portions of Marine Way 20 feet wide vacated and Seaside Way a portion of which is vacated.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                               [GRAPHIC OMMITTED]


                                    Area Map

                                                      NEIGHBORHOOD ANALYSIS
================================================================================


Location and Boundaries

     The subject property is located in the southwestem portion of Los Angeles County in the state's fifth largest city, City of Long Beach. The City of Long Beach is part of a larger region known as the South Bay, an area which encompasses approximately 300 square miles of generally densely populated cities and/or communities. The South Bay region is generally bordered to the west and south by the Pacific Ocean, to the north by the Century Freeway (I-105), and to the east by the San Gabriel River Freeway (I-605). The South Bay region encompasses all of southern Los Angeles County and a portion of northwestern Orange County. Major cities within the South Bay area based on residential population include Carson, Hawthorne, Lakewood, Long Beach, Redondo Beach, and Torrance.

     Centrally located in the southerly portion is the City of Long Beach, which is situated in the southern portion of the larger South Bay area, it is bordered to the west by the Communities of San Pedro and Wilmington, to the north by the cites of Carson, Cerritos, and Lakewood, to the east by the City of Seal Beach, and to the south by the Pacific Ocean. The surrounding land uses in the subject's immediate vicinity include commercial service, retail, hotel and residential development, and the local area is generally fully developed.

Immediate Surroundings

     Ocean Boulevard is an important commercial and traffic corridor in the Long Beach area. It includes high-rise commercial development and provides access in an east/west direction from the Long Beach Freeway (I-710). Across the street from the "office parcel", on the south side of Ocean Boulevard and west of Locust Avenue, is the 180 Building, a 12-story 1982-built Class "B" office building containing approximately 200,028 square feet. Just east of The 180 Building is the 13-story Breakers Hotel. To the west of the 180 Building is the former Jergen's Trust site which is currently offered for sale or lease as a residential development site. Farther west, at 110 East Ocean Boulevard, is a 14-story, 1950-built commercial building. North of Ocean Boulevard and next to the subject on the east side is Home Savings Tower, a 10-story 103,000 square foot office building. Further east is the Shoreline Square, consisting of 417,000 square feet with 21 stories and built in 1989. This complex also includes a 462-room high-rise Sheraton Hotel.

     Slightly north of the subject property is First Street, which contains central bus stops for the city of Long Beach and Metro Rail Blue Line, a light rail system extending approximately 22 miles from downtown Long Beach and downtown Los Angeles. The subject property faces the bus and train stations, which results in significant transient activity. This street provides no access for vehicular traffic, except to buses, trains and pedestrian traffic. As a result, this is viewed as somewhat of a detriment to the subject's ground floor bank space facing First Street.

     Bordering the subject property to the west is The Promenade North, a pedestrian walkway, which extends from the Long Beach Convention Center facilities and the Hyatt Regency Hotel to the south of Long Beach Plaza, a regional shopping center to the north of the subject. The Promenade North is dedicated to widths varying from 68 to 80 feet and is well-landscaped with several park benches. It provides the subject with the visibility of a corner parcel from eastbound traffic on Ocean Boulevard, but does not benefit from full street corner exposure. Immediately west of the Promenade North is the high-rise Renaissance Hotel which faces Ocean Boulevard.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                      Neighborhood Analysis
================================================================================

Access and Transportation

     The City of Long Beach has very good access to outlying areas by way of the regional freeway network, the Metro Rail Blue Line, and local surface streets. The San Diego Freeway traverses the northern portion of the city in an east/west direction and provides access to several freeways in the South Bay region. Long Beach is bordered to the west by the Long Beach Freeway, which provides access in a northerly direction to the central portion of the South Bay and further north to Pasadena. The San Gabriel River Freeway provides access in a northerly direction from the southeastern portion of Long Beach to central Los Angeles County.

     The Metro Rail Blue Line is a light rail system which extends for approximately 22 miles between downtown Long Beach and downtown Los Angeles. The Blue Line opened in mid 1990 and presently operates 22 stations, with a future extension of the line from downtown Los Angeles to Pasadena presently being planned. Ridership on the Blue Line has increased from an average of 19,000 riders per day in the line's first year of operation to an estimated 33,000 riders per day / 12,000,000 annually in calendar year 1996. The Blue Line originates near the intersection of Long Beach Boulevard and Ocean Boulevard in the Long Beach Civic Center area, approximately one block west of the subject property, and extends in a northerly direction along Long Beach Boulevard to Pacific Coast Highway.

     Major surface streets in the City of Long Beach in a north/south direction include Atlantic Avenue, Long Beach Boulevard, and Cherry Avenue. Important surface streets in an east/west direction through the city include Ocean Boulevard, Anaheim Street, and Pacific Coast Highway, which changes direction from east/west to north/south with Lakewood Boulevard at Traffic Circle approximately four miles northeast of the subject property.

Employment

     Information provided by the City of Long Beach Economic Development Department indicates that the major employers within the city are as follows:

     Employer                                          # of Employees
     --------                                          --------------
     McDonnell Douglas                                     18,700
     Long Beach Unified School District                     6,500
     City of Long Beach                                     5,750
     Long Beach Memorial Medical Center                     4,000
     California State Univ., Long Beach                     4,000
     U.S. Postal Service                                    2,200
     St. Mary Medical Center                                2,200
     Southern California Edison                             1,700


     Recent growth in the communications, entertainment, transportation, aerospace and environmental services sectors is the result of the state and local tax incentive and improvement programs, such as the State Enterprise Zone, Los Angeles Revitalization Zone, and city= sponsored business loan programs to help attract and retain businesses. Continuing efforts should result in job growth and business opportunities in years to come.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                      Neighborhood Analysis
================================================================================


Naval Property Reuse

     Following the 1991 announcement of the U.S. Navy base closure, Long Beach created a plan that called for the development of more than 400-acres of former Navy property. The reuse plan presents unique opportunities that emphasizes job creation and economic revitalization. The table below summarizes how the four parcels being returned will be restored and sustain economic growth.

===================================================================================================================================
Existing Property                 Available                New Property Usage                                      Projected Job
                                  Acreage                                                                          Opportunities
Naval Station                     197                      Port Of Long Beach                                      2,735
-----------------------------------------------------------------------------------------------------------------------------------
                                  3                        Multi-service center for the homeless                   10
-----------------------------------------------------------------------------------------------------------------------------------
Naval Hospital                    70                       1,000,000 SF Super volume retail center,                3,000
                                                           "Long Beach Towne Center"
-----------------------------------------------------------------------------------------------------------------------------------
Naval Housing                     62                       Long Beach Unified School District high                 200
                                                           school and middle school
-----------------------------------------------------------------------------------------------------------------------------------
                                  17                       Job Corps Training Center                               300
-----------------------------------------------------------------------------------------------------------------------------------
                                  32                       CSULB Research & Training Center and                    3,000
                                                           Long Beach Business Incubator
-----------------------------------------------------------------------------------------------------------------------------------
                                  18                       Transitional housing for homeless persons               30
-----------------------------------------------------------------------------------------------------------------------------------
                                  5                        Educational, training facilities for homeless           To be determined
                                                           persons
-----------------------------------------------------------------------------------------------------------------------------------
                                  1                        Child care for homeless persons                         To be determined
===================================================================================================================================

Aviation / Aerospace Industry

     As the local aviation and aerospace industry is expected to make a comeback over the next several years, one of the more important employers in the Long Beach area is McDonnell Douglas/Douglas Aircraft, which is a commercial aircraft and defense related facility in Long Beach. The Douglas Aircraft division is involved in the development and manufacture of commercial aircraft and announced in the third quarter of 1995 that it would begin on the MD-11 fuselage and MD-95 production programs at the company's facilities in Long Beach. The City of Long Beach and State of California led "Red Team" worked side-by-side with Douglas executives, labor leaders and other business development partners in bringing to Long Beach 1,500 to 2,000 new jobs.

Queensway Bay Plan

     After the fallout of the proposal submitted by The Walt Disney Company in 1991 to develop a theme park on much of the land along the downtown Long Beach waterfront, Long Beach planned an aggressive strategy to rejuvenate its downtown core and convention center, called the Queensway Bay Plan. Long Beach has already invested more than $200 million since 1992 to build a $750 million 310-acre waterfront development that will include a world class aquarium, stores, restaurants, entertainment and marina facilities. As Phase I of four is already under way, which includes several of the infrastructure improvements and construction of the Long Beach Aquarium of the Pacific to be completed by 1997-98, Long Beach is expecting to generate about 3,500 additional jobs and inject more than $275 million a year into the Long Beach economy.

Port of Long Beach

     The strong growth in international trade has kept the Port of Long Beach as the nation's number one container port for the past two years. Recognized as the Gateway to the Pacific Rim,

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                      Neighborhood Analysis
================================================================================

both imports and exports generate an estimated $3 billion in wages and $430 million in local and state taxes last year. As this year's volume and value of exports are highly expected to rise, and to accommodate for future growth, the Port is in the midst of a five-year, $1.3 billion improvement plan. This plan will include the construction of new terminal facilities, roads and railways on 200-acres soon to be acquired from the U.S. Navy as a result of the closure of the more than 400-acre Long Beach Naval Station. On-site improvements at the Port of Long Beach are expected to generate 5,500 new direct and indirect jobs over the next several years, and the construction of the Alameda Corridor should generate more than 10,000 construction related jobs over the next six years, with a nationwide minimum of 70,000 permanent new jobs created within a decade of building the Corridor.

Conclusion

     As the city of Long Beach aggressively restructures its economy to achieve greater diversity, it is quickly becoming a major Southern California shopping, dining and entertainment destination. Hotel occupancy increased 17% last year in Long Beach's hospitality market and expected growth in 1996 is 3%, with that level building over the next few years. And with the help of several new large developments, including the planned 1,000,000 square foot retail center and revitalization of three existing shopping centers, the city will provide thousands of jobs as well as new and exciting shopping opportunities over the next couple of years. As a result, the Downtown Plaza will most likely benefit from these economic stimuli.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                               Los Angeles County
                          MARKET & SUBMARKET STATISTICS
                         End Of the 1st Quarter of 1996


                                                                   Direct               Overall      Net
                                              Number    Direct     Vacancy  Overall      Vacancy  Absorption             Wtd. Avg.
Market/Submarket                 Inventory  of Bldgs Availabilities Rate   Availability   Rate     1st Qtr    Ytd 1996   Rental Rate
====================================================================================================================================
CENTRAL LOS ANGELES             56,716,565     274   13,154,140     23.2%  14,234,656     25.1%   (308,448)   (308,448)    $18.60
------------------------------------------------------------------------------------------------------------------------------------
1  Downtown Los Angeles         36,568,896     110    7,507,819     20.5%   8,353,162     22.8%   (183,462)   (183,462)    $19.46
2  Mid-Wilshire Corridor        13,363,443      77    4,006,947     30.0%   4,210,795     31.5%    (38,939)    (38,939)    $17.07
3  San Gabriel Valley            6,785,226      87    1,639,374     24.2%   1,670,699     24.6%    (86,047)    (86,047)    $18.40
====================================================================================================================================
WEST LOS ANGELES                40,278,865     316    6,893,279     17.1%   7,838,972     19.5%   (229,422)   (229,422)    $23.08
------------------------------------------------------------------------------------------------------------------------------------
4  Hollywood/West Hollywood      3,874,934      45      819,328     21.1%     824,000     21.3%    (99,518)    (99,518)    $18.34
5  Beverly Hills/ Century City  14,351,740      89    2,390,018     16.7%   2,571,444     17.9%    (49,875)    (49,875)    $24.48
6  Westwood/West Los Angeles    17,304,111     139    2,951,755     17.1%   3,626,577     21.0%    (27,667)    (27,667)    $24.60
7  Marina Area/Culver City       4,748,080      43      732,178     15.4%     816,951     17.2%    (52,362)    (52,362)    $17.64
====================================================================================================================================
SOUTH LOS ANGELES               30,505,628     251    5,995,240     19.0%   6,878,096     22.5%   (392,838)   (392,838)    $16.92
------------------------------------------------------------------------------------------------------------------------------------
8  LAX/EI Segundo               13,515,551      86    2,805,167     20.8%   3,607,250     26.7%   (325,166)   (325,166)    $15.48
9  Torrance                      7,144,480      79    1,430,572     20.0%   1,483,151     20.8%     47,241      47,241     $17.88
10 Long Beach                    9,845,597      86    1,759,501     17.9%   1,787,695     18.2%   (114,913)   (114,913)    $18.60
====================================================================================================================================
NORTH LOS ANGELES               39,608,321     474    5,367,245     13.6%   6,594,785     16.6%    163,131     163,131     $19.82
------------------------------------------------------------------------------------------------------------------------------------
11 Simi/Conejo Valley            4,568,138      89      523,217     11.5%     852,257     18.7%     (8,680)     (8,680)    $17.76
12 West Valley                   8,680,098      99    1,595,634     18.4%   1,921,043     22.1%   (138,093)   (138,093)    $19.32
13 Central Valley                8,555,670     113    1,443,787     16.9%   1,612,712     18.8%     81,177      81,177     $19.32
14 East Valley (including       17,804,415     173    1,804,607     10.1%   2,208,773     12.4%    228,727     228,727     $21.25
   Pasadena)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          167,109,379   1,315   31,409,904     18.8%  35,546,509     21.3%   (767,577)   (767,577)    $19.47
====================================================================================================================================

MARKET SIZE COMPARISON CHART

                               [GRAPHIC OMITTED]

    [The table below was presented as a pie chart in the printed material.]

Area           %
----          ---
North         24%
Central       34%
West          24%
South         18%


                               [GRAPHIC OMITTED]

                          [DATA POINTS TO BE SUPPLIED]

                            AVAILIBILITIES BAR CHART


                               [GRAPHIC OMITTED]

                          [DATA POINTS TO BE SUPPLIED]

              MARKET WEIGHTED AVERAGE RENTAL RATE COMPARISON CHART

                                              LOS ANGELES OFFICE MARKET ANALYSIS
================================================================================

Office Market Analysis
Los Angeles County Office Market Overview

     Supply and Tenant Demand

     According to Cushman & Wakefield's first-quarter, 1996 surveys the combined Los Angeles County office market contained a total inventory of 167,109,379 square feet. This figure excludes owner user, medical, and government office buildings.

     The accompanying exhibit provides a statistical overview of the office inventory for Los Angeles County, including a breakdown by markets. The markets included in the sectors used in this report are summarized below.

Sector                             Markets
Los Angeles Central/Downtown:      Downtown Los Angeles

                                   Mid-Wilshire Corridor
                                   San Gabriel Valley

Los Angeles West:                  Hollywood/West Hollywood
                                   Beverly Hills/Century City

                                   Westwood/West L.A./Santa Monica

                                   Marina Area/Culver City

Los Angeles South Bay:             El Segundo/LAX

                                   Long Beach

                                   Torrance

Los Angeles North:                 Simi/Conejo Valleys
                                   West San Fernando Valley

                                   Central San Fernando Valley
                                   East San Fernando Valley/Tri-Cities

     Each market within the larger markets is comprised of a series of submarkets. Although the markets and individual office markets compete to varying degrees on a larger scale for the Los Angeles County tenant base, each market is characterized independently in general terms by a typical targeted tenant or industry type. The table below presents a general overview of the tenant base for the markets.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                                              Los Angeles Office Market Analysis
================================================================================

Sector                                    Tenant Base
Los Angeles Central/Downtown              Financial
                                          Legal
                                          Telecommunications
                                          Energy
                                          Accounting
                                          Real Estate
                                          Govemment/Quasi-Govemment

Los Angeles West:                         Legal
                                          Accounting
                                          Entertainment
                                          Insurance
                                          Real Estate
                                          Financial Services
                                          Advertising

Los Angeles South:                        Aerospace
                                          High-Tech
                                          Research & Development

Los Angeles North:                        Entertainment
                                          Insurance
                                          Legal
                                          Accounting
                                          Engineering

     Considerable duplication exists within the office tenant base for the Los Angeles County office markets. However, the office markets maintain separate identities in terms of the primary tenancies and relative prestige and corresponding relative rental rate structures for comparable buildings within the separate markets. Legal and accounting firms provide considerable tenant demand within each of the markets, for example, but the type and focus of these professional firms is directed toward the business base within the sector. Downtown Los Angeles law and accounting firms consist primarily of larger national or regional firms oriented toward corporations and government for example, while westside Los Angeles firms typically are smaller and specialize in a particular field, such as entertainment law.

     Historical Office Development

     Fundamental shifts occurred in the greater Los Angeles office market during the past decade. The most significant changes include the exodus of major insurance companies and corporations from the Mid-Wilshire District to more suburban locations such as Warner Center and Glendale during the 1980s, and the movement of some entertainment firms from Hollywood and Beverly Hills to areas such as Burbank (North Los Angeles), Woodland Hills/Warner Center (North Los Angeles), or Culver City and Santa Monica (West Los

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                               LOS ANGELES COUNTY
              Construction History Chart of Class A and B Buildings

================================================================================
Year            Central*       West**       North***       South        Total
--------------------------------------------------------------------------------
 82            4,882,683     1,541,242       838,212     3,999,186    11,261,323
 83            2,920,192     3,652,672     1,872,082     2,606,238    11,051,184
 84            1,810,809     1,333,243       967,610     3,635,363     7,747,025
 85            4,412,902     2,402,687     1,278,203     1,922,112    10,015,194
 86            2,913,129     2,964,782     2,334,294     2,789,202    11,001,407
 87            3,771,021     3,070,016       874,928     3,169,020    10,884,985
 88            1,903,160       702,166     1,835,374     2,490,781     6,931,481
 89            2,185,292     2,266,345     1,203,053     1,485,792     7,140,482
 90            2,451,346     1,638,153     1,150,463     1,450,521     6,690,483
 91            4,824,238     1,485,847       865,615       802,029     7,977,729
 92            1,703,355       164,450        30,000             0     1,897,805
 93                    0             0             0             0             0
 94                    0             0             0             0             0
 95                    0       135,000        45,700             0       180,700
--------------------------------------------------------------------------------
Total         33,778,127    21,356,603    13,295,534    24,350,244    92,780,508
================================================================================
Annual Avg     2,412,723    1,525,4722       949,681     1,739,303

----------
*    - Including Miracle Mile, Pasadena and Pasadena East

**   - excluding Miracle Mile

***  - Without Tri-Cities


                 ANNUAL OFFICE BUILDING CONSTRUCTION TREND LINE
                               LOS ANGELES COUNTY


                                [GRAPHIC OMITTED]


                          [DATA POINTS TO BE SUPPLIED]

                                              Los Angeles Office Market Analysis
================================================================================


Angeles). These shifts have involved relocations within the Los Angeles County marketplace, and most of the current markets have emerged as separate, viable office locations during the past decade. The established Los Angeles County office markets as of 1980 consisted of downtown Los Angeles, the Mid-Wilshire sector, Pasadena, Beverly Hills, Century City, and the Ventura Boulevard corridor in the San Fernando Valley. Approximately 55% of the total existing office development in Los Angeles County has been completed during the period since 1982.

     A number of the current major office markets or submarkets were effectively created during roughly the past decade. Most of the development in the following markets (total current supply in parenthesis) has been completed since 1980:
Warner Center (5,325,021 square feet) Burbank/Universal City (5,517,729 square feet), Glendale (5,052,071 square feet), Brentwood (3,254,337 square feet), Culver City/Westchester (3,643,649 square feet), and Long Beach (7,419,205 square feet). Much of the development in the Glendale, Burbank, Culver City, and downtown Long Beach office markets was assisted to varying degrees by government agencies, including redevelopment agencies. Significant assistance (political and/or financial) by government agencies has also increased the office development in previously established markets such as downtown Los Angeles and Pasadena. Prior to about 1980 several of these alternative office locations either did not exist or the available supply in the market was not sufficient to represent serious competition for the established office markets. The existence of a number of alternative office market locations within the Los Angeles basin is a significant consideration in analyzing historical vacancy and rental trends in the individual markets prior to 1982 for the purpose of projecting future performance.

     Future Competitive Supply

     Future competitive office development in the Los Angeles County markets is restricted by two primary factors: 1) economic conditions - the current financial infallibility of most new development and the absence of available financing for office development of new office properties; and 2) political conditions - the governmental restrictions limiting new development. Although the economic factors limiting development, which are based on lending restrictions and economic infallibility under current leasing conditions and effective rental rates, represent the primary reason for limited new development in the recent, past and near future, the political constraints on new development as the most significant factor limiting new competitive office supply in a number of the markets and market for the long term.

     1) Economic Constraints

     Market rental rates in Los Angeles County submarkets are currently below (to varying degrees) the levels required to justify new Class A office development. The current (1st Quarter 1996) weighted average asking rental rate for all direct office space availabilities in Los Angeles County is $19.48 per-square-foot annually, full service gross. The individual markets have weighted average rental rates (asking) from $15.48 to $24.60 per-square-foot.

     New construction costs for mid to high-rise office buildings vary by market location and underlying land cost. The relative strength of the markets in terms of tenant demand and the

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                 SUMMARY OF DEVELOPMENT CONSTRAINTS (POLITICAL)
                         LOS ANGELES AREA OFFICE MARKETS

Location                       Development Control

Suburban North
    Burbank                    Specific Plan
    San Fernando Valley        Specific Plan
                               Ventura Boulevard Specific Plan/Proposition U
                               Warner Center Specific Plan

Westside
    Park Mile                  Specific Plan
    Miracle Mile               Interim Control Ordinance
    Beverly Hills              Restrictive Zoning
    Westwood                   Specific Plan
    Brentwood                  Proposition U/Specific Plan
    West Los Angeles           Proposition U
    Santa Monica               Restrictive Zoning/Specific Plan
    Century City               Specific Plan

                                              Los Angeles Office Market Analysis
================================================================================

"spread" between the rents required support new development and the current market rental levels in the various markets fluctuates considerably, but virtually no new speculative office construction has occurred in Los Angeles County markets since 1992. Refer to accompanying exhibit for historical construction activity since 1980.

     2) Political Constraints

     Other than the downtown market and the South Los Angeles market area, nearly every sector of the City of Los Angeles and adjacent suburban cities with a meaningful office market has implemented restrictions on new development, tied to political factors, traffic mitigation and other infrastructure issues. These restrictions will negatively impact the political feasibility of significant amounts of new office construction under any future economic office market scenario. The accompanying exhibit summarizes Los Angeles area markets with meaningful political constraints on development currently in place or pending. The specific plans are based on automobile "trips" (costs associated with traffic mitigation costs) or other criteria (typically tied to infrastructure). The political influence of the homeowners groups, which typically have active slow- or no-growth philosophies toward new development, is strong and has increased considerably during the past decade.

     In addition to typical zoning and planning issues, new development of significant size and scope within specific plan areas will require substantial additional entitlement fees to be paid prior to approval for new development. The fees are usually based on the anticipated new traffic generated by a proposed project, and the costs are assessed based on square footage and use. The "prime' westside markets, including Westwood, Century City, Brentwood, and Santa Monica have substantial fees for new development, as does the Miracle Mile District, and the Ventura Boulevard corridor of the San Fernando Valley (including Encino and Woodland Hills).

     The most significant political constraint on new competitive office supply in the City of Los Angeles markets has been Proposition "U", which was passed in 1986 and down-zoned all Height District I properties in the City of Los Angeles. Known also as Ordinance No. 161684, Proposition "U" amended the zoning code for all areas of the City of Los Angeles to include height district designations ranging from 1 to 4, with much of the city downzoned to height district No. 1. Properties within this designation are limited to a maximum of 3 stories or 45 feet in height. The 'wave" in new high-rise construction during the latter portion of the last decade (the 1980's) was in part accelerated by developers and lenders who hurried high-rise office developments through the planning and development stages before the sites were downzoned. Properties in the downtown Los Angeles market area are not within this height classification, but most other areas of the City have been impacted, including West Los Angeles and the Ventura Boulevard corridor of the San Fernando Valley. The portions of the City most directly effected by Proposition U and the specific plans summarized on the chart are generally the most affluent, prestigious residential areas, and office buildings in these locations have typically commanded some of the highest rental rates in the County. These areas also experienced some of the greatest levels of new development during the previous decade (1980's). The concerns of the surrounding residential communities over the

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                                              Los Angeles Office Market Analysis
================================================================================

increasing traffic and the decline in the overall quality of life has led to the formation of a number of politically influential homeowners groups that can be described as actively anti-development. Although there are some political and governmental controls on future development in the downtown market area, the number of projects currently entitled for development or win the pipeline" for approval is substantial, and the surrounding residential base is not as organized, active, or apparently as influential as the more affluent communities situated in the west and north Los Angeles County markets.

     Probable Future Development Activity

     As discussed above the economic and political constraints on new office development have resulted in virtually no new office construction in Los Angeles County markets since 1992. The "spread' between current market rental rates and the rents required to justify new development varies from submarket to submarket. The highest rental rates in the county are currently achieved in the "Tri-Cities" markets and the 'prime' westside Los Angeles markets. While there are several potential speculative office development parcels in these markets, new multi-tenant development appears to be two or more years in the future. Owner-user projects such as the proposed Dreamworks animation facility in Glendale or "redevelopment' projects such as the former Lockheed "Skunkworks" facility in Burbank for a major entertainment industry tenant are expected to commence during the second half of 1996. Build-to-suit activity for Dreamworks studios and related businesses in the Playa Vista area of west Los Angeles and Glendale may occur during 1997-1998. In terms of speculative office development potential, however, several potential office sites in prime locations have remained vacant for a number of years due to market conditions, and market rental 'spikes" will be required before new speculative office development can occur.

     Vacancy

     The landlord-direct vacancy rate for Los Angeles County office markets was
18.8 percent, based on 31,409,904 square feet available for lease at the end of 1st quarter, 1996. Our review of the data on a submarket by submarket basis indicates there are isolated submarkets that experienced considerably lower direct vacancy levels than the countywide figure, such as Universal City and the Burbank Media District. Most markets within Los Angeles County, with the exception of the Tri-Cities area, have direct vacancy rates above 15 percent, and several have current direct vacancy levels in the range of 20 percent. The previous Los Angeles County Office Market Statistics chart illustrates the vacancy breakdown by sector.

     Including sublease availabilities the overall Los Angeles County office market vacancy level was 21.3 percent as of 1st quarter, 1996, which compares with 21.0 percent as of year-end, 1995. The overall vacancy level is down from unchanged from the 21.8 percent overall vacancy level at the end of 1994. The sublease marketplace became a more important component of the overall office leasing market during the first few years of this decade, particularly within the downtown Los Angeles market, as the national economic recession and other factors led to business consolidation and mergers. Many types of businesses were affected, including major law and accounting firms, aerospace firms, high-tech firms, energy firms, telecommunications companies, financial services firms, insurance companies, and

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                          OFFICE MARKET VACANCY TRENDS
                               Los Angeles County

================================================================================
               Including L.A. Central/Downtown   Excluding L.A. Central/Downtown
                        Vacancy Rates                       Vacancy Rates
Year  Quarter    Direct  Sublease  Overall         Direct  Sublease  Overall
================================================================================
1991  4th Qtr    19.0%     3.6%      22.6%          19.2%      3.3%     22.5%
-------------  -------------------------------  --------------------------------
1992  4th Qtr    19.4%     3.5%      22.9%         18.9%      2.7%     21.6%
-------------  -------------------------------  --------------------------------
1993  4th Qtr    18.8%     3.8%      22.5%         18.4%      3.0%     21.4%
-------------  -------------------------------  --------------------------------
1994  4th Qtr    18.7%     3.1%      21.8%         17.3%      2.3%     19.5%
-------------  -------------------------------  --------------------------------
1995  4th Qtr    18.7%     2.3%      21.0%         17.0%      2.4%     19.4%
================================================================================



--------------------------------------------------------------------------------
                            Vacancy Ratio Bar Graph
           Excluding Los Angeles Central/Downtown Overall Vacancy Rate


                               [GRAPHIC OMITTED]

                          [DATA POINTS TO BE SUPPLIED]

                                              Los Angeles Office Market Analysis
================================================================================

banks and savings and loans. The oversupply of office space during the first portion of this decade led to additional sublease availabilities as developers assumed existing tenant obligations for space in other buildings prior to the termination of the tenant's previous lease. Although sublease space was previously a secondary competitive marketplace for short-term lease requirements or tenants with questionable credit ratings, a few office markets in Los Angeles County have sublease markets that compete effectively with landlord direct space, which in turn applies additional downward pressure on rents for direct office space. As shown the exhibit, "Office Market Vacancy Trends", the overall Los Angeles County market has experienced a slow, gradual improvement in direct and sublease vacancy levels during the period from fourth quarter, 1992 through year-end, 1995.

     Near-Term Vacancy Trends

     The Los Angeles Central office sector, which includes the "distressed" downtown and Mid-Wilshire areas, experienced negative net absorption of 711,752 square feet during 1995. The total Los Angeles County net absorption during 1995 was positive 272,154 square feet including the impact of the negative absorption in the Central Los Angeles sector. Excluding Los Angeles Central, the remainder of the county (the West, South, and North markets) experienced positive absorption of 983,906 square feet for an inventory of 116,707,590 square feet.

     The chart shows the potential for a continued, gradual decrease in vacancy levels for the three markets of the county (excluding the Central sector). As vacancy levels decline overall and within the most desirable submarkets, rental rates for office space in these markets should logically increase.

     The Los Angeles Central Sector, which includes downtown Los Angeles and the Mid-Wilshire corridor, have experienced generally higher vacancy levels and lower absorption during the past several years than the remainder of the county. The historical vacancy trends exhibit includes a column which adjusts the inventory and availabilities as of year-end 1991 through 1995 to exclude the Los Angeles Central sector.

     Employment

     The chart on an accompanying page summarizes the employment base for the six major counties in the Southern California area. Los Angeles County had an average total employment of 4,979,800 positions in 1995, which accounted for 53 percent of the total employment within the six-county area. The most significant employment markets in the county include services (36.2 percent), wholesale/retail trade (20.0 percent), and manufacturing (14.6 percent). Los Angeles County has a notably higher percentage of employment within the services and manufacturing markets as compared to the other major counties in Southern California, which reflects the important concentration of film, television, and musical production/distribution companies in the region as well as the ongoing work by major aerospace/defense companies in the Los Angeles area.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

--------------------------------------------------------------------------------
                           SOUTHERN CALIFORNIA REGION
                            EMPLOYMENT DATA ('000's)

                                                              Finance
                                                             Insurance                                                     Compound
                                        Trans. &                 Real                                        Total           Annual
                    Const.     Mfg.    Utilities     Trade     Estate    Services     Gov't      Total    Employment        Change
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles
 Year     1980      153.0     938.6      214.1        934.3     382.6    1,134.3      508.0     4,264.9     4,319.0            --
          1985      163.0     921.3      225.9      1,024.2     409.6    1,420.4      517.0     4,681.4     4,733.8          1.85%
          1990      214.1     894.0      248.5      1,128.8     484.3    1,784.0      572.4     5,326.1     5,378.6          2.59%
          1995      169.0     725.5      231.9        999.7     447.3    1,802.5      558.8     4,934.7     4,979.8         -1.53%
          2000      169.7     724.1      227.5        999.0     465.2    1,905.6      566.1     5,048.4     5,092.5          0.45%
          2010      165.1     717.1      221.4        985.2     499.2    2,100.5      590.6     5,279.1     5,322.7          0.44%
------------------------------------------------------------------------------------------------------------------------------------
Orange
 Year     1980       61.4     226.1       31.0        235.7     115.2      247.4      121.4     1,038.2     1,058.4           --
          1985       66.4     249.6       39.0        294.6     135.4      354.2      126.1     1,265.3     1,288.2          4.01%
          1990       92.6     261.3       45.1        361.4     173.6      486.5      142.7     1,563.2     1,590.9          4.31%
          1995       74.0     231.2       45.8        348.9     177.4      538.0      133.5     1,548.8     1,575.5         -0.19%
          2000       76.0     245.8       48.8        373.2     198.4      612.5      135.9     1,690.6     1,718.0          1.75%
          2010       77.4     265.5       54.6        424.5     240.7      764.2      146.2     1,973.1     2,002.1          1.54%
------------------------------------------------------------------------------------------------------------------------------------
Riverside
 Year     1980       16.3      27.0        9.4         53.4      24.7       59.8       50.0       240.6       262.8            --
          1985       25.4      30.2       10.9         68.5      25.6       81.3       54.5       296.4       322.3          4.17%
          1990       47.1      38.7       15.3         96.7      34.3      125.1       70.3       427.5       456.2           7.2%
          1995       40.3      40.2       15.1        106.6      35.0      146.8       71.8       455.8       484.5          1.21%
          2000       45.3      44.6       15.7        116.9      37.8      162.6       75.1       498.0       528.0          1.73%
          2010       48.5      51.2       17.0        138.3      43.1      193.4       84.4       575.9       607.8          1.42%
------------------------------------------------------------------------------------------------------------------------------------
San Bernardino
 Year     1980       19.5      39.9       20.0         73.1      26.9       73.8       80.5       333.7       343.4            --
          1985       29.4      42.3       24.4         91.4      25.1      104.5       91.9       409.0       420.4          4.13%
          1990       44.2      55.3       29.0        127.6      33.0      150.7      106.7       546.5       558.8          5.86%
          1995       37.6      58.5       32.1        142.1      35.8      177.1      110.1       593.9       606.0          1.63%
          2000       40.2      65.0       33.7        156.5      38.7      197.3      114.5       645.9       658.0          1.66%
          2010       39.0      74.6       36.2        184.2      43.4      232.4      123.3       733.1       745.7          1.26%
------------------------------------------------------------------------------------------------------------------------------------
San Diego
 Year     1980       46.5     112.2       31.8        174.6      84.1      217.8      282.7       949.7       979.5            --
          1985       63.6     127.6       36.3        220.7     98.58      304.5      286.6     1,137.8     1,166.9          3.56%
          1990       83.9     142.3       44.2        282.1     120.2      414.9      315.6     1,403.2     1,435.5          4.23%
          1995       73.7     137.1       43.8        281.1     118.5      473.8      301.0     1,429.0     1,460.3          0.34%
          2000       83.6     153.1       47.8        314.4     129.4      541.1      303.0     1,572.4     1,604.6          1.90%
          2010       98.0     177.5       55.8        387.8     152.7      688.7      318.7     1,879.2     1,913.2          1.77%
------------------------------------------------------------------------------------------------------------------------------------
Ventura
 Year     1980       11.0      24.9        7.4         43.3      18.7       46.5       45.7       197.5       219.8            --
          1985       14.0      29.7        9.2         56.4      20.3       64.8       46.5       240.9       261.9          3.57%
          1990       23.0      35.6       13.4         68.1      25.0       91.7       51.0       307.8       331.2          4.81%
          1995       19.2      36.0       12.6         70.7      27.1      112.4       51.5       329.5       353.8          1.33%
          2000       20.2      40.0       13.4         75.7      29.3      129.6       52.9       361.1       386.2          1.77%
          2010       19.1      45.9       14.9         84.7      32.9      162.8       55.4       415.7       441.9          1.36%
====================================================================================================================================
Source: Woods & Poole
====================================================================================================================================

                                              Los Angeles Office Market Analysis
================================================================================

     From 1990 to 1995, Los Angeles County endured a 7.5 percent decline in total employment, due in large part to the decrease of 18.8 percent in the manufacturing sector which reflected the consolidation within the aerospace/defense industry. Of the six major counties in Southern California, only Los Angeles and Orange Counties suffered a decline in total employment over this five-year period. The U.S. Labor Department reported the January 1996 national unemployment rate at 5.5 percent, which was essentially unchanged from the year prior level of 5.4 percent. On a statewide basis, the unemployment rate of 8.3 percent for California was generally unchanged from the January 1995 level of 8.2 percent. The unemployment rate in Los Angeles County was 8.2 percent in January 1996, which is notably decreased from the year prior level and which continues the downward trend in the unemployment rate for the county over the past 12 to 18 months. Regional economists project that the unemployment rate on a countywide basis will continue to decline over the next few years. The anticipated decline in the unemployment rate is based on the fact that the downsizing by major aerospace/defense companies has been largely completed and the growth in the services sector is expected to continue over the next several years.

     Total employment in Los Angeles County is projected by Woods & Poole to increase at a compound rate of 0.45 percent per year from 1995 to 2000, which is notably improved from the past few years but lags the projected employment growth for the other major counties in Southern California. However, the forecasted employment growth by Woods & Poole for Los Angeles County is fairly conservative in comparison to recent projections by the California Employment Development Department and the Los Angeles County Economic Development Corporation. Each of these organizations has forecast job growth for Los Angeles County in the range of 2.0 to 2.5 percent during 1996, with growth during the period from 1995 to 2000 expected to outpace the national average employment growth rate.

     Services

     The services sector has shown the only significant growth in terms of total employment from 1990 to 1995 in Los Angeles County and Southern California as a whole. The services sector includes entertainment, healthcare, business services, lodging, and personal services. Within the services sector, the entertainment industry has experienced significant growth over the past few years, both in terms of the worldwide demand for television/film product and the level of employment. The entertainment industry has emerged as a growing source of relatively high wage employment within the Los Angeles area and has surpassed the defense industry in terms of countywide employment. A November 1995 report by the California Employment Development Department indicated that the total countywide employment in the entertainment industry is estimated at 147,500 jobs, which is increased by nearly 12.5 percent from the July 1994 level of employment. A similar report by the California Department of Finance estimated the entertainment industry employment figure at 172,000 positions. The disparity in the reported entertainment employment figures provided by these two agencies reflects the different methodologies used in collecting the employment data. However, both sources of data support the very significant growth within this industry and its increasing role as a catalyst for economic growth in the Los Angeles area.
================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                   Net Office Absorption vs Leasing Activity
                               LOS ANGELES COUNTY

======================================================================================================================
                Net Office Absorption              Leasing Activity (SF)              Net Absorption/Leasing Activity
======================================================================================================================
          1990              8,258,928                         18,950,547                                        43.6%
          1991              2,261,311                         18,648,618                                        12.1%
          1992                 (5,207)                        16,905,261                                         0.0%
          1993               (248,158)                        17,561,649                                        -1.4%
          1994               (997,235)                        17,459,183                                        -5.7%
          1995                272,154                         18,535,438                                         1.5%
               -------------------------------------------------------------------------------------------------------
Annual Average              1,590,299                         18,010,116                                         8.8%
               -------------------------------------------------------------------------------------------------------


                Net Office Absorption vs Leasing Activity Chart

                               [GRAOHIC OMITTED]

                          [DATA POINTS TO BE SUPPLIED]

                                              Los Angeles Office Market Analysis
================================================================================

     The local entertainment industry has recently been investing in new production facilities in the Hollywood area, West Los Angeles, and the Cities of Glendale and Burbank in an effort to meet the growing demand for multi-media products and services. Such leading companies as Walt Disney Company and NBC Studios in Burbank, MCA in Universal City, Sony Pictures in Culver City, and the recently formed Dreamworks headed by Steven Spielberg, Jeffrey Katzenberg, and David Geffen are creating multi-media divisions which will increase the demand for computer/high technology-oriented positions in the Los Angeles area. The level of entertainment employment is expected to increase due to the strong international demand for film product and the ongoing evolution of the cable television industry.

     The second largest category of employment within the services sector is the health services segment. The field of healthcare has been one of the more stable industry segments in terms of employment changes over the past few years. The Los Angeles area is home to some of the most advanced medical and medical teaching facilities in the country, including Cedars-Sinai Medical Center, the City of Hope, and the University of Southern California and the University of California at Los Angeles schools of medicine. Reports by industry experts suggest that the Los Angeles area has an overcapacity of local hospital facilities, which will result in more consolidation within the industry and/or the closure of underperforming hospitals over the next few years. However, the impact on total employment within the county stemming from the anticipated consolidations is uncertain at the present time.

     Employment growth within the services sector is forecast by the Southern California Association of Governments (SCAG) to be relatively strong from 1995 to 2000. SCAG forecasts the services segment of the employment base to increase at a compound rate of 3.8 percent per year from 1995 to 2000 for Los Angeles County, which compares favorably to the projected growth for the total countywide employment base of 1.6 percent per year from 1995 to 2000. Within the services sector, the motion picture industry is projected to grow at a compound rate of 7.7 percent per year from 1995 to 2000, and the business services segment is projected to grow at a compound rate of 5.2 percent per year from 1995 to 2000. However, the finance, insurance and real estate sector (FIRE), which is a separate employment category from the services sector, is projected to grow at a more modest pace of 0.8 percent per year (compounded) from 1995 to 2000.

     Gross Leasing Activity

     Cushman & Wakefield defines gross leasing activity as the sum of all completed leasing transactions including subleasing but excluding renewals. The accompanying graph illustrates the pattern in net absorption and gross leasing activity for the combined Los Angeles County office marketplace on a annual basis since 1990. Over the past six years (1990 through 1995), gross leasing activity has been relatively stable on an annual basis, averaging approximately 18 million square feet. The leasing activity includes assumed leases and other factors, and does not represent fLeA absorption, which is one indication of new demand.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

--------------------------------------------------------------------------------
                            HISTORICAL NET ABSORPTION
                         Los Angeles County Office Space
--------------------------------------------------------------------------------
                                  1989 to 1995
--------------------------------------------------------------------------------

   Year                              NOA (sqft)                      % Decrease
   ----                              ----------                      ----------

   1990                             8,258,928
   1991                             2,261,311                           -72.6%
   1992                                (5,207)                         -100.2%
   1993                              (248,158)                         4665.9%
   1994                              (997,235)                          301.9%
   1995                               272,154                          -127.3%
================================================================================
   Total                            9,541,793
================================================================================
  Annual Average                    1,590,299



                        Historical Net Office Absorption

                                [GRAPHIC OMITTED]
\
                          [DATA POINTS TO BE SUPPLIED]

                                              Los Angeles Office Market Analysis
================================================================================

                                  OFFICE MARKET

                              Net Absorption Trends
                               Los Angeles County

================================================================================
                Including Los Angeles         Excluding Los Angeles
                 Central / Downtown             Central / Downtown

                  Net Absorption (SF)           Net Absorption (SF)
  Year                  YTD                            YTD
=========         ==================            ===================
  1991               2,261,311                        882,518
---------         ------------------            -------------------
  1992                  (5,207)                       251,057
---------         ------------------            -------------------
  1993                (248,158)                        55,268
---------         ------------------            -------------------
  1994                (997,235)                       234,566
---------         ------------------            -------------------

  1995                 272,154                        983,906
=========         ==================            ===================


                            Net Absorption Bar Chart
                     Excluding Los Angeles Central/Downtown

                               [GRAPHIC OMMITTED}

                         [DATA POINTS TO BE SUPPLIED]


================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                                              Los Angeles Office Market Analysis
================================================================================

     Net Absorption

     Cushman & Wakefield calculates net absorption based on net change in directly occupied office space. The chart on the accompanying page summarizes the annual trends in net office absorption for Los Angeles County during the period 1991 through 1995. A graph compares net office absorption with the gross leasing activity summarized previously. Net absorption declined sharply from 1990 to 1992, from positive absorption of 2.3 million square feet in 1991 to negative absorption in 1992. Following negative absorption in 1993 and 1994 county-wide net absorption increased to 272,154 square feet during 1995. The Los Angeles Central office markets posted substantial negative net absorption from 1992 to 1995. Excluding Los Angeles Central, the three remaining areas (West, North and South County), experienced positive net absorption of 983,906 square feet during 1995.

     The net absorption figures discussed above are based on the net change in direct occupied office space. This calculation does not include changes in the sublease availabilities. The current (1st quarter 1996) sublease availabilities in Los Angeles County total 4,136,605 square feet, or 11.6 percent of the Los Angeles County available (for lease) office supply. Although several submarkets have substantial sublease availabilities, the downtown Los Angeles Central Business District represents the greatest single component of this supply, with approximately 845,000 square feet or 20 percent of the countywide sublease space. The LAX/El Segundo market also has significant sublease availabilities. As noted previously, however, the sublease supply has decreased gradually from
3.6 percent at the end of fourth quarter, 1991 to 2.3 percent at the end of 1995.

     The chart below shows the cumulative oversupply of office space added to the Los Angeles County office market since 1990.


================================================================================
                      SF                    SF                       SF
   Year        New Construction         Net Absorption           Oversupply
--------------------------------------------------------------------------------
1990                6,690,483             8,258,928             (1,568,445)

--------------------------------------------------------------------------------
1991                7,977,729             2,261,311              5,716,418

--------------------------------------------------------------------------------
1992                1,897,805                (5,207)             1,903,012

--------------------------------------------------------------------------------
1993                        0              (248,158)               248,158

--------------------------------------------------------------------------------
1994                        0              (997,235)               997,235

--------------------------------------------------------------------------------
1995                  180,700               272,154                (91,454)

--------------------------------------------------------------------------------
Totals             16,746,717             9,541,793              7,204,924

================================================================================


================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                                              Los Angeles Office Market Analysis
================================================================================

     Conclusions - Los Angeles County Office Market

     The commercial office real estate market in Los Angeles has experienced a significant transformation during roughly the past 20-year period. Los Angeles has grown from a regional (southern California) business center to a financial center for the western United States and the international focus for trade and financial relations with the Pacific Rim countries. The factors influencing this transformation include global, national, and regional trends and events.

     The national and regional economic recession during the period from roughly the third quarter, 1990 through 1993 exacerbated the oversupply conditions established during the past decade. The historically strong net new demand for office space declined significantly, with most office markets experiencing flat or negative office space absorption during the past few years. Financing for new speculative developments was virtually unavailable, but new development continued to 1992 based upon previous construction lending commitments. About 1 0 million square feet of new office supply was completed during 1991 and 1992.

     Several submarkets in Los Angeles County office market provided signs of recovery during 1993 and 1994, and have continued to tighten during 1995, particularly the Tri-Cities and prime westside markets. The level of office building investment activity increased substantially during the past 24 months in Los Angeles County. Many submarkets experienced declining direct and overall vacancy rates during 1994 and 1995. Gross leasing activity remained stable on a countywide basis, and all markets excluding the Los Angeles Central Sector experienced positive absorption during 1995. On a submarket by submarket basis several individual markets appear to be steadily improving and may experience relatively strong absorption, occupancy and value increases in the near future.

     As shown in previous charts, the Los Angeles County office market, particularly when the poorly-performing Central sector is isolated from the remainder of the county, has exhibited positive absorption during 1995 and appears positioned for a continued, stable improvement in occupancy levels. The employment growth in several markets, particularly the entertainment industry including the film and recording industries), has enabled several submarkets to outperform the county as a whole during the past several years. The submarkets which have most directly benefited from the growth of the entertainment industry include Burbank and Glendale in the North Los Angeles sector, and the westside markets of Beverly Hills, the Miracle Mile, Century City, Santa Monica, West Los Angeles, and Culver City. The office locations adjacent to these submarkets and Class "B" buildings in these submarkets have benefited from "overflow" demand from entertainment industry tenants, and have also attracted tenants from other businesses who have been driven from Class A buildings in the prime submarkets by higher rental rates.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                                                         Los Angeles South
                                                   MARKET & SUBMARKET STATISTICS
                                                   End of the 2nd Quarter of 1996
                                                                    Direct               Overall
                                            Number         Direct  Vacancy     Overall   Vacancy      Net  Absorption    Wtd. Avg.
         Market/Submarket      Inventory  of Bldgs Availabilities   Rate  Availability    Rate    2nd Qtr    YTD 1996  Rental Rate
====================================================================================================================================
LAX / EL SEGUNDO              13,669,986        88    3,076,644     22.5%   3,726,440     27.3%   (203,256)   (502,797)     $15.72
------------------------------------------------------------------------------------------------------------------------------------
1  Los Angeles Airport         4,206,225        20    1,254,826     29.8%   1,270,077     30.2%     (6,552)    (62,751)     $13.32
2  El Segundo                  9,463,761        68    1,821,818     19.3%   2,456,363     26.0%   (196,704)   (440,046)     $17.52

====================================================================================================================================
TORRANCE                       7,144,480        79    1,472,752     20.8%   1,532,089     21.4%    (53,165)     (5,628)     $17.28
------------------------------------------------------------------------------------------------------------------------------------
3  190th Street Corridor       3,222,161        31      790,293     24.5%     827,622     25.7%     10,081      37,028      $16.56
4  Central Torrance            3,572,017        45      663,108     18.6%     685,116     19.2%    (62,287)    (46,086)     $18.00
5  San Pedro                     350,302         3       19,351      5.5%      19,351      5.5%       (959)      3,430      $19.68

====================================================================================================================================
LONG BEACH                     9,845,597        86    1,671,040     17.0%   1,720,190     17.5%     79,330     (33,074)     $18.60
------------------------------------------------------------------------------------------------------------------------------------
6  Long Beach Freeway          2,053,676        18      262,986     12.8%     275,084     13.4%      1,421     (34,333)     $16.92
7  North Long Beach            1,020,608        13      239,948     23.5%     239,948     23.5%    (12,669)    (18,959)     $14.88
8  Downtown Long Beach         3,820,393        20      946,073     24.8%     978,476     25.6%     72,686      44,546      $20.16
9  Long Beach Marina             457,018         6       69,381     15.2%      69,381     15.2%      1,442     (14,732)     $19.56
10 Cerritos                    2,493,902        29      152,652      6.1%     157,301      6.3%     16,450      (9,596)     $16.80

------------------------------------------------------------------------------------------------------------------------------------
TOTAL                         30,660,063       253    6,220,436     20.3%   6,978,719     22.8%   (177,091)   (541,499)     $16.92
====================================================================================================================================




==========================================================                ==========================================================


              Market Size Comparison Chart                                                     Availibilities Bar Graph


             [GRAPHIC OMITTED -- PIE CHART]                                                  [GRAPHIC OMITTED -- BAR CHART]


                                                    [DATA POINTS TO BE SUPPLIED]


==========================================================                ==========================================================


====================================================================================================================================

                                       Submarket Weighted Average Rental Rate Comparison Chart


                                                   [GRAPHIC OMITTED -- BAR CHART]

                                                    [DATA POINTS TO BE SUPPLIED]




====================================================================================================================================

                                   LOS ANGELES SOUTH OFFICE MARKET ANALYSIS
================================================================================

     Los Angeles South Office Market

     The Los Angeles South office market encompasses three market areas located primarily in the South Bay area of Los Angeles County. The Los Angeles South office sector is the smallest of the four office markets in Los Angeles County, behind the Central Los Angeles, West Los Angeles, and Los Angeles North markets, respectively. The Los Angeles South sector is comprised of three markets: El Segundo, Torrance, and Long Beach. The individual submarkets that comprise the overall Los Angeles South market exhibit a wide range in construction quality, location, tenant based, and corresponding rental rates. The chart on the accompanying page summarizes the Los Angeles South office sector and the submarkets in this area.

     The Los Angeles South office market contained 30,660,063 square feet of Class A and B space, excluding owner/user, medical and government buildings. The office development in the Los Angeles South market is concentrated in three major areas or Sectors: LAX/El Segundo, Torrance, and Long Beach. The individual submarkets that comprise the overall competitive office market are differentiated according to access, market perception, tenant appeal and improvement quality, and rental rates.

     As of the second quarter 1996, the Los Angeles South office market exhibited a direct vacancy rate of 20.3 percent. The direct vacancy rate, which does not include sublease availabilities, is generally higher with the direct vacancy rate for the larger Los Angeles County office market of 18.8 percent as of end of first quarter, 1996. The overall vacancy rate for the Los Angeles South market, which includes both direct and sublease availabilities, was 22.8 percent as of second quarter, 1996. The overall vacancy rate for the Los Angeles South market is above the corresponding figure of 21.3 percent for the Los Angeles County office market.

     The more significant office markets in the Los Angeles South area, in terms of the quality and amount of office product, include El Segundo, LAX (Los Angeles International Airport), Central Torrance, the 190th Street Corridor, and Downtown Long Beach. The El Segundo submarket, which is situated immediately south of and adjacent to the LAX submarket, contains a significant concentration of high technology, aerospace/defense, and business service companies. The office product in this submarket ranges from multi-building business parks to high-rise space. The Downtown Long Beach submarket contains an important concentration of accounting, legal, and investment firms, which have been attracted to this submarket by the high quality product in the downtown area as well as the growing volume of international trade and related business generated by the Port of Los Angeles and the Port of Long Beach.

     Long Beach Market

     The Long Beach office market contains a total of 9,845,597 square feet of office space or 32 percent of the office product in the Los Angeles South sector. As indicated on a preceding chart, Downtown Long Beach, with 3,820,393 square feet of rentable office area, is the largest

 ===============================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                                   Long Beach

                          MARKET & SUBMARKET STATISTICS
                         End Of the 2nd Quarter of 1996

                                                                Direct                   Overall                           Wtd. Avg.
                                        Number      Direct      Vacancy      Overall     Vacancy     Net Absorption         Rental
Market/Submarket           Inventory   of Bldgs  Availabilities   Rate    Availabilities   Rate     2nd Qtr    YTD 1996       Rate
====================================================================================================================================
LONG BEACH                 9,845,597      86       1,671,040     17.0%      1,720,190     17.5%     79,330    (33,074)      $18.60
------------------------------------------------------------------------------------------------------------------------------------
Long Beach Freeway         2,053,676      18         262,986     12.8%        275,084     13.4%      1,421    (34,333)      $16.92
North Long Beach           1,020,608      13         239,948     23.5%        239,948     23.5%   (12,669)    (18,959)      $14.88
Downtown Long Beach        3,820,393      20         946,073     24.8%        978,476     25.6%     72,686     44,546       $20.16
Long Beach Marina            457,018       6          69,381     15.2%         69,381     15.2%      1,442    (14,732)      $19.56
Cerritos                   2,493,902      29         152,652      6.1%        157,301      6.3%     16,450     (9,596)      $16.80


 Submarket Comparison Chart                         Availabilities Bar Graph

      [GRAPHIC OMITTED]                                [GRAPHIC OMITTED]

                          [DATA POINTS TO BE SUPPLIED]

Long Beach Freeway      21%
North Long Beach        10%
Downtown Long Beach     39%
Long Beach Marina        5%
Cerritos                25%

                                        Los Angeles South Office Market
================================================================================

submarket within the Long Beach area as it accounts for approximately 39 percent of the office space in the Long Beach area.

     As of the second quarter 1996, direct and sublease availabilities in the Long Beach market totaled 1,720,190 square feet for an overall vacancy rate of
17.5 percent. The overall vacancy rate for the Long Beach area was notably lower than the overall vacancy rate for the Los Angeles South market (22.8 percent). Within the Los Angeles South market, overall vacancy levels ranged from a low of
17.5 percent in the Long Beach market to a high of 30.2 percent in the El Segundo market. The recent vacancy rate for the Long Beach market is significantly influenced by the supply of space which is available on a direct or sublease basis in the Downtown Long Beach submarket. Downtown Long Beach has an overall vacancy rate Of 25.6 percent and the total space available within this submarket accounts for 57 percent Of the total direct and sublease availabilities in the Long Beach market and 14 percent of the available space in the Los Angeles South office market.

     Within the Long Beach market, weighted average asking rental rates range from a low of $14.88 per square foot per year (FSG) in North Long Beach to a high of $20.16 per square foot per year (FSG) in Downtown Long Beach. The overall weighted average rental rate for the Long Beach market is $18.60 per-square-foot-per year (FSG), which is the highest weighted average asking rental rate of the three markets within the Los Angeles South sector.

     The table below summarizes the trend in weighted average asking rental rates on a per square foot basis for both Class A and B office space within the Long Beach sector.

                                Long Beach Market

                          Weighted Average Rental Rates
                                   Annual PSF

                                 1993*        1995*        1996*       % Change
                                 -----        -----        -----       --------

Long Beach Market               $20.16       $18.72       $18.60         -7.1%
-----------------               ------       ------       ------         -----
  -  Long Beach Freeway         $20.52       $18.48       $16.92         -9.9%
  -  North Long Beach           $18.00       $15.00       $14.88        -16.7%
  -  Downtown Long Beach        $21.84       $19.92       $20.16         -8.8%
  -  Long Beach Marina          $17.16       $18.96       $18.56        +10.5%
  -  Cerritos*                  $15.84       $16.80       $16.80         +6.1%

* Data is as of the second quarter 1993 and the fourth quarter 1995, and second quarter 1996.

     The chart above illustrates the change in asking rental rates in the Long Beach market over the course of the ten quarters through year-end 1995, as well as the three-year period through second quarter, 1996. The overall decrease of
7.1 percent through 1995 is largely attributable to the decline in asking rents in the Downtown Long Beach area, since this

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                                   Long Beach
                               NET ABSORPTION (SF)
                                  Annual Trend

--------------------------------------------------------------------------------
LONG BEACH              1992        1993       1994       1995     2nd Qtr '96
--------------------------------------------------------------------------------
Long Beach Freeway      44,446     (94,444)   100,909    419,823     (34,333)
North Long Beach        51,022      18,635     21,350        (46)    (18,959)
Downtown Long Beach    (81,613)    113,056     35,744   (129,899)     44,546
Long Beach Marina      (47,410)      9,351     36,923     19,419     (14,732)
Cerritos                32,679     156,446     52,098     40,366      (9,596)
================================================================================
Submarket Totals          (876)    203,044    247,834    349,663     (33,074)
--------------------------------------------------------------------------------


                              Net Office Absorption
                                   Line Chart


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

                                   Long Beach
                                  VACANCY RATES
                                  Annual Trend

Direct Vacancy Rates
--------------------------------------------------------------------------------
LONG BEACH                    1992      1993      1994      1995    2nd Qtr '96
--------------------------------------------------------------------------------
Long Beach Freeway            18.8%     21.9%     19.5%     15.0%      12.8%
North Long Beach              25.3%     23.0%     17.2%     21.8%      23.5%
Downtown Long Beach           26.2%     23.0%     22.1%     26.2%      24.8%
Long Beach Marina             21.2%     19.8%     12.9%     12.1%      15.2%
Cerritos                      20.8%      9.8%      7.7%      6.7%       6.1%
================================================================================
Submarket Totals              22.6%     19.4%     17.3%     17.8%      17.0%
--------------------------------------------------------------------------------



                              Direct Vacancy Rates
                                   Line Chart


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                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                                   Long Beach
                                  VACANCY RATES
                                  Annual Trend

Overall Vacancy Rates
--------------------------------------------------------------------------------
LONG BEACH                   1992      1993      1994      1995    2nd Qtr `96
--------------------------------------------------------------------------------
Long Beach Freeway           21.8%     22.6%     21.0%     15.8%      13.4%
North Long Beach             25.3%     23.4%     17.6%     21.8%      23.5%
Downtown Long Beach          28.9%     26.8%     25.6%     27.3%      25.6%
Long Beach Marina            21.2%     20.2%     13.5%     12.1%      15.2%
Cerritos                     20.8%      9.8%      7.7%      6.7%       6.3%
================================================================================
Submarket Totals             23.6%     21.1%     19.1%     18.4%      17.5%
--------------------------------------------------------------------------------


                              Overall Vacancy Rates
                                   Line Chart


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

RENTAL AND OCCUPANCY SURVEY                                     2nd Quarter 1996
Long Beach Downtown
Competitive Office Buildings

===========================================================================================================================
                                                   Building Information             Available Space (SF)         Overall
Item    Building Name                     No. of     Area     Avg. Flr.  Year                                  Availibity
No.     / Location                 Class  Stores     (SF)     Area (SF)  Built  Floor(s)   Direct    Sublease    (SF)
===========================================================================================================================
L-1     100 Broadway Building        B       6       193,390     32,232  1987      Ground     2,490     0
        100 Broadway                                                                  2-6    34,681     0          Total
                                                                                     ----    ------     -
                                                                                             37,171     0         37,171
---------------------------------------------------------------------------------------------------------------------------
L-2     Harbor Bank Building         B       6       109,000     18,167  1982      Ground         0     0
        11 Golden Shore Avenue                                                        2-5    38,517     0          Total
                                                                                     ----    ------     -
                                                                                             38,517     0         38,517
---------------------------------------------------------------------------------------------------------------------------
L-3     Catalina Landing             B       4       275,000     68,750  1985      Ground    32,672     0
        310-340 Golden Shore                                                          2-4    57,407     0          Total
        Avenue                                                                       ----    ------     -
                                                                                             90,079     0         90,079
---------------------------------------------------------------------------------------------------------------------------
L-4     World Trade Center           A      27       436,692     16,174  1988      Ground    11,495     0
        One World Trade Center                                                       2-26    64,395   5,122        Total
                                                                                     ----    ------   -----
                                                                                             75,890   5,122       81,012
---------------------------------------------------------------------------------------------------------------------------
L-5     Landmark Square              A      24       413,000     17,208  1991      Ground     8,754   1,177
        111 West Ocean Boulevard                                                     3-24    69,919   4,982        Total
                                                                                     ----    ------   -----
                                                                                             78,673   6,159       84,832
---------------------------------------------------------------------------------------------------------------------------
L-6     The 180 Building             B      12       200,028     16,669  1982      Ground    19,681     0
        180 East Ocean Boulevard                                                     2-12   163,760     0          Total
                                                                          ----    -------     -
                                                                                            183,441     0        183,441
---------------------------------------------------------------------------------------------------------------------------
L-7     Home Savings Building        B      10       103,000     10,300  1982      Ground    18,464     0
        249 East Ocean Boulevard                                                      2-9    21,875     0          Total
                                                                                     ----    ------     -
                                                                                             40,339     0         40,339
---------------------------------------------------------------------------------------------------------------------------
L-8     Shoreline Square             A      21       417,000     19,857  1988      Ground         0     0
        301 East Ocean Boulevard                                                     2-10    62,025     0          Total
                                                                                     ----    ------     -
                                                                                             62,025     0         62,025
---------------------------------------------------------------------------------------------------------------------------
L-9     American Savings Building    B      10       127,991     12,799  1984        Mezz     7,960     0
        401 East Ocean Boulevard                                                     3-10    69,838     0          Total
                                                                                     ----    ------     -
                                                                                             77,796     0         77,798
---------------------------------------------------------------------------------------------------------------------------
L-10    Sumitomo Tower Building      B      18       163,264      9,070  1968      Ground         0     0
        444 West ocean Boulevard                                                     5-17    60,910     0          Total
                                                                                     ----    ------     -
                                                                                             60,910     0         60,901
---------------------------------------------------------------------------------------------------------------------------
L-11    Oceangate Tower              B      12       202,000     16,833  1971   Plaza/Lob    18,784     0
        100 oceangate Avenue                                                         4-11    21,451     0          Total
                                                                                     ----    ------     -
                                                                                             40,235     0         40,235
---------------------------------------------------------------------------------------------------------------------------
L-12    Arco Center                  A      14       220,625     15,759  1983      Ground         0   4,630
        200 Oceangate Avenue                                                         2-15    44,091     0          Total
                                                                                     ----    ------   ------
                                                                                             44,091   4,630       48,721
---------------------------------------------------------------------------------------------------------------------------
L-13    Arco Center                  A      14       218,296     15,593  1968      Ground       898     0
        300 Oceangate Avenue                                                         5-17    28,038     0          Total
                                                                                     ----    ------     -
                                                                                             28,038     0         28,936
---------------------------------------------------------------------------------------------------------------------------
L-14    Union Bank Building          B      14       157,683     11,263  1975      Ground         0     0
        400 Oceangate Avenue                                                         2-11     9,765   7,661        Total
                                                                                     ----    ------   ------
                                                                                              9,765   7,661       17,426
---------------------------------------------------------------------------------------------------------------------------
L-15    One Golden Shore             B       2        32,246     16,123  1977      Ground         0     0
        One Golden Shore                                                                0         0     0          Total
                                                                                     ----    ------     -
                                                                                                  0     0              0
===========================================================================================================================
        MARKET SUB-TOTALS                   194    3,269,217     16,852                     867,861   23,572     891,433
===========================================================================================================================

Subj.   Downtown Plaza               B       6       100,146     16,691  1982      Ground         0     0
        211 East Ocean Boulevard                                                      3-4     7,185     0          Total
                                                                                     ----    ------     -
                                                                                              7,185     0          7,185
===========================================================================================================================
        MARKET TOTALS                       200    3,369,363     16,847                     875,046   23,572     898,618
===========================================================================================================================

================================================================================
                                       Quoted              Occupancy   Parking
Item    Building Name                Annual Rent    Lease   Ratio       Ratio/
No.     / Location                  PSF       PSF    Type  (Incl.SL)   1,000 SF
================================================================================
L-1     100 Broadway Building       $20.40 -  $20.40  FSG     80.8%      2.50
        100 Broadway                $20.40 -  $20.40  FSG

--------------------------------------------------------------------------------
L-2     Harbor Bank Building                                  64.7%      3.70
        11 Golden Shore Avenue      $18.60 -  $18.60  FSG

--------------------------------------------------------------------------------
L-3     Catalina Landing            $16.80 -  $16.80  FSG     67.2%      3.50
        310-340 Golden Shore        $16.80 -  $16.80  FSG
        Avenue
--------------------------------------------------------------------------------
L-4     World Trade Center          $21.00 -  $21.00  FSG     81.4%      2.80
        One World Trade Center      $18.60 -  $24.00  FSG

--------------------------------------------------------------------------------
L-5     Landmark Square             $19.20 -  $22.20  FSG     79.5%      3.30
        111 West Ocean Boulevard    $19.20 -  $22.20  FSG

--------------------------------------------------------------------------------
L-6     The 180 Building            $21.00 -  $23.40  FSG      8.3%      4.00
        180 East Ocean Boulevard    $21.00 -  $23.40  FSG

--------------------------------------------------------------------------------
L-7     Home Savings Building       $22.20 -  $22.20  FSG     60.8%      3.00
        249 East Ocean Boulevard    $16.20 -  $18.00  FSG

--------------------------------------------------------------------------------
L-8     Shoreline Square                                      85.1%      2.50
        301 East Ocean Boulevard    $25.20 -  $30.00  FSG

--------------------------------------------------------------------------------
L-9     American Savings Building   $15.00 -  $18.60  FSG     39.2%      2.70
        401 East Ocean Boulevard    $15.00 -  $18.60  FSG

--------------------------------------------------------------------------------
L-10    Sumitomo Tower Building                               62.7%      3.50
        444 West ocean Boulevard    $16.20 -  $17.40  FSG

--------------------------------------------------------------------------------
L-11    Oceangate Tower             $16.80 -- $18.60  FSG     80.1%      3.00
        100 oceangate Avenue        $16.80    $18.60  FSG

--------------------------------------------------------------------------------
L-12    Arco Center                 $16.80 -- $16.80  FSG     77.9%      3.00
        200 Oceangate Avenue        $21.96    $22.92  FSG

--------------------------------------------------------------------------------
L-13    Arco Center                 $21.96 -- $24.00  FSG     86.7%      3.00
        300 Oceangate Avenue        $21.96    $24.00  FSG

--------------------------------------------------------------------------------
L-14    Union Bank Building                                   85.9%      2.20
        400 Oceangate Avenue        $16.20 -  $18.60  FSG

--------------------------------------------------------------------------------
L-15    One Golden Shore                                      100.0%     4.40
        One Golden Shore

================================================================================
        MARKET SUB-TOTALS                                     72.7%
================================================================================

Subj.   Downtown Plaza                                        92.8%      3.20
        211 East Ocean Boulevard    $16.20 -  $16.20  FSG

================================================================================
        MARKET TOTALS                                         73.3%
================================================================================



                         OFFICE BUILDING ACTIVITY CHART
                               DOWNTOWN LONG BEACH

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




                                        Los Angeles South Office Market
================================================================================

submarket comprises approximately 57 percent of the total available space (direct and sublease) in the Long Beach area. Three of the five submarkets; within the Long Beach office market experienced declines in the weighted average asking rental rate from second quarter 1993 to fourth quarter 1995, with the most significant decrease on a percentage basis occurring in the North Long Beach submarket. The Long Beach Marina and Cerritos submarkets posted increases in the range of six to ten percent in the weighted average asking rental rate from 1993 to 1995.

     Absorption and Vacancy Trends

     The accompanying exhibits summarize the direct and overall (including sublease availabilities) vacancy trends for the submarkets comprising the Long Beach office market from year-end 1992 through second quarter, 1996, as well as the historical net absorption for the same period. Although performance by submarket varies, the data shows a steady trend in declining overall and direct availabilities since 1992. The combination of modest but stable net absorption and the absence of new construction has resulted in a decline in vacancy levels in the Long Beach market from 22.6 percent to 17.0 percent from year-end 1992 to second quarter, 1996 (direct vacancy) and from 23.6 percent to 17.5 percent (overall vacancy).

     Direct Competition

     The subject is located along the Ocean Boulevard corridor, which is the prime office location in the downtown Long Beach submarket. The accompanying exhibit summarizes the current occupancy and rental profile for the 15 competitive Class A and B office buildings in this neighborhood. The buildings range in height from two to 27 stories and in size from approximately 32,000 square feet to 436,000 square feet. Excluding the subject the combined overall (including sublease space) occupancy level is 72.7 percent for a total inventory of about 3,270,000 square feet. Excluding mezzanine space the quoted asking rental rates for available space ranges from $16.20 to $30.00 per-square-foot annually full service gross, with the predominate range from $16.20 to $22.20.

     Conclusions

     The subject's downtown Long Beach market has lagged the general Los Angeles County office market recovery which has begun during the past two years. The subject's market and other submarkets in the Long Beach area have experienced a slow, stable improvement in occupancy levels, however, due to continued positive net absorption and no new construction. The current significant "spread" between market rental rates and the rental rates required to justify new development continue to delay any new development, particularly in the downtown Long Beach submarket for the foreseeable future. The level of investment activity in this market and other Los Angeles County office markets has accelerated significantly during the past 12 months, driven by both the availability of capital and by the trends in vacancy rates.
================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

================================================================================






                                   [PLAT MAP]

                                [GRAPHIC OMITTED]


                               LONG BEACH CITY, CA




================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

================================================================================

                                   [PLAT MAP]

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                               LONG BEACH CITY, CA








================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                                                            PROPERTY DESCRIPTION
================================================================================

Site Description

     The subject includes two non-contiguous parcels: the "Office Parcel" and the "Parking Parcel". The Office Parcel contains 42,160 square feet of land area, and is located at the northeast corner of East Ocean Boulevard and The Promenade North in the downtown portion of the City of Long Beach. The site is generally rectangular in shape, and the topography is also generally level

     The property also includes a non-contiguous "Parking Parcel" located about two blocks southeasterly of the Office Parcel, on the north side of Seaside Way extending from Locust Avenue to Collins Way. This parcel contains 29,110 square feet according to Assessors maps. The parcel is improved with a surface parking lot containing 79 marked spaces. The parking lot is leased to the adjacent hotel (Breakers Hotel) for a term through September 30, 2000 (subject to termination option for "up to" 29 spaces). This parcel is generally level, but slopes slightly downward to the south.

     We have assumed that the soil's load-bearing capacity is sufficient to support the existing structures. All essential utilities including electricity, water, sewer, and telephone are currently serving the site.

     According to The Los Angeles County Flood Atlas, Community Panel No. 060136 0020 B, effective September 15, 1993, the subject property is situated in Zone C and does not require flood insurance.

Improvements Description

     The subject "Office Parcel" is improved with a 1982-built Class "B" six-story office building containing 100,146 square feet of rentable area, based on the "remeasured" area shown on the rent roll provided for our review. The "as leased" area is 98,362 rentable square feet. The improvements, known as Downtown Plaza, are of Class "B" construction, with reinforced concrete frame and glass curtain walls. The building is constructed over a two-level subterranean garage containing approximately 295 marked spaces (including approximately 205 tandem spaces and 90 single spaces). The floorplates are somewhat triangular in shape, and are "terraced", with upper floor balconies providing southerly-facing views for many suites. There are three elevators serving the parking levels and six office floors.

Capital Issues

     The subject does not comply with current ADA code requirements, and upgrades were in progress as of the date of our property inspection. It is our understanding based on verbal information provided by the property manager and a review of limited budget data that approximately $420,000 has been budgeted for capital work for ADA compliance, common area upgrades including painting and lobby renovation, exterior and interior painting, roof repair, and mechanical system upgrades. We have not reviewed detailed budgets and it is our understanding these improvements are projected to be completed by year-end 1996. We have not deducted for remaining capital costs, and recommend an inspection of the property be made by qualified experts to determine the level of code compliance and the cost of any remaining improvements.



================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                                        REAL PROPERTY TAXES AND ASSESSMENTS
================================================================================

     The current method of taxation of real property in California is mandated by Proposition 13, under which real estate taxes were reduced to one percent of the property's full market value as of the 1975/76 fiscal year, plus any voter approved bond indebtedness. The assessor's assessment of market value is limited to a maximum two percent annual increase, unless the property is transferred or there is substantial new construction. In either of these two events, the property is reappraised to current market value, usually as evidenced by the sales price and/or the construction cost.

     Assessed value is not an accurate reflection of market value, and it is not particularly sensitive to economic fluctuations in market value. Assessed value is the figure which is put on the Assessor's roll and is the basis upon which the property tax is charged to property owners. The Proposition 13 Property Tax initiative received very strong support from the general public as resistance to property increases continue. It is unlikely that the basic premises of this law will be changed in the near future.

Tax Rates

     The 1995/96 tax rate for the land and improvements in Tax Rate Area 05542 is 1.011677% percent and is based upon $100 of assessed values.

Tax Assessment

     Following is the subject's total current assessment:

================================================================================
                       1995/96 Property Assessment Summary
================================================================================
                     Office Parcel          Parking Parcel           Totals
--------------------------------------------------------------------------------
Land                   $1,714,600             $1,135,400            $2,500,000
Building               $6,461,000                $29,000            $6,490,000
--------------------------------------------------------------------------------
Total                  $8,175,600             $1,164,400            $8,990,000
================================================================================

Direct Assessments

     Following is an itemized list of current direct assessments for the subject property:

           ========================================================
                               Direct Assessments
           ========================================================
                                                          1995/96
           --------------------------------------------------------
           Long Beach LDSCP                             $  438.25
           L.A. County Flood Control                    $  379.03
           MWD Water Stand-by Chart No. 8               $   12.16
           County Sanitation District No. 3             $5,735.28
           L.A. County Park Districts                   $  481.34
           --------------------------------------------------------
           Total                                        $7,046.06
           ========================================================

                          The tax rate and the direct assessments appear to be
                    in line with the rates and assessments in the competitive market area. Current annual taxes are estimated at approximately $102,000.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

================================================================================





                                  [ZONING MAP]

                                [GRAPHIC OMITTED]


                               DOWNTOWN SHORELINE
                                    SUBAREAS
                       Planned Development Ordinance: PD-6
                               LONG BEACH CITY, CA






================================================================================

                                                                     ZONING
================================================================================


Office Parcel

     The office parcel is zoned city of Long Beach CB, Commercial Business. This zone was created for the Central Business district to preserve and enhance the downtown area's role as the center of commerce, culture and civic life for the city and surrounding communities. The city recognizes this district as being unique in its intensity and diversity of use, its contribution to the history, culture and image of the city, and its aesthetic and architectural significance.

     Under the current municipal code, parking requirements for general office use are four parking spaces per 1,000 square feet of gross usable floor area up to 20,000 square feet plus two spaces per 1,000 square feet of gross building area thereafter. Requirements for retail banking is six stalls per 1,000 square feet of gross retail banking area plus four spaces per 1,000 square feet of gross office area.

     This zoning classification requires the minimum lot size to be no less than 10,000 SF and establishes no maximum building height.

     The first story uses, in addition to the requirements and standards of this zoning regulation, is restricted to retail, personal service, restaurant, tavern or theater entrances, as well as other building entrances, lobbies, plazas or driveways. The permitted uses shall occupy the entire street frontage of ground floors. No other uses shall occupy this area.

Parking Parcel

     The parking parcel is zoned city of Long Beach PD-6 (subarea 7), Downtown Shoreline Planned Development District. The area within the Plan boundary contains both public and private property, with some existing major land uses, but with significant undeveloped and underdeveloped property. This Plan is intended to coordinate future public and private improvements in a mixed land-use concept.

     The subarea wherein the parking parcel lies contains an office building and the Breakers Hotel (designated by the City as a cultural landmark). Permitted uses within this subarea are restricted to residential, hotel, or an office with hotel or residential uses occupying not less than one-third land area of this subarea. Special design features are required for any new developments between the Jergins Trust Site and the Breakers Hotel. These features must include a coordinated theme for the entire entrance area for the full length of the Promenade South, create visual and physical linkage between the Ocean Boulevard downtown area and the shoreline, and the Ocean Boulevard park strip between Locust and Pine shall be designed to emphasize the Promenade entrance.

     Subarea 7 parking requirements for new construction shall provide parking spaces as required for new development, but must be enclosed and located below Ocean Boulevard level. Office building parking shall be available for public use on evenings and weekends. Office uses may lease Convention Center parking for usual business requirements. The reuse of existing buildings shall maintain its current parking requirements.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                                                       HIGHEST AND BEST USE
================================================================================

Highest and Best Use of Site As Though Vacant

     The highest and best use must be (1). legally permissible, (2) physically possible, (3) financially feasible, and (4) maximally productive. The size, shape, and physical attributes of the site are considered sufficient to accommodate most forms of development. Given the existing office zoning and the surrounding development (which consists of a relatively equal mixture of office, retail, hotel, industrial, and vacant land), some type of commercial use would be most compatible with surrounding development. Further, as discussed in the Office Market Analysis section of this report, the downtown Long Beach office submarket has continued its recovery with a year-end 1995 overall occupancy level of approximately 72.7 percent. Direct weighted average rental rates for this type of space represent the highest rates in the Long Beach market area at $19.92 per square foot (including all classes of space). Therefore, it is our opinion the highest and best use of the site is for some type of office development as of a future date when new construction becomes economically justified.

Highest and Best Use, As Improved

     As noted in the Property Description section of this report, the subject site is improved with a six-story, 100,146 square foot (NRA) office building and related site improvements. Constructed in 1982, the project is in average condition. Further, the design and layout are considered to be adequate for its current use.

     The office submarket in which the subject competes is stable with increasing occupancy levels and rental rates. It is our opinion that the highest and best use of this site, as improved, is for continued use as a Class "B" office building.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                                                          VALUATION PROCESS
================================================================================


     Appraisers typically use three approaches in valuing real property: the Cost Approach, the Income Approach, and the Sales Comparison Approach. The type and age of the property and the quantity and quality of data affect the applicability of each approach in a specific appraisal situation.

     The principle of substitution that forms the basis for the Cost Approach holds that "no prudent person will pay more for a property than the amount with which he can obtain, by purchase of a site and construction of a building, a property of equal desirability and utility."

     The Cost Approach has historically been a reasonably reliable indicator of value for new, legally conforming office buildings in the Los Angeles market area. It is not particularly relevant in the traditional sense for this appraisal, however. External, or economic conditions have rendered the indication from this approach essentially meaningless. This situation has delayed the timeframe for new construction to such a degree that the principle of substitution, which is based on the price an investor would pay to acquire a site and construct a building of similar utility without undue delay, is no longer a possible scenario. The investors in this type of property report that a basic criterion for evaluating a potential purchase is that the price paid must be below the estimated replacement cost of the property. The basis for this criterion is the perception that new development is economically infeasible at current rental rates and vacancy levels. The profit component, which is the incentive for new development, at the minimum has been removed from the market. We have accordingly not used a Cost Approach in this appraisal.

     The Sales Comparison Approach involved a search for recent sales of comparable improved properties and an analysis of the data as it relates to the subject property.

     In the Income Approach we estimated the subject's capacity to produce income through an analysis of the defined office market. An estimated value for the subject property was derived through a computerized Discounted Cash Flow Analysis and Direct Capitalization.

     We concluded the appraisal process by reviewing each of the applicable approaches to value. We considered the type and reliability of data and the applicability of each approach. Finally, we reconciled the two approaches and estimated the final value.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

      SUMMARY OF COMPARABLE OFFICE BUILDINGS SALES AND MARKETING ACTIVITY

====================================================================================================================================
                                                              Improvements                                    Sales Price
  Item    Property Name/Location    Date of Sale      Year        No. of       Rentable  Occupancy    Total        PSF       OAR
   No                                                 Built      Stories         Area     at Sale
====================================================================================================================================
  I-1a  100 West Broadway               7/96           1986          6          194,087    84%     $20,200,000   $104.08       14.1%
        Long Beach, CA                                                                                                        (above
                                                                                                                              market
                                                                                                                              rents)
                                                                                                                          @ 84% occ.
------------------------------------------------------------------------------------------------------------------------------------
  I-1b  100 West Broadway               7/95           1986          6          194,087    78%     $14,000,000                 12.0%
        Long Beach, CA                 (note                                                                      $72.13
                                     purchase)
------------------------------------------------------------------------------------------------------------------------------------
  I-2   Sumitomo Bank Building          6/96           1968      15 (tower)     178,886    68%      $9,200,000    $48.55       13.6%
        444 West Ocean Blvd.                                      1 (annex)      10,600                                   @ 68% occ.
        Long Beach, CA                                                         --------
                                                                                189,486
------------------------------------------------------------------------------------------------------------------------------------
  I-3a  Park Tower                      3/96           1981          7          112,777    75%      $7,200,000    $63.84        8.0%
        5150 East Pacific Coast Hwy.                                                                                      @ 75% occ.
        Long Beach, CA
------------------------------------------------------------------------------------------------------------------------------------
  I-3b  Park Tower                      4/94           1981          7          112,777    50%      $5,600,000    $49.65        6.3%
        5150 East Pacific Coast Hwy.                                                                                      @ 50% occ.
        Long Beach, CA
------------------------------------------------------------------------------------------------------------------------------------
  I-4   Allstate Building            Current           1982          12         199,366     9%     $14,000,000    $70.22         N/A
        180 East Ocean Blvd.          Escrow                                                            asking           (9% leased)
        Long Beach, CA
                                                                                                   $12,000,000    $60.19   Pro-forma
                                                                                                      reported               95% OAR
                                                                                                        escrow                 19.6%
                                                                                                         price
------------------------------------------------------------------------------------------------------------------------------------
  I-5a  L'Opera Building             Current           1910          6           65,538    100%     $5,350,000    $81.63       10.0%
        101-115 Pine Ave.             Escrow                                                            asking           @ 100% occ.
        Long Beach, CA                              1988/1996
                                                    remodeled
------------------------------------------------------------------------------------------------------------------------------------
  I-5b  L'Opera Building                6/95           1910          6           65,538    60%      $3,500,000    $53.40         N/A
        101-15 Pine Ave.
        Long Beach, CA                              1988/1996
                                                    remodeled
------------------------------------------------------------------------------------------------------------------------------------
  I-6   New Wilshire                   11/95           1986          16         203,934    78%     $21,450,000   $105.18       10.3%
        6100 Wilshire Blvd.                                                                                               @ 78% occ.
        Los Angeles, CA
------------------------------------------------------------------------------------------------------------------------------------
Subject Downtown Plaza                    --           1982          6          100,146    93%             --        --           --
        211 East Ocean Blvd.
        Long Beach, CA
====================================================================================================================================


                                                  SALES COMPARISON APPROACH
================================================================================


Methodology

     In the Sales Comparison Approach, we estimated the value of the subject by comparing it with similar, recently sold properties in the surrounding or competing area. Inherent in this approach is the principle of substitution, which holds that when a property is replaceable in the market, its value tends to be set at the cost of acquiring an equally desirable substitute property, assuming that no costly delay is encountered in making the substitution.

     By analyzing sales that qualify as arms-length transactions between willing and knowledgeable buyers and sellers, we can identify value and price trends. The sold properties must be comparable to the subject in physical, locational, and economic characteristics. The basic steps of this approach are:

     1. Research recent, relevant property sales and current offerings throughout the competitive area;

     2. Select and analyze those properties considered most similar to the subject, giving consideration to the time of sale, any change in economic conditions which may have occurred since the date of sale, and other physical, functional or locational factors;

     3. Reducing the sales price to common units of comparison, such as price per-square-foot of building area;

     4.   Make appropriate adjustments between the comparable properties and the property appraised;

     5. Identify sales which include favorable financing and calculate the cash equivalent price;

     6.   Interpret the adjusted sales data and draw a logical value conclusion.

     The most widely-used and market-oriented units of comparison for office properties is the sales price per-square-foot of building area. All comparable sales have been analyzed on this basis.

     Cushman & Wakefield tracks office building transactions in Los Angeles County involving sales or arm's length "creative" acquisitions of properties in excess of 50,000 square feet. The table below summarizes the activity in this category during the past three years.

                 Los Angeles County Office Building Transactions
                             Greater Than 50,000 SF

             No. Of              Aggregate               Average
Year      Transactions         Sales Price             Price/Sale.
----      ------------         ------------            -------------
1993           35              $480 million            $13.7 million
1994           38              $305 million             $8.0 million
1995           44              $840 million            $19.1 million


     The sales activity during each year included a wide cross section of buildings in terms of quality, size, tenancy, and market location. The pace and average pricing for transactions during

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                                                  Sales Comparison Approach
================================================================================


1995 demonstrated a substantial increase above the two prior years, which accurately reflects the growth in the number of well-capitalized investors interested in Los Angeles County office product.

     The subject is a well-leased, average quality mid-rise office building in an average Los Angeles County office market location. The level of market activity involving office properties has increased significantly during the past year, and several office buildings in the subject's downtown Long Beach market have recently transferred ownership or are currently in escrow. The comparable office building sales and marketing activity we considered for comparison with the subject are summarized on the accompanying exhibit. The data includes four closed sales and two current escrows, as well as the two more dated "re-sales" of two of the current items. The data includes four properties located in the subject's directly competitive downtown Long Beach office market (items I-1, I-2, I-4, and I-5), a property in a more peripheral Long Beach office location (I-5) and an office building located in the Miracle Mile district of the City of Los Angeles (I- 6). The data was selected based on comparability in one or more of the following criteria: 1) location; 2) leasing status; 3) improvement quality and age; 4) size of the asset and total magnitude (in terms of dollars) of the transaction; 5) investor profile; and 5) occupancy at sale.

     As shown on the chart two of the data items (I-1 and I-5) represent recent or pending re-sales of assets acquired by the current sellers during the past 12 months. The current investment market for office properties in Los Angeles County has increased in terms of the number of transactions due to the increasing influx of capital, and the well-capitalized local investors who acquired properties earlier in the recovery period are now selling the assets (typically following additional lease up or capital upgrades) at a premium to buyers higher up in the "investment food chain'. We have accordingly focused the sales analysis on the most recent activity.

     The price per-square-foot of rentable area represents the most reliable method for estimating a value for the subject based on the Sales Comparison Approach. The analysis and adjustments we considered is briefly described below.

Property Rights Conveyed

     Each of the data items involved similar leased fee ownership positions as the subject. Item I-1 also includes an additional "parking parcel" which generates additional revenue through a lease to third party ownership.

Seller Financing/Cash Equivalency

     Each of the data items involves "cash-to-the-seller' acquisitions, and no adjustment for seller financing is warranted.

Conditions of Sale

     No unusual seller motivations were uncovered which would suggest the purchase prices were impacted by non-market conditions.

Location

     As noted above five of the size data items are located in the subjects Long Beach market, and four of these items are located within a few blocks of the subject. Items I-1 and I-5 are

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                                                  Sales Comparison Approach
================================================================================


located directly north of the subject property. Item I-6 is situated in a submarket with a comparable vacancy level and slightly higher market rental rates than downtown Long Beach.

Improvement Quality

     The subject is superior to I-2,I-4, and I-5, generally similar to I-3, and inferior to I-1 and I-6 in terms of quality.

Occupancy at Sale

     The subject is generally similar or superior to most of the comparable data items in terms of leasing profile at the time of sale.

Conclusions

     The subject is most similar overall to I-1, which sold during July, 1996. This property is nearly identical in terms of location, although the subject has superior views, and is slightly superior in terms of quality. We concluded below the rounded $104 per-square-foot price for this sale for the subject, at $90 per-square-foot of rentable area.

     100,146 SF x $90 PSF =                                      $9,013,140

     Rounded value by Sales Comparison Approach: $9,000,000

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                                                                                                                           RENT ROLL
Downtown Plaza
211 East Ocean  Long Beach, CA
====================================================================================================================================
                                     Square Feet        Remeasured            Lease Date          Minimum      Adjust       Annual
Suite  Tenant                   Vacant    Occupied        Occupied         Begin        End      Rent/PSF        Date         Rent
------------------------------------------------------------------------------------------------------------------------------------
101    Coast Federal                         6,154           7,729        Apr-83     Mar-03         33.85                  208,340
                                                                                                    40.21      Apr-98      247,442
------------------------------------------------------------------------------------------------------------------------------------
102    The Designory                         3,492           3,492        May-96     Jan-00         15.60                   54,475
                                                                                                    17.40      Jun-98       60,761
------------------------------------------------------------------------------------------------------------------------------------
200    Corporate Offices                    16,797          17,717        Sep-96     Aug-01          7.80                  131,017
          (Espirit Jones)                                                                           12.00      Apr-97
                                                                                                    13.80      Oct-97
                                                                                                    15.00      Oct-98
                                                                                                    15.60      Oct-99
                                                                                                    18.00      Oct-00
------------------------------------------------------------------------------------------------------------------------------------
300    Vacant                    2,075
------------------------------------------------------------------------------------------------------------------------------------
310    Eagle Pacific Insurance               7,730           7,560        Apr-89     Nov-96         22.20                  171,606
------------------------------------------------------------------------------------------------------------------------------------
340    Vacant                      784
------------------------------------------------------------------------------------------------------------------------------------
345    Vacant                      907
------------------------------------------------------------------------------------------------------------------------------------
350    Vacant                      521
------------------------------------------------------------------------------------------------------------------------------------
360    Compass Productions                   2,919           2,873        Jul-91     Jul-98         15.60                   45,536
------------------------------------------------------------------------------------------------------------------------------------
370    Vacant                    1,529
------------------------------------------------------------------------------------------------------------------------------------
400    La Torracca & Goettsch               11,698          11,182        Feb-95     Jan-01         16.20                  189,508
                                                                                                    18.00      Mar-97      210,564
                                                                                                    20.16      Mar-99      235,832
------------------------------------------------------------------------------------------------------------------------------------
405    Pacific Crane Maint.                  2,444           2,453        Jun-95     May-98         15.00                   36,660
                                                                                                    16.20      Jan-97       39,593
------------------------------------------------------------------------------------------------------------------------------------
410    Vacant                    1,369
------------------------------------------------------------------------------------------------------------------------------------
500    City of Long Beach                   15,369          14,992        Jan-95     Dec-99         15.00                  230,535
                                                                                                    16.20      Jan-97      248,978
                                                                                                    17.40      Jan-98      267,421
------------------------------------------------------------------------------------------------------------------------------------
600    The Designory                        24,574          24,963        Feb-95     Jan-00         11.68                  287,070
                                                                                                    15.00      Sep-96      368,610
                                                                                                    17.40      Feb-98      427,588
====================================================================================================================================
                    Totals (SF): 7,185      91,177          92,961
====================================================================================================================================



                                       Occupancy Chart
                                       ------------------------------------------------------
                                                                Actual     Remeas      Ratio
                                       ------------------------------------------------------
                                               Occupancy        91,177     92,961       92.8%
                                                 Vacancy         7,185      7,185        7.2%
                                       ------------------------------------------------------
                                               Total NRA        98,362    100,146      100.0%
                                       ======================================================


                                    [GRAPHIC OMITTED -- PIE CHART REPRESENTING THE ABOVE TABLE]




                                                                  TENANT PROFILE

Downtown Plaza
211 East Ocean Long Beach, CA
================================================================================
                                                                 Minimum
Suite          Tenant                             Occupied       Rent/SF
--------------------------------------------------------------------------------
101        Coast Federal Savings                    6,154         33.85
--------------------------------------------------------------------------------
102        The Designory                            3,492         15.60
--------------------------------------------------------------------------------
200        Corporate Offices                       16,797          7.80
--------------------------------------------------------------------------------
310        Eagle Pacific Insurance                  7,730         22.20
--------------------------------------------------------------------------------
360        Compass Productions                      2,919         15.60
--------------------------------------------------------------------------------
400        La Torracca & Goettsch                  11,698         16.20
--------------------------------------------------------------------------------
405        Pacific Crane Maint.                     2,444         15.00
--------------------------------------------------------------------------------
500        City of Long Beach                      15,369         15.00
--------------------------------------------------------------------------------
600        The Designory                           24,574         11.68
================================================================================

          =================================================
                              TENANT SUMMARY
          -------------------------------------------------
              High rent (psf)                       $33.85
              Low rent (psf)                         $7.80
          -------------------------------------------------
           Weighted average (psf)                   $14.86
          -------------------------------------------------
              Largest area (sf)                     24,574
              Smallest area (sf)                     2,444
          -------------------------------------------------
           Average area (sf)                        10,131
          -------------------------------------------------

          -------------------------------------------------
           Total Occupied Area (sf)                  91,177
          =================================================

                              Tenant Overview Chart

                               [GRAPHIC OMMITTED]

                          [DATA POINTS TO BE SUPPLIED]


================================================================================



                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                                                                                                                   ROLLOVER EXPOSURE
Downtown Plaza
211 East Ocean  Long Beach, CA
====================================================================================================================================
Rollover                                    Occupied       Percentage             Expiry       Cumulative             Rollover
Year     Suite    Tenant                    Area (SF)*    of Building               Date             SQFT              Percent
------------------------------------------------------------------------------------------------------------------------------------
1996     310      Eagle Pacific Insurance      7,560              7.5%            Nov-96
------------------------------------------------------------------------------------------------------------------------------------
                                               7,560              7.5%                              7,560                  7.5%
------------------------------------------------------------------------------------------------------------------------------------

1997                                               0              0.0%
------------------------------------------------------------------------------------------------------------------------------------
                                                   0              0.0%                                  0                  0.0%
------------------------------------------------------------------------------------------------------------------------------------

1998     405      Pacific Crane Maint.         2,453              2.4%            May-98
         360      Compass Productions          2,873              2.9%            Jul-98
------------------------------------------------------------------------------------------------------------------------------------
                                               5,326              5.3%                             12,886                 12.9%
------------------------------------------------------------------------------------------------------------------------------------

1999     500      City of Long Beach          14,992             15.0%            Dec-99
------------------------------------------------------------------------------------------------------------------------------------
                                              14,992             15.0%                             27,878                 27.8%
------------------------------------------------------------------------------------------------------------------------------------

2000     102      The Designory                3,492              3.5%            Jan-00
         600      The Designory               24,963             24.9%            Jan-00
------------------------------------------------------------------------------------------------------------------------------------
                                              28,455             28.4%                             56,333                 56.3%
------------------------------------------------------------------------------------------------------------------------------------

2001     400      La Torracca & Goettsch      11,182             11.2%            Jan-01
         200      Corporate Offices           17,717             17.7%            Aug-01
------------------------------------------------------------------------------------------------------------------------------------
                                              28,899             28.9%                             85,232                 85.1%
------------------------------------------------------------------------------------------------------------------------------------

2003     101      Coast Federal Savings        7,729              7.7%            Mar-03
------------------------------------------------------------------------------------------------------------------------------------
                                               7,729              7.7%                             92,961                 92.8%
------------------------------------------------------------------------------------------------------------------------------------

                  Combined vacant space        7,185

------------------------------------------------------------------------------------------------------------------------------------
                  Total Building NRA (SF):   101,146                                              Cumulative Rollover:   100.0%
====================================================================================================================================






                              [GRAPHIC OMITTED -- BAR CHART SHOWING ABOVE ROLLOVER PERCENTAGES BY YEAR]











                                                                                                   ---------------------------
                                                                                                    * Based on remeasured area



                                                                 INCOME APPROACH
================================================================================

Methodology

     The Income Approach is a method of converting the anticipated economic benefits of owning property into a value estimate through capitalization. The principle of 'anticipation" underlies this approach in that investors recognize the relationship between an asset's income and its value. In order to value the anticipated economic benefits of a particular property, potential income and expenses must be estimated, and the most appropriate capitalization method must be selected.

     The two most common methods of converting net income into value are direct capitalization and discounted cash-flow analysis. In direct capitalization, net operating income is divided by an overall rate extracted from market sales to indicate a value. In the discounted cash-flow method, anticipated future net income streams and a reversionary value are discounted to an estimate of net present value at a chosen yield rate (internal rate of return).

     In our opinion both the direct capitalization and the discounted cash flow are appropriate methods for estimating the value of subject property. We accordingly have utilized both methods within the Income Approach.

Potential Gross Income

     Subject Occupancy Profile

     The exhibits on the accompanying pages include rent roll data, a stacking plan, and a lease expiration summary (Rollover) for the subject property. The exhibits were prepared by Cushman & Wakefield based on leases and data provided by the property management.

     The subject is currently 92.8 percent leased based on the "remeasured" rentable building area. There are currently eight tenants, including one tenant with multiple suites (The Designory) and a tenant with a signed lease but not yet in occupancy. The tenants range in size from 2,444 square feet to 28,066 square feet. Current rental rates range from $7.80 to $33.85 per-square-foot annually, full service gross, with a weighted average rent of $14.86. The low end of this range corresponds to the initial rent for the executive suite tenant currently improving its space, while the upper end of the rental rate range corresponds to Coast Federal, which has a ground floor retail bank branch and prominent building signage. The predominant rental range for current tenants is from about $15 to $16 per-square-foot.

================================================================================

                                      -37-


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                                                                   STACKING PLAN
Dowtown Plaza
211 East Ocean  Long Beach, CA

==========================================================================================================
                                                Square Feet             Remeasured      Total*   Occupancy
Floor  Suite    Tenant                    Vacant        Occupied          Occupied   Floor (SF)  Ratio(%)
==========================================================================================================
1st    100      The Designory                              10,872           10,872
----------------------------------------------------------------------------------------------------------
       101      Coast Federal Savings                       6,154            7,729
----------------------------------------------------------------------------------------------------------
       102      The Designory                               3,492            3,492
==========================================================================================================
       Sub-Total (SF):                         0           20,518           22,093      22,093      100.0%
==========================================================================================================

2nd    200      Corporate Offices                          16,797           17,717
==========================================================================================================
       Sub-Total (SF):                         0           16,797           17,717      17,717      100.0%
===========================================================================================================

3rd    300      Vacant                     2,075
----------------------------------------------------------------------------------------------------------
       310      Eagle Pacific Insurance                     7,730            7,560
----------------------------------------------------------------------------------------------------------
       340      Vacant                       784
----------------------------------------------------------------------------------------------------------
       345      Vacant                       907
----------------------------------------------------------------------------------------------------------
       350      Vacant                       521
----------------------------------------------------------------------------------------------------------
       360      Compass Productions                         2,919            2,873
----------------------------------------------------------------------------------------------------------
       370      Vacant                     1,529
==========================================================================================================
       Sub-Total (SF):                     5,816           10,649           10,433      16,249       64.2%
==========================================================================================================
4th    400      La Torracca & Goettsch                     11,698           11,182
----------------------------------------------------------------------------------------------------------
       405      Pacific Crane Maint.                        2,444            2,453
----------------------------------------------------------------------------------------------------------
       410      Vacant                     1,369
==========================================================================================================
       Sub-Total (SF):                     1,369           14,142           13,635      15,004       90.9%
==========================================================================================================

5th    500      City of Long Beach                         15,369           14,992
==========================================================================================================
       Sub-Total (SF):                         0           15,369           14,992      14,992      100.0%
==========================================================================================================

6th    600      The Designory                              13,702           14,091
==========================================================================================================
       Sub-Total (SF):                         0           13,702           14,091      14,091      100.0%
==========================================================================================================
                       Totals (SF):        7,185           91,177           92,961     100,146       92.8%
==========================================================================================================


                              Stacking Plan Chart*

                               [GRAPHIC OMITTED]

                          [DATA POINTS TO BE SUPPLIED]


                                                --------------------------------
                                                    * - Based on remeasured area

                                                            Income Approach
================================================================================


     Four major tenants have premises greater than 1 0,000 square feet, as summarized below.

                        Remeasure              Lease            % of Total
Tenant                  Area Leased (SF)       Expiration       NRA
------                  ----------------       ----------       ---
The Designory           28,455                 1/2000           28.4%
Esprit Jones            17,717                 8/2001           17.7%
City of Long Beach      14,992                 12/1999          15.0%
La Torrance             11,182                 1/2001           11.2%

     The "Esprit Jones" tenant in suite 200 is an executive suite business which has succeeded the previous executive suite operation previously controlled (subject to a management agreement) by the landlord. The tenant is currently improving its premises, and the lease commencement is projected as August 24, 1996. The tenant also operates approximately six other executive suite businesses in the south bay area.

     Rollover Profile

     The accompanying exhibit summarizes the re-leasing exposure from current leases. The lease expirations during the first three years of the holding period totals 20,446 square feet, or 20.4 percent of the total rentable area. The major tenant expires in January, 2000. The subjects rollover profile is relatively favorable in comparison with other properties in this market.

     Assumptions Regarding the Existing Leases

     With the exception of the previously noted changes, our analysis specifically assumes the existing tenants will remain in the property and continue paying rent under the terms of their leases. Information provided by management indicates that no tenants are currently in default and the tenant base generally appears to be stable.

     Estimate of Current Market Rent

     According to our research the current quoted rental rate for the available subject space on the third and fourth floors is $16.20 per-square-foot annually, full service gross. The tenant improvement allowance is "negotiable" but typically new tenants receive up to $15 per-square-foot in build-out allowance.

     We based market rent estimates for the subject property on our investigations of competitive buildings in the market, including a comparison of quoted rental rates and concessions for available space, discussions with leasing brokers active in this market, and a review of recently signed leases for space in the subject and competitive properties. The exhibit on the accompanying page summarizes a rental and occupancy survey of 16 competitive downtown Long Beach office properties with a combined rentable area of approximately 3.27 million square feet. The Class A buildings have a current quoted rental rate range from $16.80 to $30.00 per-square-foot annually, full service gross, with a predominant range from about $21.00 to $24.00 per-square-foot. Buildings in the subject's class B category exhibit a range in rental rates from $15.00 to $23.40 per-square-foot, with most rents in the range from $16.20 to $20.40 per-square-foot. Some leases include relatively minimal free rent concessions, but most are structured on an "effective" basis, typically flat for three to five-year terms. The tenant improvement allowances vary, depending upon the condition of the existing premises and the requirements of the tenant.

================================================================================

                                      -38-


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------


RENTAL AND OCCUPANCY SURVEY                                                                                    2nd Quarter 1996
Long Beach Downtown
Competitive Office Buildings
==================================================================================================================================
                                                        Building Information
                                                                Avg.Flr.                                                Overall
Item   Building Name/                           No. of    Area    Area      Year          Available Space (SF)        Availability
No.    Location                        Class   Stories     (SF)   (SF)     Built    Floor(s)   Direct      Sublease       (SF)
==================================================================================================================================
L-1    100 Broadway Building               B        6    193,390  32,232   1967      Ground     2,490            0
       100 Broadway                                                                     2-6    34,681            0        Total
                                                                                       ----   -------       ------
                                                                                               37,171            0       37,171
----------------------------------------------------------------------------------------------------------------------------------
L-2    Harbor Bank Building                B        6    109,000  18,167   1982      Ground         0            0
       11 Golden Shore Avenue                                                           2-5    38,517            0        Total
                                                                                       ----   -------       ------
                                                                                               38,517            0       38,517
----------------------------------------------------------------------------------------------------------------------------------
L-3    Catalina Landing                    B        4    275,000  68,750   1985      Ground    32,672            0
       310-340 Golden Shore Avenue                                                      2-4    57,407            0        Total
                                                                                       ----   -------       ------
                                                                                               90,079            0       90,079
----------------------------------------------------------------------------------------------------------------------------------
L-4    World Trade Center                  A       27    436,692  16,174   1988      Ground    11,495            0
       One World Trade Center                                                          2-26    64,395        5,122        Total
                                                                                       ----   -------       ------
                                                                                               75,890        5,122       81,012
----------------------------------------------------------------------------------------------------------------------------------
L-5    Landmark Square                     A       24    413,000  17,208   1991      Ground     8,754        1,177
       111 West Ocean Boulevard                                                        3-24    69,919        4,962        Total
                                                                                       ----   -------       ------
                                                                                               78,673        6,159       84,832
----------------------------------------------------------------------------------------------------------------------------------
L-6    The 180 Building
       180 East Ocean Boulevard            B       12    200,028  16,669   1982      Ground    19,681            0
                                                                                       2-12   163,760            0        Total
                                                                                       ----   -------       ------
                                                                                              183,441            0      183,441
----------------------------------------------------------------------------------------------------------------------------------
L-7    Home Savings Building               B       10    103,000  10,300   1982      Ground    18,464            0
       249 East Ocean Boulevard                                                         2-9    21,875            0        Total
                                                                                       ----   -------       ------
                                                                                               40,339            0       40,339
----------------------------------------------------------------------------------------------------------------------------------
L-8    Shoreline Square                    A       21    417,000  19,857   1988      Ground         0            0
       301 East Ocean Boulevard                                                        2-10    62,025            0        Total
                                                                                       ----   -------       ------
                                                                                               62,025            0       62,025
----------------------------------------------------------------------------------------------------------------------------------
L-9    American Savings Building           B       10    127,991  12,799   1964        Mezz     7,960            0
       401 East Ocean Boulevard                                                        3-10    69,838            0        Total
                                                                                       ----   -------       ------
                                                                                               77,798            0       77,798
----------------------------------------------------------------------------------------------------------------------------------
L-10   Sumitomo Tower Building             B       18    163,264   9,070   1968      Ground         0            0
       444 West Ocean Boulevard                                                        5-17    60,901            0        Total
                                                                                       ----   -------       ------
                                                                                               60,901            0       60,901
----------------------------------------------------------------------------------------------------------------------------------
L-11   Oceangate Tower                     B       12    202,000  16,833   1971   Plaza/Lob    18,784            0
       100 Oceangate Avenue                                                            4-11    21,451            0        Total
                                                                                       ----   -------       ------
                                                                                               40,235            0       40,235
----------------------------------------------------------------------------------------------------------------------------------
L-12   Arco Center                         A       14    220,625  15,759   1983      Ground         0        4,630
       200 Oceangate Avenue                                                            2-15    44,091            0        Total
                                                                                       ----   -------       ------
                                                                                               44,091        4,630       48,721
----------------------------------------------------------------------------------------------------------------------------------
L-13   Arco Center                         A       14    218,298  15,593   1968      Ground       898            0
       300 Oceangate Avenue                                                            5-17    28,038            0        Total
                                                                                       ----   -------       ------
                                                                                               28,936            0       28,936
----------------------------------------------------------------------------------------------------------------------------------
L-14   Union Bank Building                 B       14    157,683  11,263   1975      Ground         0            0
       400 Oceangate Avenue                                                            2-11     9,765        7,661        Total
                                                                                       ----   -------       ------
                                                                                                9,765        7,661       17,426
----------------------------------------------------------------------------------------------------------------------------------
L-15   One Golden Shore                    B        2     32,246  16,123   1977      Ground         0            0
       One Golden Shore                                                                   0         0            0        Total
                                                                                       ----   -------       ------
                                                                                                    0            0            0
----------------------------------------------------------------------------------------------------------------------------------
MARKET SUB-TOTALS                                 194  3,269,217  16,852                      867,861       23,572      891,433
==================================================================================================================================

Subj.  Downtown Plaza                      B        6    100,146  16,691   1982      Ground         0            0
       211 East Ocean Boulevard                                                         3-4     7,185            0        Total
                                                                                       ----   -------       ------
                                                                                                7,185            0        7,185
----------------------------------------------------------------------------------------------------------------------------------
       MARKET TOTALS                              200  3,369,363  16,847                      875,046       23,572      898,618
==================================================================================================================================


========================================================================================================

                                                   Quoted                         Occupancy     Parking
Item   Building Name/                            Annual Rent       Lease            Ratio        Ratio/
No.    Location                                PSF         PSF      Type          (Incl. SL)    1,000 SF
========================================================================================================
L-1    100 Broadway Building                 $20.40   -  $20.40      FSG             80.8%        2.50
       100 Broadway                          $20.40   -  $20.40      FSG


--------------------------------------------------------------------------------------------------------
L-2    Harbor Bank Building                                                          64.7%        3.70
       11 Golden Shore Avenue                $18.60   -  $18.60      FSG


--------------------------------------------------------------------------------------------------------
L-3    Catalina Landing                      $16.80   -  $16.80      FSG             67.2%        3.50
       310-340 Golden Shore Avenue           $16.80   -  $16.80      FSG


--------------------------------------------------------------------------------------------------------
L-4    World Trade Center                    $21.00   -  $21.00      FSG             81.4%        2.80
       One World Trade Center                $18.60   -  $24.00      FSG


--------------------------------------------------------------------------------------------------------
L-5    Landmark Square                       $19.20   -  $22.20      FSG             79.5%        3.30
       111 West Ocean Boulevard              $19.20   -  $22.20      FSG


--------------------------------------------------------------------------------------------------------
L-6    The 180 Building
       180 East Ocean Boulevard              $21.00   -  $23.40      FSG              8.3%        4.00
                                             $21.00   -  $23.40


--------------------------------------------------------------------------------------------------------
L-7    Home Savings Building                 $22.20   -  $22.20      FSG             60.8         3.00
       249 East Ocean Boulevard              $16.20   -  $18.00      FSG


--------------------------------------------------------------------------------------------------------
L-8    Shoreline Square                                              FSG             85.1%        2.50
       301 East Ocean Boulevard              $25.20   -  $30.00      FSG


--------------------------------------------------------------------------------------------------------
L-9    American Savings Building             $15.00   -  $18.60      FSG             39.2%        2.70
       401 East Ocean Boulevard              $15.00   -  $18.60


--------------------------------------------------------------------------------------------------------
L-10   Sumitomo Tower Building                                                       62.7%        3.50
       444 West Ocean Boulevard              $16.20   -  $17.40      FSG


--------------------------------------------------------------------------------------------------------
L-11   Oceangate Tower                       $16.80   -  $18.60      FSG             80.1%        3.00
       100 Oceangate Avenue                  $16.80   -  $18.60      FSG


--------------------------------------------------------------------------------------------------------
L-12   Arco Center                           $16.80   -  $16.80      FSG             77.9%        3.00
       200 Oceangate Avenue                  $21.96   -  $22.92      FSG


--------------------------------------------------------------------------------------------------------
L-13   Arco Center                           $21.96   -  $24.00      FSG             86.7%        3.00
       300 Oceangate Avenue                  $21.96   -  $24.00      FSG


--------------------------------------------------------------------------------------------------------
L-14   Union Bank Building                                                           88.9%        2.20
       400 Oceangate Avenue                  $16.20   -  $18.60      FSG


--------------------------------------------------------------------------------------------------------
L-15   One Golden Shore                                                             100.0%        4.40
       One Golden Shore


--------------------------------------------------------------------------------------------------------
MARKET SUB-TOTALS                                                                    72.7%
========================================================================================================

Subj.  Downtown Plaza                                                                92.8%        3.20
       211 East Ocean Boulevard              $16.20   -  $16.20      FSG


--------------------------------------------------------------------------------------------------------
       MARKET TOTALS                                                                 73.3%
========================================================================================================






                                                   Office Building Activity Chart
                                     [GRAPHIC OMITTED -- COMBINATION LINE AND BAR GRAPH SHOWING
                                     OCCUPANCY RATION IN COMPARISON WITH THE NUMBER OF STORIES]






                                                                 Income Approach
================================================================================

Most second generation leases include tenant allowances from about $5 to $20 per-square-foot. An example of a recent lease in a directly competitive building is summarized below.

   Property:                            401 E. Ocean Blvd.
   Floor:                               7
   Date of Lease:                       6/96
   Size of Premises:                    5,000 SF
   Tenant:                              Barwill Agencies
   Term:                                5 Years
   Annual PSF Rent:                     $14.40 Full Service, Flat for Term
   Free Rent:                           2 months
   Tenant Allowance:                    $8 PSF
   Effective Rent:                      $13.92 PSF

   Recent subject leasing activity is summarized below.

Tenant:                                 Esprit Jones (new tenant)
   Floor:                               2
   Date of Lease:                       6/96
   Size of Premises:                    16,797 SF
   Term:                                5 Years
   Annual PSF Rent:                     $7.80 Full Service
    Adjustments
      Mos   7-12:                       $12.00
      Mos. 13-24:                       $13.80
      Mos. 25-36:                       $15.00
      Mos. 37-48:                       $15.60
      Mos. 49-60:                       $18.00

   Free Rent:                           2 months
   Tenant Allowance:                    $15 PSF
   Effective Rent:                      $14.07 PSF (5 years)


================================================================================

                                      -39-


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

PARKING CONCEPTS, INC.                                            DOWNTOWN PLAZA
                                                        211 East Ocean Boulevard
                                                    Long Beach, California 90802

                Historical Parking Income and Expense Statements

================================================================================
                                             Actual*    Y-T-D 1996    Annualized
                                                1995      Jan-June          1996
================================================================================
GROSS REVENUES
Transient                                   $  7,175      $  3,791      $  7,582
Monthly Parking                             $ 85,427      $ 55,545      $111,089
Validations                                 $ 16,077      $  8,700      $ 17,400
Other Sales (Grand Prix)                    $  6,640      $  6,920      $ 13,840
--------------------------------------------------------------------------------
Total Revenue                               $115,319      $ 74,956      $149,911
================================================================================
EXPENSES
--------------------------------------------------------------------------------
Total Expenses                              $ 34,556      $ 21,139      $ 42,278
================================================================================
Net Operating Income                        $ 80,763      $ 53,817      $107,633
================================================================================



                         Parking Income & Expense Chart

                               [GRAPHIC OMITTED]

                          [DATA POINTS TO BE SUPPLIED]

                                                                 Income Approach
================================================================================

Tenant:                                La Torrance et al (renewal)
    Floor:                             4
    Date of Lease:                     5/95
    Size of Premises:                  11,698 SF
    Term:                              6 Years
    Annual PSF Rent:                   $16.80 Full Service
     Adjustments
       Mos 25-48:                      $18.00
       Mos. 49-72:                     $20.16

    Free Rent:                         None
    Tenant Allowance:                  $5 PSF
    Effective Rent:                    $18.32 PSF (6 years)

Tenant:                                Pacific Crane (renewal)
    Floor                              4
    Date of Lease-                     5/95
    Size of Premises:                  2,444 SF
    Term:                              3 Years
    Annual PSF Rent:                   $15.00 Full Service
     Adjustments
       Mos 19-36:                      $16.20

    Free Rent:                         None
    Tenant Allowance:                  $2.64 PSF
    Effective Rent:                    $15.60 PSF (3 years)

     Achievable market rental rates for the subject will vary based on the length of the lease term. the floor level and views, the size and credit rating of the tenant, and the required concessions from the landlord. Based on our analysis of the data we concluded the following "typical" market rent and concession package for the subject property.

                   FSG                          Mos.       Per Rentable SF
               Annual Rent                      Free       Tenant Improvements
Lease Term     Initial PSF     Adjustments      Rent       New             Renew
----------     -----------     -----------      ----       ---             -----
5 Years        $16.20          Flat             None       $12.50          $5

Parking Revenue

     The subject parking revenues for 1995 and year-to-date 1996 are summarized on the accompanying exhibit. As noted on the exhibit the available data suggests the 1995 figures may not represent full-year information. We projected parking revenue based on the most recent actual data (year-to-date 1996) and estimated $1.70 per-square-foot annually based on occupied area. We estimated parking expenses at $40,000 annually (in 1996 dollars).

================================================================================

                                      -40-


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

--------------------------------------------------------------------------------
                                 Downtown Plaza
          1993-1996 Historical & Budgeted Operating Expense Statements

                                      Total Net Rentable Area (sf):    100,146
================================================================================
                               Year End 1995               1996 Budget
STATEMENTS                         Total         PSF           Total        PSF
================================================================================
REVENUE
  Base Rent                      $1,263,177     $12.61      $1,284,662    $12.83
  Expense Reimbursements             90,969       0.91          50,805      0.51
  Parking Income                     90,085       0.90         183,916      1.84
  Miscellaneous Income                1,510       0.02          41,712      0.42
--------------------------------------------------------------------------------
Total Revenue                     1,445,741      14.44       1,561,095     15.59
--------------------------------------------------------------------------------

OPERATING EXPENSES
Reimbursable
  Utilities                        $244,056       2.44        $261,500     $2.61
  Cleaning                           64,913       0.65          73,800      0.74
  Repair & Maintenance              105,044       1.05          97,220      0.97
  Administration                     88,723       0.89         122,724      1.23
  General Building                   16,961       0.17          34,350      0.34
  Security                           38,348       0.38          25,381      0.25
  Management Fees                    28,645       0.29          31,222      0.31
  Insurance                          38,673       0.39          53,691      0.54
--------------------------------------------------------------------------------
Sub-Total (reimbursable)           $625,363      $6.24        $699,888     $6.99
--------------------------------------------------------------------------------
  Non-Reimbursable                   $9,429      $0.09          $2,020     $0.02
--------------------------------------------------------------------------------
Sub-Total (non-reimbursable)        634,793      $6.34        $701,908     $7.01
--------------------------------------------------------------------------------
  Real Property Taxes              $248,964      $2.49        $100,852     $1.01
--------------------------------------------------------------------------------
Total Expenses                     $888,757      $8.82        $802,760     $8.02
================================================================================

================================================================================
NET OPERATING INCOME (NOI)         $561,984      $5.61        $758,335     $7.57
================================================================================


                                                Net Operating Income
         Expense Chart                              Trends Chart

        [GRAPHIC OMITTED]                         [GRAPHIC OMITTED]

   [DATA POINTS TO BE SUPPLIED]             [DATA POINTS TO BE SUPPLIED]



EXPENSE CATEGORIES

  Utilities                 Electricity, gas, water/sewage
  Cleaning                  Janitorial
  Repair & Maintenance      Grounds maintenance and repairs & maintenance
  Administration            On-site office, general admin., payroll & burden,
                            advertising & marketing, and property tax service
                            fee
  General Building          Supplies, equipment, trash removal, window cleaning
                            & exterminating
  Security                  Building security
  Management Fees           Management fees
  Insurance                 Property insurance
  Non-Reimbursable          Non-Reimbursable
  Real Property Taxes       Real estate taxes

--------------------------------------------------------------------------------

                                                                 Income Approach
================================================================================

Other Income

     The subject Parking Parcel is leased to the adjacent Breakers Hotel for a term through September, 2000. The lease rate is $44 per space per month (79 spaces) for the first year of the term (through 1996), with an increase to $50 per space beginning the second year of the lease. We modeled this lease based on the current terms, or a rounded $40,000 annually during 1996, and assumed a 3.5% annual increase throughout the holding period.

     Vacancy and Collection Loss

     Both the investor and the appraiser are primarily interested in the cash revenue that an income property is likely to produce annually over a specified period of time rather than what it could produce if it were always 100 percent occupied and all the tenants were actually paying their rent in full and on time. It is normally a prudent practice to expect some income loss, either in the form of actual vacancy or in the form of turnover, non-payment, or slow payment of rent.

     The subject is currently 92.8 percent leased, and the current tenant profile has a relatively favorable lease expiration schedule. As discussed in the Market Analysis, the subject's Long Beach office submarkets; have shown a stable pattern of declining vacancy levels over the past several years, and no new competitive buildings are expected to be completed in the near future. Based on the current subject occupancy level and the improving market conditions, we projected global vacancy and collection loss (against all revenues) of 5.0% and an additional lag vacancy between leases of 6 months for 5-year lease terms. Based on the 65% renewal probability assumption the indicated (rounded) weighted vacancy between leases is 2 months.

Operating Expenses

     The historical and budgeted expenses for the subject for the period 1995 (actual) and 1996 (budgeted) are summarized on an accompanying exhibit. The summary was prepared by Cushman & Wakefield based on statements provided by the property management.

     We analyzed the historical and budgeted data as well as comparable expense data for other downtown Long Beach office buildings. Our expense conclusions for the property, expressed in 1996 dollars, are summarized below.

     Summary of Expense Conclusions

     Category                                 PSF
     --------                                 ---
     Utilities (fixed)                       $1.60
     Utilities (variable)                    $1.00
     Cleaning (fixed)                        $0.50
     Cleaning (variable)                     $0.30
     Repairs & Maintenance                   $1.00
     Administration                          $1.20
     General Building                        $0.50
     Management                              $0.30
     Insurance                               $0.55
     R.E. Taxes                              $1.00
     Parking                                 $0.40
                                             -----
     Total                                   $8.35
     Reserves:                               $0.15


================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                                                                 Income Approach
================================================================================

Capitalization

     We converted the net operating income into a value indication by means of discounted cash-flow analysis and direct capitalization.

     Discounted Cash Flow Analysis

     By forecasting the anticipated income stream and discounting future value at reversion to current value, the capitalization process can be applied to derive a value that the investor would pay to receive that particular income stream.

     Investors in office buildings typically make a forecast of net operating income and cash flow over a period of time ranging from five to 15 years. This projection is used to determine a purchase price justified by the degree of risk inherent in the proposed investment.

     We modeled the following specific assumptions within the cash flow model.

     1) Holding Period - We modeled an 11-year holding period on a fiscal year basis beginning August 1, 1996. We extended the typical 10-year period by one year based on the future rollover pattern, which results in "non-stabilized" releasing during the 11th year.

     2) Income Projections - Existing tenants were modeled according to the terms of the leases. Absorption tenants and future speculative rollover tenants were modeled according to the market rent and concession conclusions presented previously. These conclusions are restated below.

                   FSG                          Mos.       Per Rentable SF
               Annual Rent                      Free       Tenant Improvements
Lease Term     Initial PSF     Adjustments      Rent       New             Renew
----------     -----------     -----------      ----       ---             -----
5 Years        $16.20          Flat             None       $12.50          $5

     3) Vacancy and Collection - We modeled a combination of "global" vacancy and collection, and lag vacancy between leases. The assumptions are summarized below.

               Global Vacancy and Collection - We modeled an overall 5% deduction against revenues throughout the projection period.

               Lag Vacancy - We modeled lag vacancy between leases based on an assumed 6 months vacancy between 5-year terms. These projections were weighted by the 65% renewal probability assumption, which results in a weighted deduction of 2 months between 5-year terms.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     ADVISORY VALUATION SERVICES
                                                     ---------------------------

                Comparative Analysis of U.S. Treasuries & REITs
                           June 1995 through May 1996

========================================================================================================
                 United States Treasury Yields                   Real Estate Investment Trust Yields
========================================================================================================
      Period       Long-Term     Intermediate   Short-Term    Equity     Mortgage     Hybrid        All
========================================================================================================
      May-96         7.08           6.51           6.01         7.4         9.0         7.8         7.5
      Apr-96         6.98           6.39           5.93         7.5        10.2         7.7         7.7
      Mar-96         6.75           6.11           5.67         7.4         9.9         7.8         7.5
      Feb-96         6.32           5.54           5.07         7.2         8.8         7.8         7.4
      Jan-96         6.12           5.47           5.16         7.2         8.4         7.5         7.3
      Dec-95         6.16           5.58           5.36         7.4         9.0         7.7         7.5
      Nov-95         6.37           5.79           5.54         7.8         8.9         8.1         7.8
      Oct-95         6.49           5.95           5.74         7.7         8.9         7.9         7.8
      Sep-95         6.69           6.11           5.85         7.5         8.9         7.9         7.6
      Aug-95         6.96           6.37           6.05         7.7         8.3         8.2         7.7
      Jul-95         6.81           6.19           5.89         7.7         8.8         8.0         7.8
      Jun-95         6.65           6.04           5.77         7.7         8.7         8.0         7.8
========================================================================================================
Average              6.62           6.00           5.67        7.52        8.98        7.87        7.62
========================================================================================================


                        Comparitive Analysis Trend Chart
                           June 1995 through May 1996

                               [GRAPHIC OMITTED]

                          [DATA POINTS TO BE SUPPLIED]

                                                            Income Approach
================================================================================

     4) Growth Rates - We modeled the following growth rates for expenses and revenues:

          Operating Expenses:            3.5% annually
          Real Estate Taxes:             2.0% annually
          Tenant Improvement Costs:      3.5% annually
          Assumed CPI:                   3.5% annually

          Market Rent and Parking:       3.5% annually

     5) Renewal Probability - We assumed a 65% renewal probability for all tenants.

     6) Leasing Commissions - This expense was modeled at 6% for 5-year leases. Renewing tenants were modeled with one-half commission.

     7) Reversion - The reversion price was calculated by applying a 10.5% overall capitalization rate to the 11th year's net operating income. Following a deduction for a 2.0% cost of sale, the reversion price was added to the previous year's net cash flow prior to discounting.

     We used the ProJect and Excel cash flow programs to simulate the projected operating characteristics for the subject property under the preceding assumptions. The cash flow and value table are on an accompanying page, and additional detail is included in the Addenda.

Derivation of Discount Rate

     The accompanying exhibit entitled "Comparative Analysis of U.S. Treasuries and REITs" provides an overview of the alternative marketplaces for capital investment during the period from June, 1995 through May, 1996. The graph and accompanying data show that equity REIT yields are not necessarily sensitive to changes in interest rates. Although yields for intermediate Treasuries increased by nearly 50 basis points during the 12-month period, yields for equity REITs (on average) decreased by 30 basis points during the same period. Investor concerns of higher inflation can increase Treasury yield requirements, but the real estate market can represent a "hedge" against inflation due to pricing increases. The yields for REITs are below levels required for single asset real estate investments, however, due (in part) to liquidity issues and the diversity and management levels of multi-property portfolios.

     The most recently published Cushman & Wakefield survey of investors' return requirements was published in Winter, 1995, and a copy is included in the Addenda. The Summer, 1996 survey has been completed but is not yet published. A copy of the return requirements reported by investors for the 1996 survey is also included in the Addenda. We reviewed current reported return requirements for a cross section of retail and office investors. The data is summarized in the following chart.

                                                   Weighted Average Ranges
Property Type         Category(l)              Going-in Cap Rates   IRRs
CBD Office            Class A-Leased           9.3%-9.8%            11.8%-12.3%
Suburban Office       Class A-Leased           8.8%-9.6%            11.2%-11.7%


================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                   DISCOUNTED CASH FLOW ANALYSIS
                                              Downtown Plaza - 11 year holding period
====================================================================================================================================
11 year holding period beginning 8/1/96     1               2               3               4               5               6
                                          FY1997          FY1998          FY1999          FY2000          FY2001          FY2002
------------------------------------------------------------------------------------------------------------------------------------
INCOME
  GROSS RENTS                           1,484,129       1,697,228       1,802,359       1,840,385       1,876,360       1,903,196
  LESS LAG VACANCY                        (20,450)         (6,806)         (8,130)       (276,228)        (36,124)        (96,472)
  EXPNSE RECOVERIES                        21,110          41,145          57,583          85,310          77,276          68,874
  PARKING INCOME                          154,601         174,191         182,104         180,942         183,972         195,743
  OTHER INCOME                             40,817          42,245          43,724          45,254          46,838          48,477
------------------------------------------------------------------------------------------------------------------------------------
Potential Gross Income                  1,680,207       1,948,003       2,077,640       1,855,655       2,148,322       2,119,818
------------------------------------------------------------------------------------------------------------------------------------
  VACANCY / CREDIT LOSS                   (74,239)        (86,578)        (92,590)        (81,473)        (95,876)        (93,780)
  Average 13-yr Vacancy (%) is 7.5%           5.6%            4.8%            4.8%           19.3%            6.1%            9.0%
------------------------------------------------------------------------------------------------------------------------------------
Effective Gross Income                  1,605,968       1,861,425       1,985,050       1,774,192       2,052,446       2,026,038
====================================================================================================================================

EXPENSES
  FIXED UTILITIES                         163,505         169,228         175,151         181,281         187,626         194,193
  VARIABLE UTILITIES                       90,942         102,465         107,120         106,437         108,219         115,143
  FIXED CLEANING                           51,095          52,884          54,735          56,650          58,633          60,685
  VARIABLE CLEANING                        27,283          30,740          32,136          31,931          32,466          34,543
  REPAIRS & MAINTNCE                      102,191         105,767         109,469         113,301         117,266         121,370
  ADMINISTRATION                          122,629         126,921         131,363         135,961         140,719         145,645
  GENERAL BUILDING                         51,095          52,884          54,735          56,650          58,633          60,685
  MANAGEMENT FEE                           30,657          31,730          32,841          33,990          35,180          36,411
  INSURANCE                                56,205          58,172          60,208          62,315          64,496          66,754
  REAL ESTATE TAXES                       102,191         105,767         109,469         113,301         117,266         121,370
  PARKING EXPENSES                         40,817          42,245          43,724          45,254          46,838          48,477
------------------------------------------------------------------------------------------------------------------------------------
Operating Expenses                        838,610         878,803         910,951         937,071         967,342       1,005,276
------------------------------------------------------------------------------------------------------------------------------------
    Operating Expense Ratio                  52.2%           47.2%           45.9%           52.8%           47.1%           49.6%

------------------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME                      767,358         982,622       1,074,099         837,121       1,085,104       1,020,762
====================================================================================================================================

DEDUCTIONS
  ALTERATIONS                             349,826               0          43,806         165,032         440,804         274,502
  COMMISSIONS                              59,781               0          18,148          68,372         141,880         113,724
  RESERVES ALLOWANCE                       15,022          15,548          16,092          16,655          17,238          17,841
------------------------------------------------------------------------------------------------------------------------------------
Total Deducations                         424,629          15,548          78,046         250,059         599,922         406,067
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
NET CASH FLOW                             342,729         967,074         996,053         587,062         485,182         614,695
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
CASH ON CASH                                  4.6%           12.9%           13.3%            7.9%            6.5%            8.2%
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
11 year holding period beginning 8/1/96     7               8               9               10              11              12
                                          FY2003          FY2004          FY2005          FY2006          FY2008          FY2009
------------------------------------------------------------------------------------------------------------------------------------
INCOME
  GROSS RENTS                           1,885,645       1,817,406       1,844,358       1,983,845       2,080,334       2,136,618
  LESS LAG VACANCY                        (43,584)        (38,096)        (66,834)        (42,904)       (111,284)         (6,822)
  EXPNSE RECOVERIES                        83,608         104,080         125,114         129,985         119,388         134,038
  PARKING INCOME                          202,834         213,510         214,902         218,709         232,413         245,722
  OTHER INCOME                             50,174          51,930          53,748          55,629          57,576          59,591
------------------------------------------------------------------------------------------------------------------------------------
Potential Gross Income                  2,178,677       2,148,830       2,171,288       2,345,264       2,378,397       2,569,147
------------------------------------------------------------------------------------------------------------------------------------
  VACANCY / CREDIT LOSS                   (96,283)        (94,170)        (95,132)       (103,546)       (104,420)       (113,192)
  Average 13-yr Vacancy (%) is 7.5%           6.4%            6.2%            7.5%            6.2%            9.1%            4.7%
------------------------------------------------------------------------------------------------------------------------------------
Effective Gross Income                  2,082,394       2,054,660       2,076,156       2,241,718       2,273,977       2,455,955
====================================================================================================================================

EXPENSES
  FIXED UTILITIES                         200,989         208,024         215,305         222,841         230,640         238,712
  VARIABLE UTILITIES                      119,314         125,594         126,413         128,652         136,713         144,543
  FIXED CLEANING                           62,809          65,008          67,283          69,638          72,075          74,598
  VARIABLE CLEANING                        35,794          37,678          37,924          38,596          41,014          43,363
  REPAIRS & MAINTNCE                      125,618         130,015         134,566         139,275         144,150         149,195
  ADMINISTRATION                          150,742         156,018         161,479         167,130         172,980         179,034
  GENERAL BUILDING                         62,809          65,008          67,283          69,638          72,075          74,598
  MANAGEMENT FEE                           37,686          39,005          40,370          41,783          43,245          44,759
  INSURANCE                                69,090          71,508          74,011          76,601          79,282          82,057
  REAL ESTATE TAXES                       125,618         130,015         134,566         139,275         144,150         149,195
  PARKING EXPENSES                         50,174          51,930          53,748          55,629          57,576          59,591
------------------------------------------------------------------------------------------------------------------------------------
Operating Expenses                      1,040,643       1,079,803       1,112,948       1,149,058       1,193,900       1,239,645
------------------------------------------------------------------------------------------------------------------------------------
    Operating Expense Ratio                  50.0%           52.6%           53.6%           51.3%           52.5%           50.5%

------------------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME                    1,041,751         974,857         963,208       1,092,660       1,080,077       1,216,310
====================================================================================================================================

DEDUCTIONS
  ALTERATIONS                              16,843         145,005         196,005         125,822         313,029          39,999
  COMMISSIONS                               6,978          48,762          81,204          52,127         129,685          16,571
  RESERVES ALLOWANCE                       18,466          19,112          19,781          20,473          21,190          21,932
------------------------------------------------------------------------------------------------------------------------------------
Total Deducations                          42,287         212,879         296,990         198,422         463,904          78,502
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
NET CASH FLOW                             999,464         761,978         666,218         894,238      11,968,400
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
CASH ON CASH                                 13.4%           10.2%            8.9%           12.0%          160.1%
------------------------------------------------------------------------------------------------------------------------------------



AVG. CASH ON CASH                                                      23.5%
FIVE YEAR AVERAGE                                                       9.0%
INITIAL CAP. RATE                                                      10.3%
--------------------------------------------------------------------------------
TERMINAL CAP. RATE                                                     10.5%
TRANSACTION COST                                                        2.0%
DISCOUNT RATE                                                          12.0%
--------------------------------------------------------------------------------
REVISIONARY VALUE                                               $11,352,227
--------------------------------------------------------------------------------
NET PRESENT VALUE (NPV)                                          $7,474,393
--------------------------------------------------------------------------------
NPT - Per Square Foot                                                $74.63



================================================================================
                                    VALUE MATRIX
                                    Low-Range        Mid-Range         Hi-Range
--------------------------------------------------------------------------------
         Discount Rate                   11.5%            12.0%            12.5%
     Net Present Value             $7,735,935       $7,474,393       $7,224,762
             NPV (PSF)                 $77.25           $74.63           $72.14
================================================================================
                              Total Bldg (SF):   100,146


               Net Operating Income (NOI) vs Net Cash Flow (NCF)

                               [GRAPHIC OMITTED]
                          [DATA POINTS TO BE SUPPLED]

================================================================================

                                                            Income Approach
================================================================================

CBD Office            Class B-Leased           10.1%-10.6%          12.9%-13.3%
Suburban Office       Class B-Leased           9.0%-9.7%            12.1%-12.6%

CBD Office            Class A-Value Added      9.3%-10.0%           12.8%-13.6%
Suburban Office       Class A-Value Added      9.0%-9.7%            13.6%-14.6%

CBD Office            Class B-Value Added      9.3%-10.0%           12.8%-13.6%
Suburban Office       Class B-Value Added      9.5%-9.8%            14.6%-15.3%

CBD Office            All Categories           9.8%-10.3%           13.0%-13.6%
Suburban Office       All Categories           9.2%-9.8%            12.9%-13.5%

(1) "Leased Asset" refers to predominately "passive" investments involving substantially leased assets

     "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues.

     We concluded within the range bracketed by the respondents for the Class B asset categories, with most emphasis to the low end of the range for the suburban "leased asset" category, which considers the subject's percent occupancy level, and estimated a 12.0 percent discount rate is appropriate for the subject cash flow projections. This conclusion results in the following value indication for the property:

     Discounted Cash Flow Conclusion:          $7,500,000

     Direct Capitalization

     In the direct capitalization method we estimated a value by dividing the subject's net operating income by an overall capitalization rate. This overall rate (OAR) is selected based on our analysis of market sales and reported requirements from the category of investor most representative of the buyers for this asset. The overall rate is calculated by dividing the net operating income from the sales by their respective sales prices.

     The chart below summarizes the overall rates for the comparable sales data presented in the Sales Comparison Approach.


                     ======================================
                         Summary of Capitalization Rates
                     ======================================
                        Sale           Capitalization Rate
                         No.
                     ======================================
                          1                   14.1%
                          2                   13.6%
                          3                    8.0%
                          4                    N/A
                          5                   10.0%
                          6                   10.3%
                     ======================================



================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                               CONTRACT PROFORMA
                                Fiscal Year 1997

INCOME                                                                     PSF
  GROSS RENTS                                     $1,484,129             $14.82
  LESS LAG VACANCY                                  ($20,450)            ($0.20)
  EXPNSE RECOVERIES                                  $21,110              $0.21
  PARKING INCOME                                    $154,601              $1.54
  OTHER INCOME                                       $40,817              $0.41
  ------------------------------------------------------------------------------
Potential Gross Income                            $1,680,207             $16.78
  VACANCY / CREDIT LOSS                             ($74,239)            ($0.74)


Effective Gross Income                            $1,605,968             $16.04


EXPENSES
  FIXED UTILITIES                                   $163,505              $1.63
  VARIABLE UTILITIES                                 $90,942              $0.91
  FIXED CLEANING                                     $51,095              $0.51
  VARIABLE CLEANING                                  $27,283              $0.27
  REPAIRS & MAINTNCE                                $102,191              $1.02
  ADMINISTRATION                                    $122,629              $1.22
  GENERAL BUILDING                                   $51,095              $0.51
  MANAGEMENT FEE                                     $30,657              $0.31
  INSURANCE                                          $56,205              $0.56
  REAL ESTATE TAXES                                 $102,191              $1.02
  PARKING EXPENSES                                   $40,817              $0.41
  ------------------------------------------------------------------------------
Operating Expenses                                  $838,610              $8.37

--------------------------------------------------------------------------------
NET OPERATING INCOME                                $767,358              $7.66
--------------------------------------------------------------------------------


                                 Downtown Plaza
                    211 East Ocean - Long Beach, California

            Capitalization
                 Rate                  PSF          Indicated Value
                  9.0%               $85.14           $8,526,200
                  9.5%               $80.66           $8,077,453
                 10.0%               $76.62           $7,673,580
                 10.5%               $72.98           $7,308,171
                 11.0%               $69.66           $6,975,982
                 11.5%               $66.63           $6,672,678
                 12.0%               $63.85           $6,394,650
                 12.5%               $61.30           $6,138,864
                 13.0%               $58.94           $5,902,754

                                                            Income Approach
================================================================================

     A significant portion of the variation in overall rates can be attributed to the differences in occupancy levels and the proformas used as the basis for capitalization, as well as the relationship between market and contract rental rates.

     We concluded a 10.0 percent overall capitalization rate is appropriate for the subject. As shown on the accompanying exhibit the resulting rounded value indication by direct capitalization is $7,700,000.

Income Approach Conclusion

     The $7,700,000 indication by direct capitalization compares with the discounted cash flow conclusion of $7,500,000. Each method is relevant for a property of this type, and we concluded at $7,600,000 for the property by the Income Approach.




















================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                 RECONCILIATION AND FINAL ESTIMATE OF VALUE
================================================================================

     Value indications for the subject property by the Approaches to Value are indicated as follows:

        Cost Approach                                     Not Used
        Sales Comparison Approach                        $9,000,000
        Income Approach                                  $7,600,000

     In the reconciliation, each approach to value is considered in order to determine the reliability of the data in each and to weigh which approach best represents the actions of typical users and investors in the market.

     The Sales Comparison Approach is based on the principle of substitution which implies that a prudent person will not pay more to buy or rent a property than it would cost to buy a comparable substitute property. In this approach, the subject property was compared with six office building sales or escrows. We analyzed the sales using the sales price per square foot. Although various dissimilarities between the sales and the subject were noted, the general analysis is believed to provide reasonable support for our value conclusion. As such, the Sales Comparison Approach is afforded appropriate weight in the final conclusion.

     The Income Approach is based upon investor expectations for the income stream generated by an income producing property. After estimating gross income, deductions were made for vacancy and collection losses, and variable, fixed and other expenses. The resulting net operating income was then converted into an indication of value by means of discounted cash flow model, and direct capitalization.

     Since investment properties are generally bought and sold based upon their income generating ability, all sources of pertinent data were carefully researched. It is our opinion that the Income Approach is the most reliable indicator of the value of the subject since the intent of our analysis was to mirror investor expectations.

     Therefore, giving primary weight to the indication of value via the Income Approach, but recognizing the validity of the Sales Comparison Approach and the comparability of the data, we have formed an opinion that the market value of the leased fee estate in the referenced property, subject to the assumptions, limiting conditions, certifications, and definitions, as of August 5, 1996, was:

                              EIGHT MILLION DOLLARS
                                   $8,000,000







================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        ASSUMPTIONS AND LIMITING CONDITIONS
================================================================================

Appraisal means the appraisal report and opinion of value stated therein; or the letter opinion of value, to which these Assumptions and Limiting Conditions are annexed.

Property means the subject of the Appraisal.

C&W means Cushman & Wakefield, Inc. or its subsidiary which issued the Appraisal.

Appraiser(s) means the employee(s) of C&W who prepared and signed the Appraisal.

The Appraisal has been made subject to the following assumptions and limiting conditions:

1) No opinion is intended to be expressed and no responsibility is assumed for the legal description or for any matters which are legal in nature or require legal expertise or specialized knowledge beyond that of a real estate appraiser. Title to the Property is assumed to be good and marketable and the Property is assumed to be free and clear of all liens unless otherwise stated. No survey of the Property was undertaken.

2) The information contained in the Appraisal or upon which the Appraisal is based has been gathered from sources the Appraiser assumes to be reliable and accurate. Some of such information may have been provided by the owner of the Property. Neither the Appraiser nor C&W shall be responsible for the accuracy or completeness of such information, including the correctness of estimates, opinions, dimensions, sketches, exhibits and factual matters.

3) The opinion of value is only as of the date stated in the Appraisal. Changes since that date in external and market factors or in the Property itself can significantly affect property value.

4) The Appraisal is to be used in whole and not in part. No part of the Appraisal shall be used in conjunction with any other appraisal. Publication of the Appraisal or any portion thereof without the prior written consent of C&W is prohibited. Except as may be otherwise stated in the letter of engagement, the Appraisal may not be used by any person other than the party to whom it is addressed or for purposes other than that for which it was prepared. No part of the Appraisal shall be conveyed to the public through advertising, or used in any sales or promotional material without C&W's prior written consent. Reference to the Appraisal Institute or to the MAI designation is prohibited.

5) Except as may be otherwise stated in the letter of engagement, the Appraiser shall not be required to give testimony in any court or administrative proceeding relating to the Property or the Appraisal.

6) The Appraisal assumes (a) responsible ownership and competent management of the Property; (b) there are no hidden or unapparent conditions of the Property, subsoil or structures that render the Property more or less valuable (no responsibility is assumed for such conditions or for arranging for engineering studies that may be required to discover them); (c) full compliance with all applicable federal, state and local zoning and environmental regulations and laws, unless noncompliance is stated, defined and considered in the Appraisal; and (d) all required licenses, certificates of occupancy and other governmental


================================================================================

                                      -47-
                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        Assumptions and Limiting Conditions
================================================================================

     consents have been or can be obtained and renewed for any use on which the value estimate contained in the Appraisal is based.

7) The physical condition of the improvements considered by the Appraisal is based on visual inspection by the Appraiser or other person identified in the Appraisal. C&W assumes no responsibility for the soundness of structural members nor for the condition of mechanical equipment, plumbing or electrical components.

8) The forecasted potential gross income referred to in the Appraisal may be based on lease summaries provided by the owner or third parties. The Appraiser assumes no responsibility for the authenticity or completeness of lease information provided by others. C&W recommends that legal advice be obtained regarding the interpretation of lease provisions and the contractual rights of parties.

9) The forecasts of income and expenses are not predictions of the future. Rather, they are the Appraiser's best estimates of current market thinking on future income and expenses. The Appraiser and C&W make no warranty or representation that these forecasts will materialize. The real estate market is constantly fluctuating and changing. It is not the Appraiser's task to predict or in any way warrant the conditions of a future real estate market; the Appraiser can only reflect what the investment community, as of the date of the Appraisal, envisages for the future in terms of rental rates, expenses, supply and demand.

10) Unless otherwise stated in the Appraisal, the existence of potentially hazardous or toxic materials which may have been used in the construction or maintenance of the improvements or may be located at or about the Property was not considered in arriving at the opinion of value. These materials (such as formaldehyde foam insulation, asbestos insulation and other potentially hazardous materials) may adversely affect the value of the Property. The Appraisers are not qualified to detect such substances. C&W recommends that an environmental expert be employed to determine the impact of these matters on the opinion of value.

11) Unless otherwise stated in the Appraisal, compliance with the requirements of the Americans With Disabilities Act of 1990 (ADA) has not been considered in arriving at the opinion of value. Failure to comply with the requirements of the ADA may adversely affect the value of the Property. C&W recommends that an expert in this field be employed.



================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                 CERTIFICATION OF APPRAISAL
================================================================================

     We certify that, to the best of our knowledge and belief:

     1) James W. Myers and Miles Loo have inspected the property, James W. Myers, MAI, have reviewed the report and concur with the findings contained herein.

     2)   The statements of fact contained in this report are true and correct.

     3) The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions.

     4) We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved.

     5) Our compensation is not contingent upon the reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value estimate, the attainment of a stipulated result, or the occurrence of a subsequent event. The appraisal assignment was not based on a requested minimum valuation, a specific valuation or the approval of a loan.

     6) No one provided significant professional assistance to the persons signing this report.

     7) Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and the Code of Professional Ethics and the Standards of Professional Appraisal Practice of the Appraisal Institute.

     8) The use of this report is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representatives.

     9) As of the date of this report, James W. Myers, MAI, has completed the requirements of the continuing education program of the Appraisal Institute.





     /s/ Miles Loo, Jr.
     Miles Loo, Jr.
     Los Angeles Valuation Advisory Services





     /s/ James W. Myers
     James W. Myers, MAI
     Senior Director
     Los Angeles Valuation Advisory Services
     Certification No. AG002662










================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                    ADDENDA
================================================================================



















































================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    DOWNTOWN PLAZA
                                   TENANT REGISTER



                 TENANT                    SQUARE FEET   BEGIN DATE     END DATE
---------------------------------------    -----------   ----------     --------
   1 - SUITE 101      COAST FED SAVINGS          6,154       4/1983       3/2003
   2 - SUITE 102      THE DESIGNORY              3,492       5/1996       1/2000
   3 - SUITE 200      ESPIRIT JONES             16,797       9/1996       8/2001
   4 - SUITE 310      EAGLE PACIFIC INS          7,730       4/1989      11/1996
   5 - SUITE 360      COMPASS PRODUCT.           2,919       7/1991       7/1998
   6 - SUITE 400      LA TORRACA & GOE..        11,698       2/1995       1/2001
   7 - SUITE 405      PACIFIC CRANE              2,444       6/1995       5/1998
   8 - SUITE 500      CITY OF LONG BCH          15,369       1/1995      12/1999
   9 - SUITE 600      THE DESIGNORY             24,574       2/1995       1/2000
  10 - SUITE varies   LEASE-UP (5-yr)            1,796      10/1996       9/2001
  11 - SUITE varies   REP 01 OF TEN #10          1,796       1/1997      12/2001
  12 - SUITE varies   REP 02 OF TEN #10          1,796       4/1997       3/2002
  13 - SUITE varies   REP 03 OF TEN #10          1,797       7/1997       6/2002
                                           -----------
       13 TENANTS                               98,362
                                           ===========











                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    DOWNTOWN PLAZA
                                   TENANT REGISTER



                 TENANT                    SQUARE FEET   BEGIN DATE     END DATE
---------------------------------------    -----------   ----------     --------
          1 - 5-Yr Tenant

   2 - SUITE 102      THE DESIGNORY              3,492       5/1996       1/2000
   3 - SUITE 200      ESPIRIT JONES             16,797       9/1996       8/2001
   4 - SUITE 310      EAGLE PACIFIC  INS         7,730       4/1989      11/1996
   5 - SUITE 360      COMPASS PRODUCT.           2,919       7/1991       7/1998
   6 - SUITE 400      LA TORRACA & GOE..        11,698       2/1995       1/2001
   7 - SUITE 405      PACIFIC CRANE              2,444       6/1995       5/1998
   8 - SUITE 500      CITY OF LONG BCH          15,369       1/1995      12/1999
   9 - SUITE 600      THE DESIGNORY             24,574       2/1995       1/2000
  10 - SUITE varies   LEASE-UP (5-yr)            1,796      10/1996       9/2001
  11 - SUITE varies   REP 01 OF TEN #10          1,796       1/1997      12/2001
  12 - SUITE varies   REP 02 OF TEN #10          1,796       4/1997       3/2002
  13 - SUITE varies   REP 03 OF TEN #10          1,797       7/1997       6/2002
                                           -----------
           12 TENANTS                           92,208

          2 - 10-Yr Tenant

   1 - SUITE 101      COAST FED SAVINGS          6,154       4/1983       3/2003
                                           -----------
            1 TENANTS                            6,154
                                           -----------
           13 TENANTS                           98,362
                                           ===========


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                           DOWNTOWN PLAZA
                                                        LEASE ABSTRACT REPORT
                                                           FOR ALL TENANTS


                                                                                                                               % OF
              PRIMARY/                                          ANNUAL                                                         RENT
              SECONDARY SQUARE LEASE LEASE OPTION     MINIMUM  MINIMUM OVERAGE CEILING BREAKPOINT                  PRO RATA    SUBJ
 TENANT         CODES     FEET BEGIN   END  #/MOS     RENT/SF    RENT     %    (000'S)  (000'S)   RECOVERIES      SHARE BASE  TO CPI
------------- --------- ------ ----- ----- ------ ------------ ------- ------- ------- ---------  --------------- ----------  ------
 1-SUITE 101        2    6,154  4/83  3/03      -        33.85  208,340    -       -       -      EXPNSE RECOVERIES  808,177
COAST FED SAVINGS   4                              4/98  40.21  247,442

 2-SUITE 102        1    3,492  5/96  1/00      -        15.60   54,475    -       -       -      EXPNSE RECOVERIES  774,779
THE DESIGNORY       4                              6/98  17.40   60,761

 3-SUITE 200        1   16,797  9/96  8/01      -         7.80  131,017    -       -       -      EXPNSE RECOVERIES  808,177
ESPIRIT JONES       4                              4/97  12.00  201,564
                                                  10/97  13.80  231,799
                                                  10/98  15.00  251,955
                                                  10/99  15.60  262,033
                                                  10/00  16.00  302,346

 4-SUITE 310        1    7,730  4/89 11/96      -        22.20  171,606    -       -       -      EXPNSE RECOVERIES  804,788
EAGLE PACIFIC INS   4

 5-SUITE 360        1    2,919  7/91  7/98      -        15.60   45,536    -       -       -      EXPNSE RECOVERIES  760,975
COMPASS PRODUCT.    4

 6-SUITE 400        1   11,698  2/95  1/01      -        16.20  189,508    -       -       -      EXPNSE RECOVERIES  774,779
LA TORRACA & GOE..  4                              3/97  18.00  210,564
                                                   3/99  20.16  235,832

 7-SUITE 405        1    2,444  6/95  5/98      -        15.00   36,660    -       -       -      EXPNSE RECOVERIES  774,779
PACIFIC CRANE       4                              1/97  16.20   39,593

 8-SUITE 500        1   15,369  1/95 12/99      -        15.00  230,535    -       -       -      EXPNSE RECOVERIES  907,789
CITY OF LONG BCH    4                              1/97  16.20  248,978
                                                   1/98  17.40  267,421

 9-SUITE 600        1   24,574  2/95  1/00      -        11.68  287,070    -       -       -      EXPNSE RECOVERIES  907,789
THE DESIGNORY       4                              9/96  15.00  368,610
                                                   2/98  17.40  427,568

 10-SUITE varies    1    1,796 10/96  9/01      -        16.20   29,095    -       -       -      EXPNSE RECOVERIES  808,177
LEASE-lUP (5-yr)    4

 11-SUITE varies    1    1,796  1/97 12/01      -        16.77   30,114    -       -       -      EXPNSE RECOVERIES  860,346
REP 01 OF TEN #10   4









                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                                                                              PAGE 2


                                                                                                                              % OF
              PRIMARY/                                          ANNUAL                                                         RENT
              SECONDARY SQUARE LEASE LEASE OPTION     MINIMUM  MINIMUM OVERAGE CEILING BREAKPOINT                  PRO RATA    SUBJ
 TENANT         CODES     FEET BEGIN   END  #/MOS     RENT/SP    RENT     %    (000'S)  (000'S)   RECOVERIES      SHARE BASE  TO CPI
------------- --------- ------ ----- ----- ------ ------------ ------- ------- ------- ---------  --------------- ----------  ------
12-SUITE varies     1    1,796  4/97  3/02      -        16.77   30,114    -       -       -      EXPNSE RECOVERIES  860,346
REP 02 OF TEN #10   4

13-SUITE varies     1    1,797  7/97  6/02      -        16.77   30,130    -       -       -      EXPNSE RECOVERIES  860,346
REP 03 OF TEN #10   4

                        ------
                        98,362
                        ======









                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                     [blank]






                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                           DOWNTOWN PLAZA
                                                      AVERAGE OCCUPANCY REPORT
                                                           FOR ALL TENANTS



                  1996     1997     1998     1999     2000     2001     2002     2003     2004     2005     2006     2007     2008
                -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
JANUARY          70,888   87,039   98,362   98,362   82,993   98,362   96,566   98,362   98,362   98,362   98,362   96,566   98,362
FEBRUARY         70,888   94,769   98,362   98,362   54,927   86,664   88,836   98,362   98,362   98,362   98,362   98,362   98,362
MARCH            70,888   94,769   98,362   98,362   70,296   86,664   90,632   98,362   98,362   82,993   98,362   96,566   98.362
APRIL            70,888   96,565   98,362   98,362   98,362   98,362   96,566   92,208   98,362   54,927   86,664   88,836   98,362
MAY              74,380   96,565   98,362   98,362   98,362   98,362   96,566   92,208   98,362   70,296   86,664   90,632   98,362
JUNE             74,380   96,565   95,918   98,362   98,362   98,362   98,362   92,208   98,362   98,362   98,362   96,566   98,362
JULY             74,380   98,362   95,918   98,362   98,362   98,362   96,565   92,208   98,362   98,362   98,362   96,566   98,362
AUGUST           74,380   98,362   95,443   98,362   98,362   98,362   96,565   89,764   98,362   98,362   98,362   98,362   98,362
SEPTEMBER        91,177   98,362   95,443   98,362   98,362   81,565   98,362   89,764   98,362   98,362   98,362   96,565   98,362
OCTOBER          92,973   98,362   98,362   98,362   98,362   79,769   98,362   95,443   98,362   98,362   96,362   96,565   95,918
NOVEMBER         92,973   98,362   98,362   98,362   98,362   96,566   98,362   95,443   98,362   98,362   81,565   98,362   95,918
DECEMBER         85,243   98,362   98,362   98,362   98,362   98,362   96,362   98,362   98,362   98,362   79,769   98,362   95,443
                -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
AVERAGE SF
OCCUPIED-OCCA    78,620   96,370   97,468   98,362   91,123   93,314   96,176   94,391   98,362   91,123   93,463   96,026   97,711

TOTAL  SF-KRA   100,146  100,146  100,146  100,146  100,146  100,146  100,146  100,146  100,146  100,146  100,146  100,146  100,146
                -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
OCCUPANCY         78.51    96.23    97.33    98.22    90.99    93.18    96.04    94.25    96.22    90.99    93.33    95.89    97.57
                =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======



                  2009     2010
                -------  -------
JANUARY          95,443   98,362
FEBRUARY         98,362   98,362
MARCH            98,362   98,362
APRIL            98,362   98,362
MAY              98,362   62,993
JUNE             98,362   54,927
JULY             98,362   70,296
AUGUST           98,362   98,362
SEPTEMBER        98,362   98,362
OCTOBER          98,362   98,362
NOVEMBER         98,362   98,362
DECEMBER         98,362   98,362
                -------  -------
AVERAGE SF
OCCUPIED-OCCA    98,119   91,123

TOTAL SF-NRA    100,146  100,146
                -------  -------
                  97.98    90.99
                =======  =======

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                           DOWNTOWN PLAZA
                                                       ANNUAL CASH FLOW REPORT
                                                    BEGINNING 8/1/96 FOR 13 YEARS



                      FY1997       FY1998       FY1999       FY2000       FY2001       FY2002       FY2003       FY2004
INCOME
------
MINIMUM RENT:
LOSS RENTS           1,484,129    1,697,228    1,802,359    1,840,385    1,876,360    1,903,196    1,885,645    1,817,406
LOSS LAG VACANCY       (20,450)      (6,806)      (8,130)    (276,226)     (36,124)     (96,472)     (43,584)     (39,096)
                    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
TOTAL MINIMUM RENT   1,463,679    1,690,422    1,794,229    1,564,159    1,840,236    1,806,724    1,642,061    1,779,310

RECOVERIES:
EXPNSE RECOVERIES       21,110       41,145       57,583       65,310       77,276       68,674       83,608      104,080
                    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
TOTAL RECOVERIES        21,110       41,145       57,563       65,310       77,276       68,874       83,608      104,080


                    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
LOSS RENTAL
INCOME               1,484,789    1,731,567    1,851,812    1,629,469    1,917,512    1,875,598    1,925,669    1,883,390
VACANCY ALLOWANCE      (74,239)     (86,578)     (92,590)     (81,473)     (95,876)     (93,780)     (96,283)     (94,170)
PARKING INCOME         154,601      174,191      182,104      180,942      183,972      195,743      202,834      213,510
OTHER INCOME            40,817       42,245       43,724       45,254       46,838       48,477       50,174       51,930
                    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
TOTAL INCOME         1,605,968    1,861,425    1,985,050    1,774,192    2,052,446    2,026,038    2,082,394    2,054,660

EXPENSES
--------
FIXED UTILITIES        163,505      169,228      175,151      181,281      187,626      194,193      200,989      208,024
VARIABLE UTILITIES      90,942      102,465      107,120      106,437      108,219      115,143      119,314      125,594
FIXED CLEANING          51,095       52,884       54,735       56,650       58,633       60,685       62,609       65,008
VARIABLE CLEANING       27,283       30,740       32,136       31,931       32,466       34,543       35,794       37,678
REPAIRS & MAINTNCE     102,191      105,767      109,469      113,301      117,266      121,370      125,618      130,015
ADMINISTRATION         122,629      126,921      131,363      135,961      140,719      145,645      150,742      156,018
GENERAL BUILDING        51,095       52,884       54,735       56,650       58,633       60,685       62,809       65,008
MANAGEMENT FEE          30,657       31,730       32,841       33,990       35,180       36,411       37,686       39,005
INSURANCE               56,205       58,172       60,208       62,315       64,496       66,754       69,090       71,508
TOTAL ESTATE TAXES     102,191      105,767      109,469      113,301      117,266      121,370      125,618      130,015
PARING EXPENSES         40,817       42,245       43,724       45,254       46,838       48,477       50,174       51,930
                    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
TOTAL EXPENSES         838,610      878,803      910,951      937,071      967,342    1,005,276    1,040,643    1,079,803
                    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
OPERATING
INCOME                 767,358      982,622    1,074,099      837,121    1,085,104    1,020,762    1,041,751      974,857

ALTERATIONS            349,826            0       43,806      165,032      440,804      274,502       16,843      145,005
?????                   59,781            0       18,148       68,372      141,880      113,724        6,978       48,762
????? ALLOWANCE         15,022       15,548       16,092       16,655       17,238       17,841       18,466       19,112



                      FY2005       FY2006       FY2007       FY2008       FY2009
INCOME
------
MINIMUM RENT:
LOSS RENTS           1,844,358    1,983,845    2,080,334    2,136,616    2,173,755
LOSS LAG VACANCY       (66,834)     (42,904)    (111,284)      (6,622)     (21,271)
                    ----------   ----------   ----------   ----------   ----------
TOTAL MINIMUM RENT   1,777,524    1,940,941    1,969,050    2,129,796    2,152,484

RECOVERIES:
EXPNSE RECOVERIES      125,114      129,985      119,358      134,038      169,302
                    ----------   ----------   ----------   ----------   ----------
TOTAL RECOVERIES       125,114      129,985      119,358      134,038      169,302


                    ----------   ----------   ----------   ----------   ----------
LOSS RENTAL
INCOME               1,902,638    2,070,926    2,088,408    2,263,834    2,321,786
VACANCY ALLOWANCE      (95,132)    (103,546)    (104,420)    (113,192)    (116,089)
PARKING INCOME         214,902      218,709      232,413      245,722      256,759
OTHER INCOME            53,748       55,629       57,576       59,591       61,677
                    ----------   ----------   ----------   ----------   ----------
TOTAL INCOME         2,076,256    2,241,718    2,273,977    2,455,955    2,524,133

EXPENSES
--------
FIXED UTILITIES        215,305      222,841      230,640      238,712      247,067
VARIABLE UTILITIES     126,413      128,652      136,713      144,543      151,035
FIXED CLEANING          67,283       69,638       72,075       74,598       77,209
VARIABLE CLEANING       37,924       38,596       41,014       43,363       45,310
REPAIRS & MAINTNCE     134,566      139,275      144,150      149,195      154,417
ADMINISTRATION         161,479      167,130      172,980      179,034      185,300
GENERAL BUILDING        67,283       69,638       72,075       74,598       77,209
MANAGEMENT FEE          40,370       41,783       43,245       44,759       46,325
INSURANCE               74,011       76,601       79,282       82,057       84,929
TOTAL ESTATE TAXES     134,566      139,275      144,150      149,195      154,417
PARING EXPENSES         53,748       55,629       57,576       59,591       61,677
                    ----------   ----------   ----------   ----------   ----------
TOTAL EXPENSES       1,112,948    1,149,058    1,193,900    1,239,645    1,284,895
                    ----------   ----------   ----------   ----------   ----------
OPERATING
INCOME                 963,208    1,092,660    1,080,077    1,216,310    1,239,238

ALTERATIONS            196,005      125,822      313,029       39,999       62,970
[illegible] ?????       81,204       52,127      129,685       16,571       26,087
[illegible] ALLOWANCE   19,781       20,473       21,190       21,932       22,699


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                                                                              PAGE 2


                      FY1997       FY1998       FY1999       FY2000       FY2001       FY2002       FY2003       FY2004

                    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
CASH FLOW              342,729      967,074      996,053      587,062      485,182      614,695      999,464      761,978



                      FY2005       FY2006       FY2007       FY2008       FY2009

                    ----------   ----------   ----------   ----------   ----------
CASH FLOW              666,218      894,238      616,173    1,137,808    1,127,482






                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    [blank]






                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                 DOWNTOWN PLAZA
                            MNEMONIC REFERENCE TABLE



AREA MEASURES
-------------

NRA - Net rentable area
OCCA - Occupied area


GROWTH RATES
------------

MKTG - Market growth rate
CPIG - Consumer price index growth rate
TAXG - Real estate tax growth rate
CM5N - Commission rate (new) for 5-yr tenants
CM5R - Commission rate (renew) for 5-yr tenants
CM5W - Commission rate (blended) for 5-yr tenants
CM1N - Commission rate (new) for 10-yr tenants
CM1R - Commission rate (renew) for 10-yr tenants
CM1W - Commission rate (blended) for 10-yr tenants
EXPG - Expense growth rate


MARKET RATES
------------

MKTR - Market rate
TI5N - Tenant improvements (new) for 5-yr tenants
TI5R - Tenant improvements (renew) for 5-yr tenants
TI5W - Tenant improvements (blended) for 5-yr tenants
TI1N - Tenant improvements (new) for 10-yr tenants
TI1R - Tenant improvements (renew) for 10-yr tenants
TI1W - Tenant improvements (blended) for 10-yr tenants
FR5N - Free rent (new) for 5-yr tenants
FR5R - Free rent (renew) for 5-yr tenants
FR5W - Free rent (blended) for 5-yr tenants
FR1N - Free rent (new) for 10-yr tenants
FR1R - Free rent (renew) for 10-yr tenants
FR1W - Free rent (blended) for 10-yr tenants
FUTR - Fixed utility rate
VUTR - Variable utility rate
FCLR - Fixed cleaning rate
VCLR - Variable cleaning rate
R&MR - Repairs & maintenance rate
ADMR - Administration rate
GBLR - General building rate
MGTR - Management fee rate
INSR - Property insurance rate





                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

RTXR - Real estate tax rate
PKIR - Parking income rate
RSVR - Reserve allowance rate
PKXR - Parking expense rate

EXPENSES
--------

FUTX - Fixed utility expenses
VUTX - Variable utility expenses
FCLX - Fixed cleaning expenses
VCLX - Variable cleaning expenses
R&MX - Repairs & maintenance expenses
ADMX - Administration expenses
GBLX - General building expenses
MFEX - Management fee expenses
INSX - Property insurance expenses
RTXX - Real estate tax expenses
REC  - Total operating expense recoveries
PKXX - Parking expenses

GLOBAL RECOVERIES
-----------------

BSYR - Base year recoveries
1995 - 1995 recoveries
1994 - 1994 recoveries
1993 - 1993 recoveries
1992 - 1992 recoveries
1991 - 1991 recoveries
1990 - 1990 recoveries









                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                 DOWNTOWN PLAZA
                           PROJECT ASSUMPTIONS REPORT
                                EXCLUDING TENANTS



BUILDING PROLOGUE
---------------

LEASEHOLD ANALYSIS OF DOWNTOWN PLAZA BEGINNING 8/1996
??R 15 YEARS ON A FISCAL YEAR BASIS


AREA MEASURES
-----------


DESCRIBED AS Net rentable area
1996 VALUE -     100,146
THEREAFTER - CONSTANT

OCCA
DESCRIBED AS Occupied area
1996 VALUE -      78,620
1997 VALUE -      96,370
1998 VALUE -      97,468
1999 VALUE -      96,362
2000 VALUE -      91,123
2001 VALUE -      93,314
2002 VALUE -      96,176
2003 VALUE -      94,391
2004 VALUE -      98,362
2005 VALUE -      91,123
2006 VALUE -      93,463
2007 VALUE -      96,026
2008 VALUE -      97,711
2009 VALUE -      98,119
2010 VALUE -      91,123
THEREAFTER - CONSTANT


GROWTH RATES
------------

RNTG
DESCRIBED AS Market growth rate
1996 VALUE -        3.50
THEREAFTER - CONSTANT


CPIG
DESCRIBED AS Consumer price index growth rate
1996 VALUE -        3.50

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

THEREAFTER - CONSTANT

TAXG
DESCRIBED AS Real estate tax growth rate
1996 VALUE -        2.00
THEREAFTER - CONSTANT

CM5N
DESCRIBED AS Commission rate (new) for 5-yr tenants
1996 VALUE -        6.00
THEREAFTER - CONSTANT

CM5R
DESCRIBED AS Commission rate (renew) for 5-yr tenants
1996 VALUE -        3.00
THEREAFTER - CONSTANT

CM5W
DESCRIBED AS Commission rate (blended) for 5-yr tenants
   +35.0% OF CM5N +65.0% OF CM5R

CM1N
DESCRIBED AS Commission rate (new) for 10-yr tenants
1996 VALUE -        3.00
THEREAFTER - CONSTANT

CM1R
DESCRIBED AS Commission rate (renew) for 10-yr tenants
1996 VALUE -        1.50
THEREAFTER - CONSTANT

CM1W
DESCRIBED AS   Commission rate (blended) for 10-yr tenants
  +35.0% OF CM1N +65.0% OF CM1R

EXPG - Expense growth rate
DESCRIBED AS Expense growth rate
1996 VALUE -        3.50
THEREAFTER - CONSTANT

MARKET RATES
------------

MKTR
DESCRIBED AS  Market rate
1996 VALUE -       16.20
THEREAFTER - GROWING AT GROWTH RATE MKTG

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

TI5N
DESCRIBED AS Tenant improvements (new) for 5-yr tenants
1996 VALUE -       12.50
THEREAFTER - GROWING AT GROWTH RATE EXPG

TI5R
DESCRIBED AS Tenant improvements (renew) for 5-yr tenants
1996 VALUE -        5.00
THEREAFTER - GROWING AT GROWTH RATE EXPO

TI5W
DESCRIBED AS Tenant improvements (blended) for 5-yr tenants
  +35.0% OF TI5N +65.0% OF TI5R.

TI1N
DESCRIBED AS Tenant improvements (new) for 10-yr tenants
1996 VALUE -       20.00
THEREAFTER - GROWING AT GROWTH RATE EXPG

TI1R
DESCRIBED AS Tenant improvements (renew) for 10-yr tenants
1996 VALUE -         7.50
THEREAFTER - GROWING AT GROWTH RATE EXPG

TI1W
DESCRIBED AS Tenant improvements (blended) for 10-yr tenants
  +35.0% OF TI1N +65.0% OF TIM

FR5N
DESCRIBED AS Free rent (new) for 5-yr tenants
ZERO

FR5R
DESCRIBED AS Free rent (renew) for 5-yr tenants
ZERO

FR5W
DESCRIBED AS Free rent (blended) for 5-yr tenants
   +35.0% OF FRSN +65.0% OF FR5R

FR1N
DESCRIBED AS Free rent (new) for 10-yr tenants
ZERO

FR1R - Free rent (renew) for 10-yr tenants
DESCRIBED AS Free rent (renew) for 10-yr tenants
ZERO


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

FR1W
DESCRIBED AS Free rent (blended) for 10-yr tenants
   +35.0% OF FRIN +65.0% OF FR1R.

FUTR
DESCRIBED AS Fixed utility rate
1996 VALUE -        1.60
THEREAFTER - GROWING AT GROWTH RATE EXPG

VUTR
DESCRIBED AS Variable utility rate
1996 VALUE -        1.00
THEREAFTER - GROWING AT GROWTH RATE EXPG

FCLR
DESCRIBED AS Fixed cleaning rate
1996 VALUE -        0.50
THEREAFTER - GROWING AT GROWTH RATE EXPO

VCLR
DESCRIBED AS Variable cleaning rate
1996 VALUE -        0.30
THEREAFTER - GROWING AT GROWTH RATE EXPG

R&MR
DESCRIBED AS Repairs & maintenance rate
1996 VALUE -        1.00
THEREAFTER - GROWING AT GROWTH RATE EXPG

ADMR
DESCRIBED AS Administration rate
1996 VALUE -        1.20
THEREAFTER - GROWING AT GROWTH RATE EXPG

GBLR
DESCRIBED AS General building rate
1996 VALUE -        0.50
THEREAFTER - GROWING AT GROWTH RATE EXPG

MGTR
DESCRIBED AS Management fee rate
1996 VALUE -        0.30
THEREAFTER - GROWING AT GROWTH RATE EXPG

INSR
DESCRIBED AS   Property insurance rate
1996 VALUE -        0.55
THEREAFTER - GROWING AT GROWTH RATE EXPG

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

RTXR
DESCRIBED AS Real estate tax rate
1996 VALUE -        1.00
THEREAFTER - GROWING AT GROWTH RATE EXPG

PKIR
DESCRIBED AS Parking income rate
1996 VALUE -        1.70
THEREAFTER - GROWING AT GROWTH RATE MKTG

RSVR
DESCRIBED AS Reserve allowance rate
1996 VALUE          0.15
THEREAFTER - GROWING AT GROWTH RATE CPIG

PKXR
DESCRIBED AS Parking expense rate
1996 VALUE -        0.40
THEREAFTER - GROWING AT GROWTH RATE EXPG

MISCELLANEOUS INCOMES
---------------------

PARKING INCOME
MARKET RATE PKIR MULTIPLIED BY AREA MEASURE OCCA

OTHER INCOME
1996 VALUE -      40,000
THEREAFTER - GROWING AT GROWTH RATE MKTG

EXPENSES
--------


FIXED UTILITIES    , REFERRED TO AS FUTX
DESCRIBED AS Fixed utility expenses
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE FUTR MULTIPLIED BY AREA MEASURE NRA

VARIABLE UTILITIES, REFERRED TO AS VUTX
DESCRIBED AS Variable utility expenses
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE VUTR MULTIPLIED BY AREA MEASURE OCCA

FIXED CLEANING     , REFERRED TO AS FCLX
DESCRIBED AS Fixed cleaning expenses
CHARGED AGAINST NET OPERATING INCOME

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                          PAGE 6
MARKET RATE FCLR MULTIPLIED BY AREA MEASURE NRA

VARIABLE CLEANING, REFERRED TO AS VCLX
DESCRIBED AS Variable cleaning expenses
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE VCLR MULTIPLIED BY AREA MEASURE OCCA

REPAIRS & MAINTNCE, REFERRED TO AS R&M
DESCRIBED AS Repairs & maintenance expenses
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE R&MR MULTIPLIED BY AREA MEASURE NRA

ADMINISTRATION      , REFERRED TO AS ADMX
DESCRIBED AS Administration expenses
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE ADMR MULTIPLIED BY AREA MEASURE NRA

GENERAL BUILDING , REFERRED TO AS GBLX
DESCRIBED  AS General building expenses
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE GBLR MULTIPLIED BY AREA MEASURE NRA

MANAGEMENT FEE     , REFERRED TO AS MFEX
DESCRIBED AS Management fee expenses
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE MGTR MULTIPLIED BY AREA MEASURE NRA

INSURANCE          , REFERRED TO AS INSX
DESCRIBED AS Property insurance expenses
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE INSR MULTIPLIED BY AREA MEASURE NRA

REAL ESTATE TAXES , REFERRED TO AS RTXX
DESCRIBED AS Real estate tax expenses
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE RTXR MULTIPLIED BY AREA MEASURE NRA

EXPNSE RECOVERIES , REFERRED TO AS REC
DESCRIBED AS Total operating expense recoveries
??? INFORMATIONAL EXPENSE
   + 100.0% OF  FUTX+100.0% OF VUTX
   + 100.0% OF  FCLX+100.0% OF VCLX
   + 100.0% OF  R&MX+100.0% OF ADHX
   + 100.0% OF  GBLX+100.0% OF MFEX
   + 100.0% OF  INSX+100.0% OF RTXX
   + 100.0% OF  PKXX

PARKING EXPENSES , REFERRED TO AS PKXX

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

DESCRIBED AS Parking expenses
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE PKXR MULTIPLIED BY AREA MEASURE NRA

VACANCY ALLOWANCE
-----------------

PERCENTAGE OF POTENTIAL GROSS INCOME
FOR ALL TENANTS SUBJECT TO VACANCY
1996 VALUE -        5.00
THEREAFTER - CONSTANT

MANAGEMENT FEE
--------------

NONE

COMMISSION CALCULATIONS
----------------------

STANDARD METHOD #1 - 0.000% OF TOTAL RENT

STANDARD METHOD #2 - 0.000% OF TOTAL RENT

STANDARD METHOD #3 - 0.000% OF TOTAL RENT

STANDARD METHOD #4 - 0.000% OF TOTAL RENT

STANDARD METHOD #5 - 0.000% OF TOTAL RENT

COMMISSION PAYOUTS
-----------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - CASHED OUT

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT








                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

ALTERATION CALCULATION
----------------------

NONE


ALTERATION PAYOUTS
------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - CASHED OUT

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT


COMMON AREA MAINTENANCE POOL
-----------------------------

NONE


CAPITAL EXPENDITURES
--------------------

RESERVES ALLOWANCE
MARKET RATE RSVR MULTIPLIED BY AREA MEASURE NRA


PRIMARY CLASSIFICATION CODES
----------------------------

   1 - 5-Yr Tenant
   2 - 10-Yr Tenant


SECONDARY CLASSIFICATION CODES
------------------------------

   3 - Retail
   4 - Office










                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    [blank]



                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

COST CENTERS
------------

NONE


SALES VOLUME PROFILE
--------------------


        PERCENT OF        RELATIVE
MONTH  ANNUAL SALES        VOLUME
-----  ------------       --------
 JAN         8.33%            1.00
 FEB         8.33%            1.00
 MAR         8.33%            1.00
 APR         8.33%            1.00
 MAY         8.33%            1.00
 JUN         6.33%            1.00
 JUL         8.33%            1.00
 AUG         8.33%            1.00
 SEP         8.33%            1.00
 OCT         6.33%            1.00
 NOV         6.33%            1.00
 DEC         8.33%            1.00
           -------          -------
RENTALS    100.00%           12.00


GLOBAL RECOVERIES
-----------------

 EXPNSE RECOVERIES , REFERRED TO AS BSYR
DESCRIBED AS Base year recoveries
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

 EXPNSE RECOVERIES , REFERRED TO AS 1995
DESCRIBED AS 1995 recoveries
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF    774,779

 EXPNSE RECOVERIES , REFERRED TO AS 1994









                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

DESCRIBED AS 1994 recoveries
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF      907,789

 EXPNSE RECOVERIES , REFERRED TO AS 1993
DESCRIBED AS 1993 recoveries
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASS AMOUNT OF    810,882

 EXPNSE RECOVERIES , REFERRED TO AS 1992
DESCRIBED AS 1992 recoveries
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF    804,788

 EXPNSE RECOVERIES , REFERRED TO AS 1991
DESCRIBED AS 1991 recoveries
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF     760,975

 EXPNSE RECOVERIES , REFERRED TO AS 1990
DESCRIBED AS 1990 recoveries
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF     774,920

TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

ALL VOLUMES AND BREAKPOINTS:

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR.

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET

REFERENCE TENANTS
-----------------

THERE ARE A TOTAL OF 4 REFERENCE TENANT(S):

--------------------------------------------------------------------------------

# 1 - SUITE varies , 5-YR RETAIL
BASE LEASE DATES:      10/1996 TO 9/2001
TYPE OF TENANT:         RETAIL
SQUARE FOOTAGE:          1,000
PRIMARY CODE:                1 - 5-Yr Tenant
SECONDARY CODE:              3 - Retail
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKTR

PERCENTAGE RENT:
INITIAL SALES -            O/YEAR
THEREAFTER    - GROWING AT     0.00%
WITH A NATURAL BREAKPOINT PLUS MINIMUM RENT
RECAPTURES: NONE

RECOVERIES: NONE

COMMISSIONS:  NONE

ALTERATIONS:  NONE

SPECULATIVE RENEWALS:

         LENGTH     VACANT      SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS    INCREASE  FREE RENT    COMMISSIONS    ALTERATIONS
----  ------------  ------    --------  ---------    -----------    -----------
  1        5.00        2       NONE        FR5W          YES            YES
  2        5.00        2       NONE        FR5W          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000









                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

RENEWAL PERCENTAGE RENT:
SALES AND OVERAGE PERCENTAGE(S) WILL CONTINUE FROM BASE LEASE

RENEWAL RECOVERIES:

EXPNSE RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE CM5W
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TI5W
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

# 2 - SUITE varies ,   10-YR RETAIL
LEASE DATES:           10/1996 TO 9/2006
TYPE OF TENANT:         RETAIL
SQUARE FOOTAGE:          1,000
PRIMARY CODE:                2 - 10-Yr Tenant
SECONDARY CODE:              3 - Retail
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKTR

PERCENTAGE RENT:
INITIAL SALES -                O/YEAR
THEREAFTER   - GROWING AT    0.00%
A NATURAL BREAKPOINT PLUS MINIMUM RENT
RECAPTURES: NONE

RECOVERIES: NONE

COMMISSIONS:  NONE

ALTERATIONS:  NONE

SPECULATIVE RENEWALS:

         LENGTH     VACANT      SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS    INCREASE  FREE RENT    COMMISSIONS    ALTERATIONS
----  ------------  ------    --------  ---------    -----------    -----------







                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

 1         10.00       6       NONE        FRlW          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
WITH PERCENTAGE STEPS OF
10.00 AFTER MONTH 60

RENEWAL PERCENTAGE RENT:
SALES AND OVERAGE PERCENTAGE(S) WILL CONTINUE FROM BASE LEASE

RENEWAL RECOVERIES:

EXPNSE RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE CMlW
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TI1N
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

# 3 - SUITE varies , 5-YR OFFICE
LEASE DATES:           10/1996 TO 9/2001
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:         1,000
PRIMARY CODE:                1 - 5-Yr Tenant
SECONDARY CODE:              4 - Office
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKTR

RECOVERIES: NONE

COMMISSIONS:  NONE

ALTERATIONS:  NONE

SPECULATIVE RENEWALS:






                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

         LENGTH     VACANT      SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS    INCREASE  FREE RENT    COMMISSIONS    ALTERATIONS
----  ------------  ------    --------  ---------    -----------    -----------
  1        5.00        2       NONE        FR5W          YES            YES
  2        5.00        2       NONE        FR5W          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

EXPNSE RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH  NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE CM5W
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TI5W
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

# 4 - SUITE Varies , 10-YR OFFICE
BASE LEASE DATES:      10/1996 TO 9/2006
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:          1,000
PRIMARY CODE:                2 - 10-Yr Tenant
SECONDARY CODE:              4 - Office
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKTR

RECOVERIES: NONE

COMMISSIONS:  NONE

ALTERATIONS:  NONE

SPECULATIVE RENEWALS:

         LENGTH     VACANT      SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS    INCREASE  FREE RENT    COMMISSIONS    ALTERATIONS
----  ------------  ------    --------  ---------    -----------    -----------

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

  1        10.00       6       NONE        FRlW          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
WITH PERCENTAGE STEPS OF
10.00 AFTER MONTH 60

RENEWAL RECOVERIES:

EXPNSE RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE CM1W
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIlW
RENEWAL PAYOUT:        CASHED OUT

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    [blank]








                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                 DOWNTOWN PLAZA
                           PROJECT ASSUMPTIONS REPORT
                                FOR TENANTS ONLY
                              INCLUDING ALL TENANTS



TENANTS
-------

THERE ARE A TOTAL OF 13 LEASEHOLD TENANT(S):

--------------------------------------------------------------------------------
# 1 - SUITE 101       , COAST FED SAVINGS
BASE LEASE DATES:      4/1983 TO 3/2003
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:           6,154
ALTERNATE MEASURE:        7,729
PRIMARY CODE:                2 - 10-Yr Tenant
SECONDARY CODE:              4 - Office
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    24.00/SF/YR
CHANGING TO   -   28.50/SF/YR ON 4/1988 ( 60 MONTHS)
CHANGING TO   -   33.85/SF/YR ON 4/1993 (120 MONTHS)
CHANGING TO   -   40.21/SF/YR ON 4/1998 (180 MONTHS)

RECOVERIES:

EXPNSE RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS:  NONE

ALTERATIONS:  NONE

SPECULATIVE RENEWALS:

         LENGTH     VACANT      SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS    INCREASE  FREE RENT    COMMISSIONS    ALTERATIONS
----  ------------  ------    --------  ---------    -----------    -----------
  1        10.00       6       NONE        FRlW          YES            YES

RENEWAL MINIMUM RENT:
MULTIPLIED BY 1.000
WITH PERCENTAGE STEPS OF

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

10.00 AFTER MONTH 60

RENEWAL RECOVERIES:

EXPNSE RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE CMlW
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TI1W
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

# 2 - SUITE 102        , THE DESIGNORY
BASE LEASE DATES:      5/1996 TO 1/2000
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:          3,492
PRIMARY CODE:                1 - 5-Yr Tenant
SECONDARY CODE:              4 - Office
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    15.60/SF/YR
CHANGING TO  -    17.40/SF/YR ON 6/1998    (
  25 MONTHS)
WITH 3 MONTHS   OF FREE RENT

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY 1995

COMMISSIONS:  NONE

ALTERATIONS:  NONE

SPECULATIVE RENEWALS:

         LENGTH     VACANT      SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS    INCREASE  FREE RENT    COMMISSIONS    ALTERATIONS
----  ------------  ------    --------  ---------    -----------    -----------
  1        5.00        2       NONE        FR5W          YES            YES
  2        5.00        2       NONE        FR5W          YES            YES






                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

  3        5.00        2       NONE        FR5W          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

EXPNSE RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE CM5W
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TI5W
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

# 3 - SUITE 200       , ESPIRIT JONES
BASE LEASE DATES:      9/1996  TO 8/2001
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:        16,797
ALTERNATE MEASURE:     17,717
PRIMARY CODE:                 1 - 5-Yr Tenant
SECONDARY CODE:               4 - Office
SUBJECT TO VACANCY  ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     7.80/SF/YR
CHANGING TO  -    12.00/SF/YR ON   4/1997 (   7 MONTHS)
CHANGING TO  -    13.80/SF/YR ON  10/1997 (   13 MONTHS)
CHANGING TO  -    15.00/SF/YR ON  10/1998 (   25 MONTHS)
CHANGING TO  -    15.60/SF/YR ON  10/1999 (   37 MONTHS)
CHANGING TO  -    18.00/SF/YR ON  10/2000 (   49 MONTHS)
WITH 3 MONTHS OF FREE RENT

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BSYR

COMMISSIONS:  NONE

ALTERNATIONS: 15.00/SF





                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

RENEWAL PAYOUT:        CASHED OUT

SPECULATIVE RENEWALS:

         LENGTH     VACANT      SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS    INCREASE  FREE RENT    COMMISSIONS    ALTERATIONS
----  ------------  ------    --------  ---------    -----------    -----------
  1        5.00        2       NONE        FR5W          YES            YES
  2        5.00        2       NONE        FR5W          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

EXPNSE RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE CM5W
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TI5W
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

# 4 - SUITE 310        , EAGLE PACIFIC INS
BASE LEASE DATES:      4/1989 TO 11/1996
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:         7,730
ALTERNATE MEASURE:      7,560
PRIMARY CODE:                 1  - 5-Yr Tenant
SECONDARY CODE:               4  - Office
SUBJECT TO VACANCY   ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    19.80/SF/YR
CHANGING TO -     21.00/SF/YR ON 5/1991 ( 25 MONTHS)
CHANGING TO -     22.20/SF/YR ON 5/1992 ( 37 MONTHS)

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY 1992


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

COMMISSIONS:  NONE

ALTERATIONS:  NONE

SPECULATIVE RENEWALS:

         LENGTH     VACANT      SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS    INCREASE  FREE RENT    COMMISSIONS    ALTERATIONS
----  ------------  ------    --------  ---------    -----------    -----------
  1        5.00        2       NONE        FR5W          YES            YES
  2        5.00        2       NONE        FR5W          YES            YES
  3        5.00        2       NONE        FR5W          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

EXPNSE RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE CM5W
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TI5W
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

# 5 - SUITE 360        , COMPASS PRODUCT
BASE LEASE DATES:      7/1991  TO 7/1998
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:          2,919
ALTERNATE MEASURE:       2,873
PRIMARY CODE:                1 - 5-Yr Tenant
SECONDARY CODE:              4 - Office
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     15.00/SF/YR
CHANGING TO -      15.60/SF/YR ON 7/1994  ( 36 MONTHS)

RECOVERIES:


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

GLOBAL GROUPING
GLOBAL RECOVERY 1991

COMMISSIONS:  NONE

ALTERATIONS:  NONE

SPECULATIVE RENEWALS:

         LENGTH     VACANT      SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS    INCREASE  FREE RENT    COMMISSIONS    ALTERATIONS
----  ------------  ------    --------  ---------    -----------    -----------
  1        5.00        2       NONE        FR5W          YES            YES
  2        5.00        2       NONE        FR5W          YES            YES
  3        5.00        2       NONE        FR5W          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

EXPNSE RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA,
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE CM5W
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TI5W
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

# 6 - SUITE 400        , LA TORRACA & GOE..
BASE LEASE DATES:      2/1995  TO 1/2001
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:        11,698
ALTERNATE MEASURE:     11,182
PRIMARY CODE:                 1 - 5-Yr Tenant
SECONDARY CODE:               4 - Office
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -         16.20/SF/YR
CHANGING TO  -         18.00/SF/YR ON 3/1997 ( 25 MONTHS)



                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                          PAGE 7
CHANGING TO  -         20.16/SF/YR ON 3/1999 ( 49 MONTHS)

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY 1995

COMMISSIONS: NONE

ALTERATIONS.- NONE

SPECULATIVE RENEWALS-

         LENGTH     VACANT      SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS    INCREASE  FREE RENT    COMMISSIONS    ALTERATIONS
----  ------------  ------    --------  ---------    -----------    -----------
  1        5.00        2       NONE        FR5W          YES            YES
  2        5.00        2       NONE        FR5W          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

EXPNSE RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE CM5W
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TI5W
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

# 7 - SUITE 405          , PACIFIC CRANE
BASE LEASE DATES:        6/1995 TO 5/1998
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           2,444
ALTERNATE MEASURE:        2,453
PRIMARY CODE:                  1 - 5-Yr Tenant
SECONDARY CODE:                4 - Office
SUBJECT TO VACANCY  ALLOWANCE


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

MINIMUM RENT:
INITIAL RENT -   15.00/SF/YR
CHANGING TO  -   16.20/SF/YR ON 1/1997   (  19 MONTHS)

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY 1995

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH     VACANT      SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS    INCREASE  FREE RENT    COMMISSIONS    ALTERATIONS
----  ------------  ------    --------  ---------    -----------    -----------
  1        5.00        2       NONE        FR5W          YES            YES
  2        5.00        2       NONE        FR5W          YES            YES
  3        5.00        2       NONE        FR5W          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY     1.000

RENEWAL RECOVERIES:

EXPENSE RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE CM5W
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TI5W
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

# 8 - SUITE 500        , CITY OF LONG BCH
BASE LEASE DATES:      1/1995 TO 12/1999
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:          15,369
ALTERNATE MEASURE:       14,992
RENEWAL CODE:                1- 5-Yr Tenant

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

SECONDARY CODE:              4 - office
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -         15.00/SF/YR
CHANGING TO  -         16.20/SF/YR  ON 1/1997    (  24 MONTHS)
CHANGING TO  -         17.40/SF/YR  ON 1/1996    (  36 MONTHS)

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY 1994

COMMISSIONS:  NONE

ALTERATIONS:  NONE

SPECULATIVE RENEWALS:

         LENGTH     VACANT      SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS    INCREASE  FREE RENT    COMMISSIONS    ALTERATIONS
----  ------------  ------    --------  ---------    -----------    -----------
  1        5.00        2       NONE        FR5W          YES            YES
  2        5.00        2       NONE        FR5W          YES            YES
  3        5.00        2       NONE        FR5W          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

EXPNSE RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE CM5W
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TI5W
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

#9 SUITE 600           , THE DESIGNORY
BASE LEASE DATES:      2/1995 TO 1/2000

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:          24,574
ALTERNATE MEASURE:       24,963
PRIMARY CODE:                 1 - 5-Yr Tenant
SECONDARY CODE:               4 - Office
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     11.68/SF/YR
CHANGING TO        15.00/SF/YR ON 9/1996   (  19 MONTHS)
CHANGING TO  -     17.40/SF/YR ON 2/1998   (  36 MONTHS)

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY 1994

COMMISSIONS:  NONE

ALTERATIONS:  NONE

SPECULATIVE RENEWALS:

         LENGTH     VACANT      SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS    INCREASE  FREE RENT    COMMISSIONS    ALTERATIONS
----  ------------  ------    --------  ---------    -----------    -----------
  1        5.00        2       NONE        FR5W          YES            YES
  2        5.00        2       NONE        FR5W          YES            YES
  3        5.00        2       NONE        FR5W          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
WITH /SF/YR STEPS OF

RENEWAL RECOVERIES:

EXPNSE RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE CM5W
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TI5W
RENEWAL PAYOUT:        CASHED OUT





                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

--------------------------------------------------------------------------------

# 10 - SUITE varies ,  LEASE-UP (5-yr)
BASE LEASE DATES:      10/1996 TO 9/2001
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:          1,796
PRIMARY CODE:                 1 - 5-Yr Tenant
SECONDARY CODE:               4 - Office
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKTR

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BSYR

COMMISSIONS:   GROWTH RATE CM5N
PAYOUT:        CASHED OUT

ALTERATIONS:   MARKET RATE TI5N
PAYOUT:        CASHED OUT

SPECULATIVE RENEWALS:

         LENGTH     VACANT      SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS    INCREASE  FREE RENT    COMMISSIONS    ALTERATIONS
----  ------------  ------    --------  ---------    -----------    -----------
  1        5.00        2       NONE        FR5W          YES            YES
  2        5.00        2       NONE        FR5W          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

EXPNSE RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE CM5W
RENEWAL PAYOUT:        CASHED OUT



                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

RENEWAL ALTERATIONS:   MARKET RATE TI5W
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

# 11 - SUITE varies ,  REP 01 OF TEN #10
BASE LEASE DATES:      1/1997  TO 12/2001
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           1,796
PRIMARY CODE:                  1 - 5-Yr Tenant
SECONDARY CODE:                4 - Office
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKTR

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BSYR

COMMISSIONS: GROWTH RATE CM5N
PAYOUT:        CASHED OUT

ALTERATIONS:   MARKET RATE TI5N
PAYOUT:        CASHED OUT

SPECULATIVE RENEWALS:

         LENGTH     VACANT      SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS    INCREASE  FREE RENT    COMMISSIONS    ALTERATIONS
----  ------------  ------    --------  ---------    -----------    -----------
  1        5.00        2       NONE        FR5W          YES            YES
  2        5.00        2       NONE        FR5W          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

EXPENSE RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE CM5W









                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                         PACE 13



RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TI5W
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

# 12 - SUITE varies ,  REP 02 OF TEN #10
BASE LEASE DATES:      4/1997 TO 3/2002
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:          1,796
PRIMARY CODE:                1 - 5-Yr Tenant
SECONDARY CODE:              4 - Office
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKTR

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BSYR

COMMISSIONS:  GROWTH RATE CM5N
PAYOUT:       CASHED OUT

ALTERATIONS:  MARKET RATE TI5N
PAYOUT:       CASHED OUT

SPECULATIVE RENEWALS:

         LENGTH     VACANT      SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS    INCREASE  FREE RENT    COMMISSIONS    ALTERATIONS
----  ------------  ------    --------  ---------    -----------    -----------
  1        5.00        2       NONE        FR5W          YES            YES
  2        5.00        2       NONE        FR5W          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

EXPNSE RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

RENEWAL COMMISSIONS:   GROWTH RATE CM5W
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TI5W
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

# 13 - SUITE varies ,  REP 03 OF TEN #10
BASE LEASE DATES:      7/1997  TO 6/2002
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:          1,797
PRIMARY CODE:               1 - 5-Yr Tenant
SECONDARY CODE:             4 - office
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKTR

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BSYR.

COMMISSIONS:  GROWTH RATE CM5N
PAYOUT:       CASHED OUT

ALTERATIONS:  MARKET RATE TI5N
PAYOUT:       CASHED OUT

SPECULATIVE RENEWALS:

         LENGTH     VACANT      SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS    INCREASE  FREE RENT    COMMISSIONS    ALTERATIONS
----  ------------  ------    --------  ---------    -----------    -----------
  1        5.00        2       NONE        FR5W          YES            YES
  2        5.00        2       NONE        FR5W          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000


RENEWAL RECOVERIES:

EXPNSE RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE CM5W
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TI5W
RENEWAL PAYOUT:        CASHED OUT










                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                           DOWNTOWN PLAZA
                                                    ANNUAL TENANT REVENUE REPORT
                                                           FOR ALL TENANTS




1. SUITE 101   COAST FED SAVINGS OCCUPIES 6,154 SF   ( 6.15% OF NRA)
   BASE LEASE FROM APR 1983 TO MAR 2003
                               FY97    F798    FY99    FY 0    FY 1    FY 2    FY 3    FY 4    FY 5    FY 6    FY 7    FY 8    FY 9
MINIMUM RENT                 208,340 221,374 247,442 247,442 247,442 247,442 164,962 101,785 122,142 122,142 122,142 122,142 142,499
MINIMUM RENT/SF                33.85   35.97   40.21   40.21   40.21   40.21   26.81   16.54   19.85   19.85   19.85   19.85   23.16
MARKET RENT/SF                 15.92   16.48   17.05   17.65   18.27   18.91   19.57   20.25   20.96   21.69   22.45   23.24   24.05
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------

EXPNSE RECOVERIES              1,870   4,340   6,315   7,483   9,468  12,112   9,244       0       0       0       0       0       0
EXPNSE RECOVERIES                  0       0       0       0       0       0       0   1,566   3,863   6,008   8,578  11,399  14,169
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL RECOVERIES               1,870   4,340   6,315   7,483   9,468  12,112   9,244   1,566   3,863   6,008   8,578  11,389  14,169
TOT RECOVERIES/SP               0.30    0.71    1.03    1.22    1.54    1.97    1.50    0.25    0.63    0.98    1.39    1.85    2.30
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL REVENUE                210,210 225,714 253,757 254,925 256,910 259,554 174,206 103,351 126,005 128,150 130,720 133,531 156,668
TOTAL REVENUE/SF               34.16   36.68   41.23   41.42   41.75   42.18   28.31   16.79   20.48   20.62   21.24   21.70   25.46

ALTERATIONS                        0       0       0       0       0       0       0  92,977       0       0       0       0       0
ALTERATIONS/SF                  0.00    0.00    0.00    0.00    0.00    0.00    0.00   15.11    0.00    0.00    0.00    0.00    0.00
COMMISSIONS                        0       0       0       0       0       0       0  27,207       0       0       0       0       0
COMMISSIONS/SF                  0.00    0.00    0.00    0.00    0.00    0.00    0.00    4.42    0.00    0.00    0.00    0.00    0.00



                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                                                                              PAGE 2

2. SUITE 102   THE DESIGNORY OCCUPIES 3,492 SF ( 3.49% OF KRA )
   BASE LEASE FROM MAY 1996 TO JAN 2000
                               FY97    F798    FY99    FY 0    FY 1    FY 2    FY 3    FY 4    FY 5    FY 6    FY 7    FY 8    FY 9
MINIMUM RENT                  54,475  55,523  60,761  51,218  62,512  62,512  62,512  62,512  54,048  74,244  74,244  74,244  74,244
FREE RENT                          0       0       0       0       0       0       0       0       0       0       0       0       0
MINIMUM RENT/SF                15.60   15.90   17.40   14.67   17.90   17.90   17.90   17.90   15.48   21.26   21.26   21.26   21.26
MARKET RENT/SF                 15.92   16.48   17.05   17.65   18.27   18.91   19.57   20.25   20.96   21.70   22.46   23.24   24.05
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------

EXPNSE RECOVERIES              2,226   3,627   4,748   2,637       0       0       0       0       0       0       0       0       0
EXPNSE RECOVERIES                  0       0       0       0     991   2,491   3,724   5,090   4,103     740   2,198   3,793   5,371
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL RECOVERIES               2,226   3,627   4,748   2,637     991   2,491   3,724   5,090   4,103     740   2,198   3,793   5,371
TOT RECOVERIES/SP               0.64    1.04    1.36    0.76    0.28    0.71    1.07    1.46    1.17    0.21    0.63    1.09    1.54
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL REVENUE                 56,701  59,150  65,509  53,855  63,503  65,003  66,236  67,602  58,151  74,984  76,442  78,037  79,615
TOTAL REVENUE/SF               16.24   16.94   18.76   15.42   18.19   18.61   18.97   19.36   16.65   21.47   21.89   22.35   22.80

ALTERATIONS                        0       0       0  30,555       0       0       0       0  36,289       0       0       0       0
ALTERATIONS/SF                  0.00    0.00    0.00    8.75    0.00    0.00    0.00    0.00   10.39    0.00    0.00    0.00    0.00
COMMISSIONS                        0       0       0  12,659       0       0       0       0  15,034       0               0       0
COMMISSIONS/SF                  0.00    0.00    0.00    3.63    0.00    0.00    0.00    0.00    4.31    0.00    0.00    0.00    0.00


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                                                                              PAGE 3

3. SUITE 200        ESPIRIT JONES         OCCUPIES    16,797 SF ( 16.77% OF KRA )
   BASE LEASE FROM SEP 1996 TO AUG 2001
                               FY97    F798    FY99    FY 0    FY 1    FY 2    FY 3    FY 4    FY 5    FY 6    FY 7    FY 8    FY 9
MINIMUM RENT                 143,614 226,759 248,596 260,353 295,627 258,605 311,213 311,213 311,213 311,213 300,964 382,560 362,560
MINIMUM RENT/SF                 8.55   13.50   14.80   15.50   17.60   15.40   18.53   18.53   18.53   18.53   17.92   22.78   22.78
MARKET RENT/SF                 14.62   16.48   17.05   17.65   18.27   18.91   19.57   20.25   20.96   21.70   22.45   23.24   24.05
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------

EXPNSE RECOVERIES              5,104  11,846  17,238  20,423  25,842   2,437       0       0       0       0       0       0       0
EXPNSE RECOVERIES                  0       0       0       0       0   3,812   9,744  16,312  22,581  28,435   7,744   4,477  12,067
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL RECOVERIES               5,104  11,846  17,238  20,423  25,842   6,249   9,744  16,312  22,581  28,435   7,744   4,477  12,067
TOT RECOVERIES/SP               0.30    0.71    1.03    1.22    1.54    0.37    0.58    0.97    1.34    1.69    0.46    0.27    0.72
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL REVENUE                148,718 238,605 265,834 280,776 321,469 264,854 320,957 327,525 333,794 339,648 308,708 387,037 394,627
TOTAL REVENUE/SF                8.85   14.21   15.83   16.72   19.14   15.77   19.11   19.50   19.87   20.22   18.38   23.04   23.49

ALTERATIONS                  251,955       0       0       0       0 152,115       0       0       0       0 186,989       0       0
ALTERATIONS/SF                 15.00    0.00    0.00    0.00    0.00    9.06    0.00    0.00    0.00    0.00   11.13    0.00    0.00
COMMISSIONS                        0       0       0       0       0  63,021       0       0       0       0  77,468       0       0
COMMISSIONS/SF                  0.00    0.00    0.00    0.00    0.00    3.75    0.00    0.00    0.00    0.00    4.61    0.00    0.00


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                                                                              PAGE 4

4. SUITE 310       EAGLE PACIFIC INS OCCUPIES          7,730 SF ( 7.72% OF NRA )
   BASE LEASE FROM APR 1989 TO NOV 1996
                               FY97    F798    FY99    FY 0    FY 1    FY 2    FY 3    FY 4    FY 5    FY 6    FY 7    FY 8    FY 9
MINIMUM RENT                 119,606 124,809 124,809 124,809 124,809 111,815 148,233 148,233 148,233 148,233 128,165 176,055 176,055
MINIMUM RENT/SF                15.47   16.15   16.15   16.15   16.15   14.47   19.18   19.18   19.18   19.18   16.58   22.78   22.78
MARKET RENT/SF                 15.92   16.48   17.05   17.65   18.27   18.91   19.57   20.25   20.96   21.70   22.45   23.24   24.05
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------

EXPNSE RECOVERIES                 87       0       0       0       0       0       0       0       0       0       0       0       0
EXPNSE RECOVERIES                  0   1,425   3,906   5,372   7,866   4,967   1,477   4,499   7,384  10,078   8,381   2,061   5,553
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL RECOVERIES                  87   1,425   3,906   5,372   7,866   4,967   1,477   4,499   7,384  10,078   8,381   2,061   5,553
TOT RECOVERIES/SP               0.01    0.18    0.51    0.69    1.02    0.64    0.19    0.58    0.96    1.30    1.08    0.27    0.72
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL REVENUE                119,693 126,234 128,715 130,181 132,675 116,782 149,710 152,732 155,617 158,311 136,546 178,116 181,608
TOTAL REVENUE/SF               15.48   16.33   16.65   16.84   17.16   15.11   19.37   19.76   20.13   20.46   17.66   23.04   23.49

ALTERATIONS                   61,004       0       0       0       0  72,454       0       0       0       0  86,052       0       0
ALTERATIONS/SF                  7.89    0.00    0.00    0.00    0.00    9.37    0.00    0.00    0.00    0.00   11.13    0.00    0.00
COMMISSIONS                   25,274       0       0       0       0  30,017       0       0       0       0  35,651       0
COMMISSIONS/SF                  3.27    0.00    0.00    0.00    0.00    3.88    0.00    0.00    0.00    0.00    4.61    0.00    0.00


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                                                                              PAGE 5

5. SUITE 360        COMPASS PRODUCT.        OCCUPIES     2,919 SF ( 2.91% OF NRA )
   BASE LEASE FROM JUL 1991 TO JUL 1998

                               FY97    F798    FY99    FY 0    FY 1    FY 2    FY 3    FY 4    FY 5    FY 6    FY 7    FY 8    FY 9
MINIMUM RENT                  45,536  45,536  40,650  48,780  48,780  48,780  48,780  46,753  57,935  57,935  57,935  57,935  54,920
MINIMUM RENT/SF                15.60   15.60   13.93   16.71   16.71   16.71   16.71   16.02   19.85   19.85   19.85   19.85   18.81
MARKET RENT/SF                 15.92   16.48   17.05   17.65   18.27   18.91   19.57   20.25   20.96   21.70   22.45   23.24   24.05
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------

EXPNSE RECOVERIES              2,263   3,434       0       0       0       0       0       0       0       0       0       0       0
EXPNSE RECOVERIES                  0       0     553   1,106   2,048   3,302   4,333   1,532   1,832   2,850   4,069   5,402   1,986
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL RECOVERIES               2,263   3,434     553   1,106   2,048   3,302   4,333   1,532   1,832   2,850   4,069   5,402   1,986
TOT RECOVERIES/SP               0.78    1.18    0.19    0.38    0.70    1.13    1.48    0.52    0.63    0.98    1.39    1.85    0.68
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL REVENUE                 47,799  48,970  41,203  49,886  50,828  52,082  53,113  48,285  59,767  60,785  62,004  63,337  56,906
TOTAL REVENUE/SF               16.38   16.78   14.12   17.09   17.41   17.84   18.20   16.54   20.48   20.82   21.24   21.70   19.50

ALTERATIONS                        0       0  23,843       0       0       0       0  28,318       0       0       0       0  34,810
ALTERATIONS/SF                  0.00    0.00    8.17    0.00    0.00    0.00    0.00    9.70    0.00    0.00    0.00    0.00   11.93
COMMISSIONS                        0       0   9,878       0       0       0       0  11,732       0       0       0       0  14,421
COMMISSIONS/SF                  0.00    0.00    3.38    0.00    0.00    0.00    0.00    4.02    0.00    0.00    0.00    0.00    4.94

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                                                                              PAGE 6

6. SUITE 400        LA TORRACA & GOE.. OCCUPIES       11,698 SF ( 11.68% OF NRA )
   BASE LEASE FROM FEB 1995 TO JAN 2001

                               FY97    F798    FY99    FY 0    FY 1    FY 2    FY 3    FY 4    FY 5    FY 6    FY 7    FY 8    FY 9
MINIMUM RENT                 198,281 210,564 221,092 235,832 190,162 216,739 216,739 216,739 216,739 187,396 257,418 257,418 257,418
MINIMUM RENT/SF                16.95   18.00   18.90   20.16   16.26   18.53   18.53   18.53   18.53   16.02   22.01   22.01   22.01
MARKET RENT/SF                 15.92   16.48   17.05   17.65   18.27   18.91   19.57   20.25   20.96   21.70   22.45   23.24   24.05
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------

EXPNSE RECOVERIES              7,456  12,151  15,906  18,125   9,764       0       0       0       0       0       0       0       0
EXPNSE RECOVERIES                  0       0       0       0       0   2,655   6,786  11,360  15,726  12,612   3,115   8,458  13,744
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL RECOVERIES               7,456  12,151  15,906  28,125   9,764   2,655   6,786  11,360  15,726  12,612   3,115   8,458  13,744
TOT RECOVERIES/SP               0.64    1.04    1.36    1.55    0.83    0.23    0.58    0.97    1.34    1.08    0.27    0.72    1.17
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL REVENUE                205,737 222,715 236,998 253,957 199,926 219,394 223,525 228,099 232,465 200,008 260,533 265,876 271,162
TOTAL REVENUE/SF               17.59   19.04   20.26   21.71   17.09   18.75   19.11   19.50   19.87   17.10   22.27   22.73   23.18

ALTERATIONS                        0       0       0       0 105,938       0       0       0       0 125,822       0       0       0
ALTERATIONS/SF                  0.00    0.00    0.00    0.00    9.06    0.00    0.00    0.00    0.00   10.76    0.00    0.00    0.00
COMMISSIONS                        0       0       0       0  43,890       0       0       0       0  52,127       0       0       0
COMMISSIONS/SF                  0.00    0.00    0.00    0.00    3.75    0.00    0.00    0.00    0.00    4.46    0.00    0.00    0.00


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                                                                              PAGE 7

7. SUITE 405       PACIFIC CRANE         OCCUPIES    2,444 SF ( 2.44% OF NRA )
   BASE LEASE FROM JUN 1995 TO MAY 1998

                               FY97    F798    FY99    FY 0    FY 1    FY 2    FY 3    FY 4    FY 5    FY 6    FY 7    FY 8    FY 9
MINIMUM RENT                  38,371  32,994  40,842  40,842  40,842  40,842  40,842  40,423  48,507  48,507  48,507  48,507  46,492
MINIMUM RENT/SF                15.70   13.50   16.71   16.71   16.71   16.71   16.71   16.54   19.85   19.85   19.85   19.85   19.02
MARKET RENT/SF                 15.92   16.47   17.05   17.65   18.27   18.91   19.57   20.25   20.96   21.70   22.46   23.24   24.05
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------

EXPNSE RECOVERIES              1,558   2,062       0       0       0       0       0       0       0       0       0       0       0
EXPNSE RECOVERIES                  0       0     463     926   1,715   2,765   3,628     622   1,534   2,386   3,407   4,523   1,470
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL RECOVERIES               1,558   2,062     463     926   1,715   2,765   3,628     622   1,534   2,386   3,407   4,523   1,470
TOT RECOVERIES/SP               0.64    0.84    0.19    0.38    0.70    1.13    1.48    0.25    0.63    0.98    1.39    1.85    0.60
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL REVENUE                 39,929  35,056  41,305  41,768  42,557  43,607  44,470  41,045  50,041  50,893  51,914  53,030  47,962
TOTAL REVENUE/SF               16.34   14.34   16.90   17.09   17.41   17.84   18.20   16.79   20.48   20.82   21.24   21.70   19.62

ALTERATIONS                        0       0  19,963       0       0       0       0  23,710       0       0       0       0  28,160
ALTERATIONS/SF                  0.00    0.00    8.17    0.00    0.00    0.00    0.00    9.70    0.00    0.00    0.00    0.00   11.52
COMMISSIONS                        0       0   8,270       0       0       0       0   9,823       0       0       0       0  11,666
COMMISSIONS/SF                  0.00    0.00    3.38    0.00    0.00    0.00    0.00    4.02    0.00    0.00    0.00    0.00    4.77


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                                                                              PAGE 8

8. SUITE 500        CITY OF LONG BCH      OCCUPIES    15,369 SF ( 15.35% OF NRA )
   BASE LEASE FROM JAN 1995 TO DEC 1999

                               FY97    F798    FY99    FY 0    FY 1    FY 2    FY 3    FY 4    FY 5    FY 6    FY 7    FY 8    FY 9
MINIMUM RENT                 241,293 259,736 267,421 226,061 275,126 275,126 275,126 275,126 242,181 326,763 326,763 326,763 326,763
MINIMUM RENT/SF                15.70   16.90   17.40   14.71   17.90   17.90   17.90   17.90   15.76   21.26   21.26   21.26   21.26
MARKET RENT/SF                 15.92   16.48   17.05   17.65   18.27   18.91   19.57   20.25   20.96   21.70   22.45   23.24   24.05
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------

EXPNSE RECOVERIES                  0       0   1,496   1,068       0       0       0       0       0       0       0       0       0
EXPNSE RECOVERIES                  0       0       0       0   4,361  10,964  16,392  22,401  15,538   3,255   9,673  16,693  23,637
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL RECOVERIES                   0       0   1,496   1,068   4,361  10,964  16,392  22,401  15,538   3,255   9,673  16,693  23,637
TOT RECOVERIES/SP               0.00    0.00    0.10    0.07    0.28    0.71    1.07    1.46    1.01    0.21    0.63    1.09    1.54
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL REVENUE                241,293 259,736 268,917 227,129 279,487 286,090 291,518 297,527 257,719 330,018 336,436 343,456 350,400
TOTAL REVENUE/SF               15.70   16.90   17.50   14.78   18.19   18.61   18.97   19.36   16.77   21.47   21.89   22.35   22.80

ALTERATIONS                        0       0       0 134,477       0       0       0       0 159,716       0       0       0       0
ALTERATIONS/SF                  0.00    0.00    0.00    8.75    0.00    0.00    0.00    0.00   10.39    0.00    0.00    0.00    0.00
COMMISSIONS                        0       0       0  55,713       0       0       0       0  66,170       0       0       0       0
COMMISSIONS/SF                  0.00    0.00    0.00    3.63    0.00    0.00    0.00    0.00    4.31    0.00    0.00    0.00    0.00


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                                                                              PAGE 9

9. SUITE 600        THE DESIGNORY        OCCUPIES     24,574 SF ( 24.54% OF NRA )
   BASE LEASE FROM FEB 1995 TO JAN 2000

                               FY97    F798    FY99    FY 0    FY 1    FY 2    FY 3    FY 4    FY 5    FY 6    FY 7    FY 8    FY 9
MINIMUM RENT                 361,815 398,099 427,588 213,794 439,908 439,908 439,908 439,908 439,908 527,890 527,890 527,890 527,890
MINIMUM RENT/SF                14.72   16.20   17.40    8.70   17.90   17.90   17.90   17.90   17.90   21.48   21.48   21.48   21.48
MARKET RENT/SF                 15.92   16.48   17.05   17.65   18.27   18.91   19.57   20.25   20.96   21.70   22.45   23.24   24.05
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------

EXPNSE RECOVERIES                  0       0   2,391   2,241       0       0       0       0       0       0       0       0       0
EXPNSE RECOVERIES                  0       0       0       0   6,973  17,531  26,209  35,818  44,990  53,554  63,816  75,040  86,144
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL RECOVERIES                   0       0   2,391   2,241   6,973  17,531  26,209  35,818  44,990  53,554  63,816  75,040  86,144
TOT RECOVERIES/SP               0.00    0.00    0.10    0.09    0.28    0.71    1.07    1.46    1.83    2.18    2.60    3.05    3.51
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL REVENUE                361,815 398,099 429,979 216,035 446,881 457,439 466,117 475,726 484,898 581,444 591,706 602,930 614,034
TOTAL REVENUE/SF               14.72   16.20   17.50    8.79   18.19   18.61   18.97   19.36   19.73   23.66   24.08   24.54   24.99

ALTERATIONS                        0       0       0       0 334,866       0       0       0       0       0       0       0       0
ALTERATIONS/SF                  0.00    0.00    0.00    0.00   13.63    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00
COMMISSIONS                        0       0       0       0  97,990       0       0       0       0       0       0       0       0
COMMISSIONS/SF                  0.00    0.00    0.00    0.00    3.99    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                                                                             PACE 10

10. SUITE varies    LEASE-UP (5-yr)        OCCUPIES    1,796 SF ( 1.79% OF NRA )
    BASE LEASE FROM OCT 1996 TO SEP 2001

                               FY97    F798    FY99    FY 0    FY 1    FY 2    FY 3    FY 4    FY 5    FY 6    FY 7    FY 8    FY 9
MINIMUM RENT                  23,348  28,018  28,018  28,018  28,018  26,854  33,276  33,276  33,276  33,276  31,544  40,905  40,905
MINIMUM RENT/SF                13.00   15.60   15.60   15.60   15.60   14.95   18.53   18.53   18.53   18.53   17.56   22.78   22.78
MARKET RENT/SF                 13.32   16.48   17.05   17.65   18.27   18.91   19.57   20.25   20.96   21.69   22.45   23.24   24.06
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------

EXPNSE RECOVERIES                546   1,267   1,843   2,184   2,763     521       0       0       0       0       0       0       0
EXPNSE RECOVERIES                  0       0       0       0       0     408   1,042   1,744   2,414   3,040   1,104     479   1,290
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL RECOVERIES                 546   1,267   1,843   2,184   2,763     929   1,042   1,744   2,414   3,040   1,104     479   1,290
TOT RECOVERIES/SP               0.30    0.71    1.03    1.22    1.54    0.52    0.58    0.97    1.34    1.69    0.61    0.27    0.72
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL REVENUE                 23,894  29,285  29,861  30,202  30,781  27,783  34,318  35,020  35,690  36,316  32,648  41,384  42,195
TOTAL REVENUE/SF               13.30   16.31   16.63   16.82   17.14   15.47   19.11   19.50   19.97   20.22   18.18   23.04   23.49

ALTERATIONS                    8,980       0       0       0       0  16,265       0       0       0       0  19,994       0       0
ALTERATIONS/SF                  5.00    0.00    0.00    0.00    0.00    9.06    0.00    0.00    0.00    0.00   11.13    0.00    0.00
COMMISSIONS                    8,405       0       0       0       0   6,738       0       0       0       0   8,283       0       0
COMMISSIONS/SF                  4.68    0.00    0.00    0.00    0.00    3.75    0.00    0.00    0.00    0.00    4.61    0.00    0.00


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                                                                             PAGE 11


11. SUITE varies    REP 01 OF TEN #10 OCCUPIES          1,796 SF ( 1.79% OF NRA )
    BASE LEASE FROM JAN 1997 TO DEC 2001

                               FY97    F798    FY99    FY 0    FY 1    FY 2    FY 3    FY 4    FY 5    FY 6    FY 7    FY 8    FY 9
MINIMUM RENT                  16,916  29,998  28,998  28,998  28,998  26,433  34,441  34,441  34,441  34,441  30,317  40,905  40,905
MINIMUM RENT/SF                 9.42   16.15   16.15   16.15   16.15   14.72   19.18   19.18   19.18   19.18   16.88   22.78   22.78
MARKET RENT/SF                  9.42   16.48   17.05   17.65   18.27   18.91   19.57   20.25   20.96   21.69   22.45   23.24   24.06
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------

EXPNSE RECOVERIES                  0     331     908   1,248   1,828     913       0       0       0       0       0       0       0
EXPNSE RECOVERIES                  0       0       0       0       0       0     343   1,045   1,716   2,342   1,661     479   1,290
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL RECOVERIES                   0     331     908   1,248   1,828     913     343   1,045   1,716   2,342   1,661     479   1,290
TOT RECOVERIES/SP               0.00    0.18    0.51    0.69    1.02    0.51    0.19    0.58    0.96    1.30    0.92    0.27    0.72
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL REVENUE                 16,916  29,329  29,906  30,246  30,826  27,346  34,784  35,486  36,157  36,783  31,978  41,384  42,195
TOTAL REVENUE/SF                9.42   16.33   16.65   16.84   17.16   15.23   19.37   19.76   20.13   20.48   17.81   23.04   23.49

ALTERATIONS                    9,294       0       0       0       0  16,834       0       0       0       0  19,994       0       0
ALTERATIONS/SF                  5.17    0.00    0.00    0.00    0.00    9.37    0.00    0.00    0.00    0.00   11.13    0.00    0.00
COMMISSIONS                    8,699       0       0       0       0   6,974       0       0       0       0   8,283       0       0
COMMISSIONS/SF                  4.84    0.00    0.00    0.00    0.00    3.88    0.00    0.00    0.00    0.00    4.61    0.00    0.00


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                                                                             PAGE 12

12. SUITE varies     REP 02 OF TEN #10 OCCUPIES        1,796 SF ( 1.79% OF NRA )
    BASE LEASE FROM APR 1997 TO MAR 2002

                               FY97    F798    FY99    FY 0    FY 1    FY 2    FY 3    FY 4    FY 5    FY 6    FY 7    FY 8    FY 9
MINIMUM RENT                   9,666  28,998  28,998  28,998  29,998  25,072  34,441  34,441  34,441  34,441  28,701  40,905  40,905
MINIMUM RENT/SF                 5.38   16.15   16.15   16.15   16.15   13.96   19.18   19.18   19.18   19.18   15.98   22.78   22.78
MARKET RENT/SF                  5.38   16.48   17.05   17.65   18.27   18.91   19.57   20.25   20.96   21.69   22.45   23.24   24.06
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------

EXPNSE RECOVERIES                  0     331     908   1,248   1,828   1,636       0       0       0       0       0       0       0
EXPNSE RECOVERIES                  0       0       0       0       0       0     343   1,045   1,716   2,342   2,519     479   1,290
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL RECOVERIES                   0     331     908   1,248   1,828   1,636     343   1,045   1,716   2,342   2,519     479   1,290
TOT RECOVERIES/SP               0.00    0.18    0.51    0.69    1.02    0.91    0.19    0.58    0.96    1.30    1.40    0.27    0.72
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL REVENUE                  9,666  29,329  29,906  30,246  30,826  26,708  34,784  35,486  36,157  36,783  31,220  41,384  42,195
TOTAL REVENUE/SF                5.38   16.33   16.65   16.84   17.16   14.87   19.37   19.76   20.13   20.48   17.38   23.04   23.49

ALTERATIONS                    9,294       0       0       0       0  16,834       0       0       0       0       0  19,994       0
ALTERATIONS/SF                  5.17    0.00    0.00    0.00    0.00    9.37    0.00    0.00    0.00    0.00    0.00   11.13    0.00
COMMISSIONS                    8,699       0       0       0       0   6,974       0       0       0       0       0   8,283       0
COMMISSIONS/SF                  4.84    0.00    0.00    0.00    0.00    3.88    0.00    0.00    0.00    0.00    0.00    4.61    0.00


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                                                                             PAGE 13


13. SUITE varies    REP 03 OF TEN #10 OCCUPIES        1,797 SF ( 1.79% OF NRA )
    BASE LEASE FROM JUL 1997 TO JUN 2002

                               FY97    F798    FY99    FY 0    FY 1    FY 2    FY 3    FY 4    FY 5    FY 6    FY 7    FY 8    FY 9
MINIMUM RENT                   2,418  29,014  29,014  29,014  29,014  26,596  31,588  34,460  34,460  34,460  34,460  33,567  40,928
MINIMUM RENT/SF                 1.35   16.15   16.15   16.15   16.15   14.80   17.58   19.18   19.18   19.18   19.18   18.68   22.78
MARKET RENT/SF                  1.35   16.47   17.05   17.65   18.27   18.91   19.57   20.25   20.96   21.69   22.46   23.24   24.06
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------

EXPNSE RECOVERIES                  0     331     908   1,249   1,829   2,360       0       0       0       0       0       0       0
EXPNSE RECOVERIES                  0       0       0       0       0       0     343   1,046   1,717   2,343   3,093     765   1,291
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL RECOVERIES                   0     331     908   1,249   1,829   2,360     343   1,046   1,717   2,343   3,093     765   1,291
TOT RECOVERIES/SP               0.00    0.19    0.51    0.70    1.02    1.31    0.19    0.58    0.96    1.30    1.72    0.43    0.72
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
TOTAL REVENUE                  2,418  29,345  29,922  30,263  30,843  28,956  31,931  35,506  36,177  36,803  37,553  34,332  42,219
TOTAL REVENUE/SF                1.35   16.33   16.65   16.84   17.16   16.11   17.77   19.76   20.13   20.48   20.90   19.11   23.49

ALTERATIONS                    9,299       0       0       0       0       0  16,843       0       0       0       0  20,005       0
ALTERATIONS/SF                  5.17    0.00    0.00    0.00    0.00    0.00    9.37    0.00    0.00    0.00    0.00   11.13    0.00
COMMISSIONS                    8,704       0       0       0       0       0   6,978       0       0       0       0   8,288       0
COMMISSIONS/SF                  4.84    0.00    0.00    0.00    0.00    0.00    3.88    0.00    0.00    0.00    0.00    4.61    0.00


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                                                                             PAGE 14
REPORT TOTAL FOR DOWNTOWN PLAZA (NRA = 100,146 SF)

                       FY97        F798        FY99        FY 0        FY 1        FY 2        FY 3
MINIMUM RENT        1,463,679   1,690,422   1,794,229   1,564,159   1,840,236   1,806,724   1,842,061
FREE RENT                   0           0           0           0           0           0           0
MINIMUM RENT/SF         14.62       16.88       17.92       15.62       18.38       18.04       18.39
MARKET RENT/SF          14.80       16.18       16.75       17.33       17.94       18.57       19.22
                    ---------   ---------   ---------   ---------   ---------   ---------   ---------

EXPNSE RECOVERIES      21,110      41,145      57,583      65,310      77,276      68,874      83,608
                    ---------   ---------   ---------   ---------   ---------   ---------   ---------
TOTAL RECOVERIES       21,110      41,145      57,583      65,310      77,276      68,874      83,608
TOT RECOVERIES/SP        0.21        0.41        0.57        0.65        0.77        0.69        0.83
                    ---------   ---------   ---------   ---------   ---------   ---------   ---------
TOTAL REVENUE       1,484,789   1,731,567   1,851,812   1,629,469   1,917,512   1,875,598   1,925,669
TOTAL REVENUE/SF        14.83       17.29       18.49       16.27       19.15       18.73       19.23

ALTERATIONS           349,826           0      43,806     165,032     440,804     274,502      16,843
ALTERATIONS/SF           3.49        0.00        0.44        1.65        4.40        2.74        0.17
COMMISSIONS            59,781           0      18,148      68,372     141,880     113,724       6,978
COMMISSIONS/SF           0.60        0.00        0.18        0.68        1.42        1.14        0.07


                       FY 4        FY 5        FY 6        FY 7        FY 8        FY 9
MINIMUM RENT        1,779,310   1,777,524   1,940,941   1,969,050   2,129,796   2,152,484
FREE RENT                   0           0           0           0           0           0
MINIMUM RENT/SF         17.77       17.75       19.38       19.66       21.27       21.49
MARKET RENT/SF          19.89       20.59       21.31       22.05       22.83       23.63
                    ---------   ---------   ---------   ---------   ---------   ---------

EXPNSE RECOVERIES     104,080     125,114     129,985     119,358     134,038     169,302
                    ---------   ---------   ---------   ---------   ---------   ---------
TOTAL RECOVERIES      104,080     125,114     129,985     119,358     134,038     169,302
TOT RECOVERIES/SP        1.04        1.25        1.30        1.19        1.34        1.69
                    ---------   ---------   ---------   ---------   ---------   ---------
TOTAL REVENUE       1,883,390   1,902,638   2,070,926   2,088,408   2,263,834   2,321,786
TOTAL REVENUE/SF        18.81       19.00       20.68       20.85       22.61       23.18


ALTERATIONS           145,005     196,005     125,822     313,029      39,999      62,970
ALTERATIONS/SF           1.45        1.96        1.26        3.13        0.40        0.63
COMMISSIONS            48,762      81,204      52,127     129,685      16,571      26,087
COMMISSIONS/SF           0.49        0.81        0.52        1.29        0.17        0.26


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                  PURCHASE/SALE YIELD TABLE FOR DOWNTOWN PLAZA
             Purchase Price(000's)/Cap Going In as a function of IRR
            All Cash analysis (Purchased August 1996 Sold July 2005)

                         Sale Price(000's)/Terminal Cap
                          11,855   11,262   10,726   10,239    9,793    9,385
            IRR            9.50    10.00    10.50    11.00    11.50    12.00
--------------------------------------------------------------------------------
           10.50           9,062    8,820    8,602    8,403    8,222    8,056
                           8.92     9.16     9.40     9.62     9.83    10.03
           11.00           8,785    8,553    8,343    8,153    7,979    7,819
                           9.20     9.45     9.69     9.91    10.13    10.34
           11.50           8,519    8,296    8,095    7,912    7,745    7,591
                           9.49     9.74     9.98    10.21    10.44    10.65
           12.00           8,263    8,050    7,856    7,680    7,520    7,373
                           9.78    10.04    10.29    10.52    10.75    10.96
           12.50           8,018    7,813    7,627    7,458    7,304    7,162
                          10.08    10.34    10.60    10.84    11.07    11.28
           13.00           7,782    7,585    7,406    7,244    7,096    6,960
                          10.38    10.65    10.91    11.16    11.39    11.61

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                  PURCHASE/SALE YIELD TABLE FOR DOWNTOWN PLAZA
             Purchase Price(000's)/Cap Going In as a function of IRR
            All Cash analysis (Purchased August 1996 Sold July 2006)

                         Sale Price(000's)/Terminal Cap
                          11,736   11,149   10,618   10,135    9,695    9,291
            IRR            9.50    10.00    10.50    11.00    11.50    12.00
--------------------------------------------------------------------------------
           10.50           8,909    8,693    8,497    8,320    8,157    8,008
                           9.07     9.30     9.51     9.171   9.91     10.09
           11.00           8,618    8,412    8,225    8,055    7,899    7,757
                           9.38     9.61     9.83    10.03    10.23    10.42
           11.50           8,340    8,142    7,963    7,801    7,652    7,516
                           9.69     9.93    10.15    10.36    10.56    10.75
           12.00           8,073    7,884    7,713    7,558    7,416    7,286
                          10.01    10.25    10.48    10.69    10.90    11.09
           12.50           7,818    7,637    7,473    7,325    7,189    7,065
                          10.34    10.58    10.81    11.03    11.24    11.44
           13.00           7,573    7,400    7,244    7,102    6,972    6,853
                          10.67    10.92    11.16    11.38    11.59    11.79

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                  PURCHASE/SALE YIELD TABLE FOR DOWNTOWN PLAZA
             Purchase Price(000's)/Cap Going In as a function of IRR
            All Cash analysis (Purchased August 1996 Sold July 2007)

                         Sale Price(000's)/Terminal Cap
                          13,162   12,504   11,908   11,367   10,873   10,420
            IRR            9.50    10.00    10.50    11.00    11.50    12.00
--------------------------------------------------------------------------------
           10.50           9,199    8,979    8,781    8,600    8,435    8,284
                           8.79     9.00     9.20     9.40     9.58     9.76
           11.00           8,875    8,666    8,477    8,305    8,149    8,005
                           9.11     9.33     9.53     9.73     9.92    10.10
           11.50           8,566    8,367    8,188    8,024    7,875    7,738
                           9.43     9.66     9.87    10.07    10.26    10.44
           12.00           8,272    8,083    7,911    7,756    7,614    7,484
                           9.77    10.00    10.22    10.42    10.61    10.80
           12.50           7,991    7,811    7,648    7,500    7,364    7,240
                          10.11    10.35    10.57    10.78    10.97    11.16
           13.00           7,723    7,551    7,396    7,255    7,126    7,008
                          10.46    10.70    10.93    11.14    11.34    11.53

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                  PURCHASE/SALE YIELD TABLE FOR DOWNTOWN PLAZA
             Purchase Price(000's)/Cap Going In as a function of IRR
            All Cash analysis (Purchased August 1996 Sold July 2008)

                         Sale Price(000's)/Terminal Cap
                          13,420   12,749   12,142   11,590   11,086   10,624
            IRR            9.50    10.00    10.50    11.00    11.50    12.00
--------------------------------------------------------------------------------
           10.50           9,221    9,018    8,835    8,669    8,516    8,377
                           8.76     8.96     9.15     9.32     9.49     9.65
           11.00           8,877    8,685    8,512    8,354    8,210    8,078
                           9.10     9.31     9.49     9.67     9.84    10.00
           11.50           8,550    8,369    8,204    8,055    7,918    7,793
                           9.45     9.66     9.85    10.03    10.21    10.37
           12.00           8,240    8,068    7,912    7,770    7,641    7,522
                           9.81    10.02    10.21    10.40    10.58    10.74
           12.50           7,945    7,781    7,634    7,499    7,377    7,264
                          10.17    10.39    10.59    10.78    10.96    11.12
           13.00           7,664    7,509    7,369    7,242    7,125    7,019
                          10.55    10.76    10.97    11.16    11.34    11.51

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                  PURCHASE/SALE YIELD TABLE FOR DOWNTOWN PLAZA
             Purchase Price(000's)/Cap Going In as a function of IRR
            All Cash analysis (Purchased August 1996 Sold July 2009)

                         Sale Price(000's)/Terminal Cap
                          12,912   12,267   11,683   11,152   10,667   10,222
           IRR             9.50    10.00    10.50    11.00    11.50    12.00
--------------------------------------------------------------------------------
           10.50           9,022    8,846    8,686    8,541    8,409    8,287
                           8.96     9.14     9.30     9.46     9.61     9.75
           11.00           8,672    8,506    8,356    8,219    8,094    7,980
                           9.32     9.50     9.67     9.83     9.98    10.13
           11.50           8,341    8,184    8,042    7,913    7,796    7,688
                           9.69     9.87    10.05    10.21    10.37    10.51
           12.00           8,027    7,879    7,745    7,624    7,512    7,411
                          10.07    10.26    10.43    10.60    10.76    10.91
           12.50           7,729    7,590    7,463    7,349    7,244    7,148
                          10.46    10.65    10.83    11.00    11.16    11.31
           13.00           7,447    7,315    7,196    7,087    6,988    6,898
                          10.85    11.05    11.23    11.40    11.56    11.72

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                QUALIFICATIONS OF APPRAISER
================================================================================

                                                              James W Myers, MAI

Cushman & Wakefield - Senior Director
March 1994 to Present

Professional Affiliations

     Member of the Appraisal Institute (MAI Designation No. 09296) Certified Real Estate Appraiser - (ID# AG002662)

Real Estate Experience

     Cushman & Wakefield - Director
     May 1992 - April 1994

     Cushman & Wakefield - Associate Director
     January 1989 - May 1992

     Cushman & Wakefield - Appraiser October 1986 to January 1989. Property types appraised include office, retail, and industrial developments, hotels, residential income, and special purpose properties.

     Donahue and Company, Inc. - Newport Beach - Appraiser January, 1985 - 1986. Appraiser emphasis on eminent domain litigation, special purpose and problem properties, easement valuation, and full and partial property damages.

     Experience includes appraisal of the following types of property:

     Office Buildings                   Medical Buildings
     Apartment Buildings                Residential Subdivisions
     Shopping Centers                   Vacant Land
     Hotels                             Industrial Warehouses
     Department Stores                  Industrial Parks
     Auto Sales Facilities              Condominium Complexes
     Multi-Use Buildings

     Primary area of specialization has been major office buildings throughout southern California, with particular emphasis on appraising office buildings located along the Wilshire Boulevard corridor, extending from downtown Los Angeles to West Los Angeles.

Education

     Bachelor of Arts (English Literature), 1975
     Kenyon College, Gambier, Ohio

     American Institute of Real Estate Appraisers Courses:
          Real Estate Appraisal Principles
          Basic Valuation Procedures
          Capitalization Theory and Techniques, Parts A & B
          Standards of Professional Practice
          Valuation Analysis and Report Writing
          Case Studies in Real Estate Valuation


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                QUALIFICATIONS OF APPRAISER
================================================================================

                                                                   Miles Loo, Jr

Professional Affiliations

     State of California Provisional Real Estate Appraiser (ID #AP 023313) Associate Member of the Appraisal Institute (ID# M950226)
     State of California Real Estate Broker License (ID #01115873)


Real Estate Experience

     Associate Real Estate Appraiser - Cushman & Wakefield of California, Inc., Los Angeles Valuation Advisory Services
     May 1995 to Present

     Real Estate Broker - Good Land Realty Corporation, Los Angeles August 1991 to Present

     Experience includes appraisal of the following types of property:

     Office Buildings                            Medical Buildings
     Regional Shopping Centers                   Commercial Land
     Neighborhood Shopping Centers               Subdivision Lots
     Specialty Retail Centers                    Special Purpose


Education

     California State University of Los Angeles, Los Angeles, CA
     Bachelor of Science, Business Administration 1995
     Emphasis in Business Arts / Pre-Legal

     University Programs, Inc., Oxnard, CA
     Certificate for Real Estate Broker License 1994
     Certificate for Real Estate Appraisal License 1993

     Glendale Community College, Glendale, CA
     Associate Arts Degree 1991
     Graduated with a Business Curriculum

     Real Estate Courses:
          Real Estate Appraisal I                Real Estate Finance
          Real Estate Appraisal II               Real Estate Law
          Real Estate Escrow                     Real Estate Principles

     Appraisal Institute Courses:
          I-310 - Basic Income Capitalization
          I-410 - Standards of Professional Practice, Part A
          I-510 - Advanced Income Capitalization


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------